W&R TARGET FUNDS, INC.

W&R Target Pathfinder Aggressive Portfolio
W&R Target Pathfinder Moderately Aggressive Portfolio
W&R Target Pathfinder Moderate Portfolio
W&R Target Pathfinder Moderately Conservative Portfolio
W&R Target Pathfinder Conservative Portfolio

PROSPECTUS

March 1, 2008

The Securities and Exchange Commission has not approved or disapproved the Fund's securities, or determined whether this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

TABLE OF CONTENTS

General Information about W&R Target Pathfinder Portfolios
Fund Summaries
More about the Portfolios
Investment Goals, Principal Strategies, Investments and Risks
of the Underlying Funds
Management
Buying and Selling Portfolio Shares
Distributions and Taxes

W&R TARGET PATHFINDER PORTFOLIOS

GENERAL INFORMATION

This Prospectus provides information about the five W&R Target Pathfinder Portfolios (each, a Portfolio) offered by W&R Target Funds, Inc. (Corporation). The following sections are the Fund Summaries - one for each of the five Portfolios. Each Fund Summary provides specific information about each respective Portfolio, including information regarding the Portfolio's investment objective, principal strategies, principal risks, performance (when available) and estimated fees. Each Portfolio's investment objective can be changed by the Corporation's Board of Directors without shareholder approval. You can use these Fund Summaries to compare the Portfolios with other mutual funds. More detailed information about the risks and investment techniques of the Portfolios can be found in "More about the Portfolios." "You" and "your" refer to both direct shareholders (the insurance company separate accounts that invest assets on behalf of their contract holders) and contract holders who invest in the Portfolios indirectly through their variable annuity contracts and/or variable life insurance policies (collectively, Policies).

The Fund Summaries contain a discussion of the principal risks of investing in each Portfolio. As with any mutual fund, there can be no guarantee that a Portfolio will meet its objective or that a Portfolio's performance will be positive for any period of time.

Purpose of the W&R Target Pathfinder Portfolios

The W&R Target Pathfinder Portfolios are intended to provide various levels of potential capital appreciation at various levels of risk. Each of the five Portfolios is designed to provide a different asset allocation option corresponding to different investment goals ranging from the highest potential for growth with the highest amount of tolerance for risk, to the lowest potential for growth with the lowest amount of tolerance for risk, and the highest potential for income. Each Portfolio is a "fund of funds" which means that each Portfolio will seek to achieve its particular level of risk/return by investing substantially all of its assets in other mutual funds in the W&R Target Funds, Inc. (Underlying Funds) and short term investments in varying combinations and percentage amounts to achieve each Portfolio's particular investment objective.

The Portfolios are primarily designed:

  To help achieve an investor's financial objectives through a professionally developed asset allocation program.
  To maximize long term total returns at a given level of risk through broad diversification among several traditional asset classes.

In selecting a Portfolio, investors should consider their personal objectives, investment time horizons, risk tolerances, and financial circumstances.

An asset class is a specific category of assets or investments. Examples of asset classes are stocks, bonds, foreign securities and cash. Within each asset class there may be several different types of assets. For example, a stock asset class may contain: common stock and/or preferred stocks; large cap, mid cap, and/or small cap stocks; domestic or international stocks; and growth or value stocks. Each asset class, and each type of asset within that asset class, offers a different type of potential benefit and risk level. For example, stock assets may generally be expected to provide a higher potential growth rate, but may require a longer time horizon and more risk than you would expect from most bond assets. By combining the various asset classes described below, in different percentage combinations, each W&R Target Pathfinder Portfolio seeks to provide a different level of potential risk and reward.

Waddell & Reed Investment Management Company (WRIMCO), each Portfolio's investment manager, establishes for each Portfolio a target allocation range among different classes based on each Portfolio's risk profile and investment strategies. Within each target asset class allocation range, WRIMCO selects the Underlying Funds, and the percentage of the Portfolio's assets that will be allocated to each such Underlying Fund. WRIMCO is also the investment manager of each of the Underlying Funds. WRIMCO reviews the allocations among both asset classes and Underlying Funds on a routine basis. WRIMCO may make changes to the allocation range for any Portfolio from time to time as appropriate given the risk profile and investment strategies of each Portfolio and in order to achieve each Portfolio's investment objective.

Listed in the table below are the asset classes and Underlying Funds in which the Portfolios currently may invest and the target allocation ranges for each Portfolio that have been established by WRIMCO as of the date of this Prospectus. While this table is intended to depict the kinds of securities and the general proportions in which each Portfolio invests, over time the target asset class and Underlying Fund allocations may change as economic and/or market conditions warrant in order for each Portfolio to continue to meet its objective. Even where the target allocation ranges themselves do not change, actual allocations may vary from an established target over the short term. Until a target allocation range is itself changed, day-to-day market activity may cause a Portfolio's asset allocations to drift from the target. Under ordinary circumstances, WRIMCO will rebalance the assets of each Portfolio each quarter to conform its actual allocations to the target allocations applicable at that time. The Portfolios do not necessarily invest in every asset class or all of the Underlying Funds.

The Portfolios reserve the right to change the target allocation ranges at any time and without notice. For information about asset class and Underlying Fund allocations, please review the Portfolios' annual and semiannual reports, when available.

TARGET ALLOCATIONS

FOR EACH ASSET CLASS AND UNDERLYING FUND BY PORTFOLIO

	Aggressive Portfolio	Moderately Aggressive Portfolio	Moderate Portfolio	Moderately Conservative Portfolio	Conservative Portfolio
U.S. STOCKS:	50-60%	45-55%	40-50%	35-45%	30-40%
W&R Target Dividend Income	15-25%	15-25%	15-25%	10-20%	10-20%
W&R Target Growth	10-20%	10-20%	10-20%	5-15%	5-15%
W&R Target Mid Cap Growth	0-10%	0-10%	0-10%	0-10%	0-10%
W&R Target Real Estate Securities	0-10%	0-10%	0-10%	0-10%	0-10%
W&R Target Small Cap Growth	0-10%	0-10%	0-10%	0-10%	0-10%
W&R Target Small Cap Value	0-10%	0-10%	0-10%	0-10%	0-10%
W&R Target Value	0-10%	0-10%	0-10%	0-10%	0-10%

INTERNATIONAL STOCKS:	25-35%	20-30%	15-25%	10-20%	5-15%
W&R Target International Growth	10-20%	10-20%	5-15%	5-15%	0-10%
W&R Target International Value	10-20%	10-20%	5-15%	5-15%	0-10%

BONDS:	10-20%	15-25%	20-30%	25-35%	30-40%
W&R Target Bond	10-20%	15-25%	20-30%	25-35%	30-40%
W&R Target Mortgage Securities	0-10%	0-10%	0-10%	0-10%	0-10%

SHORT TERM INVESTMENTS:	0-10%	5-15%	10-20%	15-25%	20-30%
W&R Target Money Market	0-10%	5-15%	10-20%	15-25%	20-30%

Set forth below are the asset classes in which the Portfolios may invest and the Underlying Funds which WRIMCO currently has chosen to comprise each of these asset classes. The Portfolios may also invest in other Underlying Funds within each asset class in an effort to meet their respective investment objectives.

Asset Class	Underlying Investments

U.S. Stocks
Large Cap Stocks	W&R Target Dividend Income Portfolio seeks to provide income and long term capital growth.
W&R Target Growth Portfolio seeks capital growth, with a secondary objective of current income.
W&R Target Value Portfolio seeks long-term capital appreciation.
Mid Cap Stocks	W&R Target Mid Cap Growth Portfolio seeks to provide growth of your investment.
Small Cap Stocks	W&R Target Small Cap Growth Portfolio seeks growth of capital.
W&R Target Small Cap Value Portfolio seeks long term accumulation of capital.
Specialty Stocks	W&R Target Real Estate Securities Portfolio seeks total return through a combination of capital appreciation and current income.
International Stocks	W&R Target International Growth Portfolio seeks, as a primary objective, long term appreciation of capital, with a secondary objective of current income.
W&R Target International Value Portfolio seeks long term capital growth.
Bonds	W&R Target Bond Portfolio seeks a reasonable return with emphasis on preservation of capital.
W&R Target Mortgage Securities Portfolio seeks a high level of current income consistent with prudent investment risk.
Short Term Investments	W&R Target Money Market Portfolio seeks maximum current income consistent with stability of principal.

FUND SUMMARIES

W&R TARGET PATHFINDER AGGRESSIVE PORTFOLIO

OBJECTIVE

W&R Target Pathfinder Aggressive Portfolio seeks maximum growth of capital consistent with a more aggressive level of risk as compared to the other W&R Target Pathfinder Portfolios.

PRINCIPAL STRATEGIES

To achieve its objective, W&R Target Pathfinder Aggressive Portfolio allocates its assets among the asset classes below so that approximately 50-60% of the value of the Portfolio's assets is in U.S. stocks, approximately 25-35% of the Portfolio's assets is in international stocks, and approximately 10-20% of the Portfolio's assets is in bonds. W&R Target Pathfinder Aggressive Portfolio implements this allocation by investing primarily in the Underlying Funds shown below. The Portfolio's currently anticipated allocation ranges for each asset class, as well as the Portfolio's target allocation of investments among some or all of the Underlying Funds, are summarized in the table below. Shorter term allocations may vary from the target allocation.

Asset Class	Target Allocations
U.S. Stocks		50-60%
W&R Target Dividend Income Portfolio	15-25%
W&R Target Growth Portfolio	10-20%
W&R Target Value Portfolio	0-10%
W&R Target Mid Cap Growth Portfolio	0-10%
W&R Target Small Cap Growth Portfolio	0-10%
W&R Target Small Cap Value Portfolio	0-10%
W&R Target Real Estate Securities Portfolio	0-10%
International Stocks		25-35%
W&R Target International Growth Portfolio	10-20%
W&R Target International Value Portfolio	10-20%
Bonds		10-20%
W&R Target Bond Portfolio	10-20%
W&R Target Mortgage Securities Portfolio	0-10%
Short Term Investments		0-10%
W&R Target Money Market Portfolio	0-10%
TOTAL ALLOCATION		100%

These allocations are projections only and may be changed by WRIMCO from time to time. Actual allocations are not limited to the ranges shown, and ranges may vary from those shown above. WRIMCO monitors W&R Target Pathfinder Aggressive Portfolio's holdings and cash flow and will periodically adjust the Portfolio's asset allocation to realign it with the Portfolio's risk profile and investment strategies. WRIMCO evaluates W&R Target Pathfinder Aggressive Portfolio's asset allocation on an ongoing basis in view of its risk profile and strategies. This means that allocation changes will be made as needed in the view of WRIMCO. WRIMCO applies a long term investment horizon with respect to W&R Target Pathfinder Aggressive Portfolio; therefore, allocation changes may not be made in response to short term market conditions. The Portfolio does not intend to actively trade among the Underlying Funds, nor does it intend to attempt to capture short term market opportunities.

By owning shares of the Underlying Funds, the Portfolio indirectly holds a well-diversified mixture of both growth-oriented and value-oriented domestic and international stocks and, to a lesser extent, a mixture of investment grade and non-investment grade corporate bonds and securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (U.S. government securities), and money market instruments. Although the majority of the Portfolio's indirect stock holdings are of domestic and foreign large cap companies, the Portfolio is likely to have potentially significant exposure to mid cap companies and small cap companies. Large cap companies are typically companies with market capitalizations of at least $8 billion. Mid cap companies are typically companies with market capitalizations that range between $1 billion and $18 billion. Small cap companies are typically companies with market capitalizations below $3.5 billion.

W&R Target Pathfinder Aggressive Portfolio is intended for aggressive investors comfortable with incurring the risk associated with growth investing in a high percentage of stocks, including international stocks, investors with long term time horizons or investors who want to maximize long term returns and who have a higher tolerance for possible short term losses.

PRINCIPAL RISKS

Risks Applicable to W&R Target Pathfinder Aggressive Portfolio

Investment Risk. The Portfolio is subject to the general risks associated with price fluctuations of its underlying investments. As a result, the value of your investment in W&R Target Pathfinder Aggressive Portfolio will fluctuate, and there is the risk that you will lose money. Your investment will decline in value if the value of W&R Target Pathfinder Aggressive Portfolio's investments decreases.

Management Risk. WRIMCO will apply its investment techniques and risk analysis in making investment decisions for W&R Target Pathfinder Aggressive Portfolio, but there is no guarantee that its decisions will produce the intended result. W&R Target Pathfinder Aggressive Portfolio's ability to achieve its investment goal is subject to WRIMCO's skill and ability to select asset allocations and Underlying Funds that provide growth of capital and those that also provide income. Furthermore, WRIMCO may alter the asset allocation of W&R Target Pathfinder Aggressive Portfolio at its discretion. A material change in the asset allocation could affect both the level of risk and the potential for gain or loss.

Strategy Risk. There is the risk that WRIMCO's evaluations and allocation among asset classes and Underlying Funds may be incorrect. There is no guarantee that the Underlying Funds will achieve their respective investment objectives. Because W&R Target Pathfinder Aggressive Portfolio is weighted towards Underlying Funds that invest in stocks, both domestic and international, including mid cap and small cap stocks, W&R Target Pathfinder Aggressive Portfolio is more subject to the risks associated with those investments.

Risks Applicable to a Fund of Funds Structure. There are certain risks associated with a structure whereby W&R Target Pathfinder Aggressive Portfolio invests primarily in other mutual funds. In managing W&R Target Pathfinder Aggressive Portfolio, WRIMCO has the authority to select and replace Underlying Funds. WRIMCO could be subject to a potential conflict of interest in doing so because WRIMCO serves as the investment manager to the Underlying Funds and the advisory fees paid to WRIMCO by some of the Underlying Funds are higher than fees paid to WRIMCO by other Underlying Funds. Therefore, the selection of Underlying Funds by WRIMCO could have a positive or negative impact on WRIMCO's revenues or profits. It is important to note, however, that WRIMCO has a fiduciary duty to W&R Target Pathfinder Aggressive Portfolio and must act in the Portfolio's best interests.

For additional information about W&R Target Pathfinder Aggressive Portfolio's investments and risks, see "More about the Portfolios."

Risks Applicable to the Underlying Funds and Their Investments

W&R Target Pathfinder Aggressive Portfolio's ability to meet its investment objective depends on the ability of the Underlying Funds to achieve their respective investment objectives. Consequently, W&R Target Pathfinder Aggressive Portfolio is subject to the particular risks of the Underlying Funds in the proportions in which the Portfolio invests in them. Please see "Investment Goals, Principal Strategies, Investments and Risks of the Underlying Funds" for detailed information about the Underlying Funds, including the principal risks associated with the Underlying Funds and their respective investments.

PERFORMANCE

The Portfolio has not been in operation for a full calendar year; therefore, it does not have performance information to include in a bar chart or performance table.

FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of W&R Target Pathfinder Aggressive Portfolio. The table and the example below do not reflect any fees and expenses imposed under the Policies through which this Portfolio is offered. See the prospectus for the particular Policy for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)
Management Fees	0.00%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses[1]	0.09%
Acquired Fund (Underlying Fund) Fees and Expenses [2]	1.06%
Total Annual Portfolio Operating Expenses	1.15%

1The data for Other Expenses is estimated for the initial fiscal year of the Fund. Actual expenses may be higher or lower.

2In addition to its own direct expenses, the Portfolio will indirectly bear a pro rata share of the fees and expenses of each Underlying Fund in which it invests and the investment return of the Portfolio will be reduced by each Underlying Fund's expenses. Since the Portfolio has been in operation for less than six months, the amount shown is an estimate based on the Portfolio's investment in the Underlying Funds according to the target allocation (W&R Target International Value Portfolio, 14%; W&R Target International Growth Portfolio, 11%; W&R Target Growth Portfolio, 13%; W&R Target Dividend Income Portfolio, 19%; W&R Target Mid Cap Growth Portfolio, 5%; W&R Target Value Portfolio, 7%; W&R Target Small Cap Growth Portfolio, 3%; W&R Target Small Cap Value Portfolio, 5%; W&R Target Real Estate Securities Portfolio, 3%; W&R Target Bond Portfolio, 10%; W&R Target Mortgage Securities Portfolio, 5%; W&R Target Money Market Portfolio, 5%) and taking into account the fees and expenses of each such Underlying Fund estimated for its current fiscal year. The total expense ratios may be higher or lower depending on the Portfolio's actual allocation of assets among the Underlying Funds and the actual expenses of the Underlying Funds. An investor could realize lower overall expenses by allocating investments directly to the Underlying Funds.

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. The example assumes that (a) you invest $10,000 in the shares of the Portfolio for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$117	$365

W&R TARGET PATHFINDER MODERATELY AGGRESSIVE PORTFOLIO

OBJECTIVE

W&R Target Pathfinder Moderately Aggressive Portfolio seeks growth of capital, but also seeks income consistent with a moderately aggressive level of risk as compared to the other W&R Target Pathfinder Portfolios.

PRINCIPAL STRATEGIES

To achieve its objective, W&R Target Pathfinder Moderately Aggressive Portfolio allocates its assets among the asset classes below so that approximately 45-55% of the value of the Portfolio's assets is in U.S. stocks; approximately 20-30% of the Portfolio's assets is in international stocks; and 15-25% is in bonds and 5-15% in short term investments to reduce volatility. W&R Target Pathfinder Moderately Aggressive Portfolio implements this allocation by investing primarily in the Underlying Funds shown below. The Portfolio's currently anticipated allocation ranges for each asset class, as well as the Portfolio's target allocation of investments among some or all of the Underlying Funds, are summarized in the table below. Shorter term allocations may vary form the target allocation.

Asset Class	Target Allocations
U.S. Stocks		45-55%
W&R Target Dividend Income Portfolio	15-25%
W&R Target Growth Portfolio	10-20%
W&R Target Value Portfolio	0-10%
W&R Target Mid Cap Growth Portfolio	0-10%
W&R Target Small Cap Growth Portfolio	0-10%
W&R Target Small Cap Value Portfolio	0-10%
W&R Target Real Estate Securities Portfolio	0-10%
International Stocks		20-30%
W&R Target International Growth Portfolio	10-20%
W&R Target International Value Portfolio	10-20%
Bonds		15-25%
W&R Target Bond Portfolio	15-25%
W&R Target Mortgage Securities Portfolio	0-10%
Short Term Investments		5-15%
W&R Target Money Market Portfolio	5-15%
TOTAL ALLOCATION		100%

These allocations are projections only and may be changed by WRIMCO from time to time. Actual allocations are not limited to the ranges shown, and ranges may vary from those shown above. WRIMCO monitors W&R Target Pathfinder Moderately Aggressive Portfolio's holdings and cash flow and will periodically adjust the Portfolio's asset allocation to realign it with the Portfolio's risk profile and investment strategies. WRIMCO evaluates W&R Target Pathfinder Moderately Aggressive Portfolio's asset allocation on an ongoing basis in view of its risk profile and strategies. This means that allocation changes will be made as needed in the view of WRIMCO. WRIMCO applies a long term investment horizon with respect to W&R Target Pathfinder Moderately Aggressive Portfolio; therefore, allocation changes may not be made in response to short term market conditions. The Portfolio does not intend to actively trade among the Underlying Funds, nor does it intend to attempt to capture short term market opportunities.

By owning shares of the Underlying Funds, the Portfolio indirectly holds a well-diversified mixture of both growth-oriented and value-oriented domestic and international stocks and, to a lesser extent, a mixture of investment grade and non-investment grade corporate bonds and U.S. government securities and money market instruments. Although the majority of the Portfolio's indirect stock holdings are of domestic and foreign large cap companies, the Portfolio is likely to have some exposure to mid cap and small cap companies.

W&R Target Pathfinder Moderately Aggressive Portfolio is intended for investors who want to maximize returns over the long term but who have a tolerance for possible short term losses or who are looking for some additional diversification.

PRINCIPAL RISKS

Risks Applicable to W&R Target Pathfinder Moderately Aggressive Portfolio

Investment Risk. The Portfolio is subject to the general risks associated with price fluctuations of its underlying investments. As a result, the value of your investment in W&R Target Pathfinder Moderately Aggressive Portfolio will fluctuate and there is the risk that you will lose money. Your investment will decline in value if the value of W&R Target Pathfinder Moderately Aggressive Portfolio's investments decreases.

Management Risk. WRIMCO will apply its investment techniques and risk analysis in making investment decisions for the Portfolio, but there is no guarantee that its decisions will produce the intended result. W&R Target Pathfinder Moderately Aggressive Portfolio's ability to achieve its investment goal is subject to WRIMCO's skill and ability to select asset allocations and Underlying Funds that provide growth of capital and those that also provide income. Furthermore, WRIMCO may alter the asset allocation of W&R Target Pathfinder Moderately Aggressive Portfolio at its discretion. A material change in the asset allocation could affect both the level of risk and the potential for gain or loss.

Strategy Risk. There is the risk that WRIMCO's evaluations and allocation among asset classes and Underlying Funds may be incorrect. There is no guarantee that the Underlying Funds will achieve their respective investment objectives. Because W&R Target Pathfinder Moderately Aggressive Portfolio is weighted towards Underlying Funds that invest in stocks, both U.S. and international, including mid cap stocks, as well as bonds, W&R Target Pathfinder Moderately Aggressive Portfolio is more subject to the risks associated with those investments.

Risks Applicable to a Fund of Funds Structure. There are certain risks associated with a structure whereby W&R Target Pathfinder Moderately Aggressive Portfolio invests primarily in other mutual funds. In managing W&R Target Pathfinder Moderately Aggressive Portfolio, WRIMCO has the authority to select and replace Underlying Funds. WRIMCO could be subject to a potential conflict of interest in doing so because WRIMCO serves as the investment manager to the Underlying Funds and the advisory fees paid to WRIMCO by some of the Underlying Funds are higher than fees paid to WRIMCO by other Underlying Funds. Therefore, the selection of Underlying Funds by WRIMCO could have a positive or negative impact on WRIMCO's revenues or profits. It is important to note, however, that WRIMCO has a fiduciary duty to W&R Target Pathfinder Moderately Aggressive Portfolio and must act in the Portfolio's best interests.

For additional information about W&R Target Pathfinder Moderately Aggressive Portfolio's investments and risks, see "More about the Portfolios."

Risks Applicable to the Underlying Funds and Their Investments

W&R Target Pathfinder Moderately Aggressive Portfolio's ability to meet its investment objective depends on the ability of the Underlying Funds to achieve their respective investment objectives. Consequently, W&R Target Pathfinder Moderately Aggressive Portfolio is subject to the particular risks of the Underlying Funds in the proportions in which the Portfolio invests in them. Please see "Investment Goals, Principal Strategies, Investments and Risks of the Underlying Funds" for detailed information about the Underlying Funds, including the principal risks associated with the Underlying Funds and their respective investments.

PERFORMANCE

The Portfolio has not been in operation for a full calendar year; therefore, it does not have performance information to include in a bar chart or performance table.

FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of W&R Target Pathfinder Moderately Aggressive Portfolio. The table and the example below do not reflect any fees and expenses imposed under the Policies through which this Portfolio is offered. See the prospectus for the particular Policy for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)
Management Fees	0.00%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses[1]	0.09%
Acquired Fund (Underlying Fund) Fees and Expenses [2]	1.03%
Total Annual Portfolio Operating Expenses	1.12%

1The data for Other Expenses is estimated for the initial fiscal year of the Fund. Actual expenses may be higher or lower.

2In addition to its own direct expenses, the Portfolio will indirectly bear a pro rata share of the fees and expenses of each Underlying Fund in which it invests and the investment return of the Portfolio will be reduced by each Underlying Fund's expenses. Since the Portfolio has been in operation for less than six months, the amount shown is an estimate based on the Portfolio's investment in the Underlying Funds according to the target allocation (W&R Target International Value Portfolio, 11%; W&R Target International Growth Portfolio, 9%; W&R Target Growth Portfolio, 12%; W&R Target Dividend Income Portfolio, 18%; W&R Target Mid Cap Growth Portfolio, 5%; W&R Target Value Portfolio, 5%; W&R Target Small Cap Growth Portfolio, 3%; W&R Target Small Cap Value Portfolio, 4%; W&R Target Real Estate Securities Portfolio, 3%; W&R Target Bond Portfolio, 17%; W&R Target Mortgage Securities Portfolio, 5%; W&R Target Money Market Portfolio, 8%) and taking into account the fees and expenses of each such Underlying Fund estimated for its current fiscal year. The total expense ratios may be higher or lower depending on the Portfolio's actual allocation of assets among the Underlying Funds and the actual expenses of the Underlying Funds. An investor could realize lower overall expenses by allocating investments directly to the Underlying Funds.

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. The example assumes that (a) you invest $10,000 in the shares of the Portfolio for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$114	$356

W&R TARGET PATHFINDER MODERATE PORTFOLIO

OBJECTIVE

W&R Target Pathfinder Moderate Portfolio seeks a high level of total return consistent with a moderate level of risk as compared to the other W&R Target Pathfinder Portfolios.

PRINCIPAL STRATEGIES

To achieve its objective, W&R Target Pathfinder Moderate Portfolio allocates its assets among the asset classes below so that approximately 40-50% of the value of the Portfolio's assets is in U.S. stocks; 15-25% of its assets is in international stocks; 20-30% of the value of its assets is in bonds and 10-20% of the value of its assets is in other short term investments to add income and reduce volatility. W&R Target Pathfinder Moderate Portfolio implements this allocation by investing primarily in the Underlying Funds shown below. W&R Target Pathfinder Moderate Portfolio's currently anticipated allocation ranges for each asset class, as well as the Portfolio's target allocation of investments among some or all of the Underlying Funds, are summarized in the table below. Shorter term allocations may vary from the target allocation.

Asset Class	Target Allocations
U.S. Stocks		40-50%
W&R Target Dividend Income Portfolio	15-25%
W&R Target Growth Portfolio	10-20%
W&R Target Value Portfolio	0-10%
W&R Target Mid Cap Growth Portfolio	0-10%
W&R Target Small Cap Growth Portfolio	0-10%
W&R Target Small Cap Value Portfolio	0-10%
W&R Target Real Estate Securities Portfolio	0-10%
International Stocks		15-25%
W&R Target International Growth Portfolio	5-15%
W&R Target International Value Portfolio	5-15%
Bonds		20-30%
W&R Target Bond Portfolio	20-30%
W&R Target Mortgage Securities Portfolio	0-10%
Short Term Investments		10-20%
W&R Target Money Market Portfolio	10-20%
TOTAL ALLOCATION		100%

These allocations are projections only and may be changed by WRIMCO from time to time. Actual allocations are not limited to the ranges shown and ranges may vary from those shown above. WRIMCO monitors W&R Target Pathfinder Moderate Portfolio's holdings and cash flow and will periodically adjust the Portfolio's asset allocation to realign it with the Portfolio's risk profile and investment strategies. WRIMCO evaluates W&R Target Pathfinder Moderate Portfolio's asset allocation on an ongoing basis in view of its risk profile and strategies. This means that allocation changes will be made as needed in the view of WRIMCO. WRIMCO applies a long term investment horizon with respect to W&R Target Pathfinder Moderate Portfolio; therefore, allocation changes may not be made in response to short term market conditions. The Portfolio does not intend to actively trade among the Underlying Funds, nor does it intend to attempt to capture short term market opportunities.

By owning shares of the Underlying Funds, the Portfolio indirectly holds a well-diversified mixture of both growth-oriented and value-oriented, primarily large cap, domestic and, to a lesser extent, international stocks, as well as a mixture of investment grade and non-investment grade corporate bonds, U.S. government securities and money market instruments.

W&R Target Pathfinder Moderate Portfolio is intended for investors who have a lower tolerance for risk than more aggressive investors and who are seeking both growth and income, who have a longer time horizon, or who are willing to accept moderate short term price fluctuations in exchange for potential longer term returns.

PRINCIPAL RISKS

Risks Applicable to W&R Target Pathfinder Moderate Portfolio

Investment Risk. The Portfolio is subject to the general risks associated with price fluctuations of its underlying investments. As a result, the value of your investment in W&R Target Pathfinder Moderate Portfolio will fluctuate, and there is the risk that you will lose money. Your investment will decline in value if the value of W&R Target Pathfinder Moderate Portfolio's investments decreases.

Management Risk. WRIMCO will apply its investment techniques and risk analysis in making investment decisions for the Portfolio, but there is no guarantee that its decisions will produce the intended result. W&R Target Pathfinder Moderate Portfolio's ability to achieve its investment goal is subject to WRIMCO's skill and ability to select asset allocations and Underlying Funds that provide growth of capital and those that also provide income. Furthermore, WRIMCO may alter the asset allocation of W&R Target Pathfinder Moderate Portfolio at its discretion. A material change in the asset allocation could affect both the level of risk and the potential for gain or loss.

Strategy Risk. There is the risk that WRIMCO's evaluations and allocation among asset classes and Underlying Funds may be incorrect. There is no guarantee that the Underlying Funds will achieve their respective investment objectives. Because W&R Target Pathfinder Moderate Portfolio is weighted towards Underlying Funds that invest in stocks, both U.S. and international, including mid cap stocks, as well as bonds and short term investments, W&R Target Pathfinder Moderate Portfolio is more subject to the risks associated with those investments.

Risks Applicable to a Fund of Funds Structure. There are certain risks associated with a structure whereby W&R Target Pathfinder Moderate Portfolio invests primarily in other mutual funds. In managing W&R Target Pathfinder Moderate Portfolio, WRIMCO could be subject to a potential conflict of interest in doing so, because WRIMCO serves as the investment manager to the Underlying Funds and the advisory fees paid to WRIMCO by some of the Underlying Funds are higher than fees paid to WRIMCO by other Underlying Funds. Therefore, the selection of Underlying Funds by WRIMCO could have a positive or negative impact on WRIMCO's revenues or profits. It is important to note, however, that WRIMCO has a fiduciary duty to W&R Target Pathfinder Moderate Portfolio and must act in the Portfolio's best interests.

For additional information about W&R Target Pathfinder Moderate Portfolio's investments and risks, see "More about the Portfolios."

Risks Applicable to the Underlying Funds and Their Investments

W&R Target Pathfinder Moderate Portfolio's ability to meet its investment objective depends on the ability of the Underlying Funds to achieve their respective investment objectives. Consequently, W&R Target Pathfinder Moderate Portfolio is subject to the particular risks of the Underlying Funds in the proportions in which the Portfolio invests in them. Please see "Investment Goals, Principal Strategies, Investments and Risks of the Underlying Funds" for detailed information about the Underlying Funds, including the principal risks associated with the Underlying Funds and their respective investments.

PERFORMANCE

The Portfolio has not been in operation for a full calendar year; therefore, it does not have performance information to include in a bar chart or performance table.

FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of W&R Target Pathfinder Moderate Portfolio. The table and the example below do not reflect any fees and expenses imposed under the Policies through which this Portfolio is offered. See the prospectus for the particular Policy for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)
Management Fees	0.00%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses[1]	0.09%
Acquired Fund (Underlying Fund) Fees and Expenses [2]	0.99%
Total Annual Portfolio Operating Expenses	1.08%

1The data for Other Expenses is estimated for the initial fiscal year of the Fund. Actual expenses may be higher or lower.

2In addition to its own direct expenses, the Portfolio will indirectly bear a pro rata share of the fees and expenses of each Underlying Fund in which it invests and the investment return of the Portfolio will be reduced by each Underlying Fund's expenses. Since the Portfolio has been in operation for less than six months, the amount shown is an estimate based on the Portfolio's investment in the Underlying Funds according to the target allocation (W&R Target International Value Portfolio, 8%; W&R Target International Growth Portfolio, 7%; W&R Target Growth Portfolio, 12%; W&R Target Dividend Income Portfolio, 18%; W&R Target Mid Cap Growth Portfolio, 4%; W&R Target Value Portfolio, 5%; W&R Target Small Cap Growth Portfolio, 2%; W&R Target Small Cap Value Portfolio, 2%; W&R Target Real Estate Securities Portfolio, 2%; W&R Target Bond Portfolio, 24%; W&R Target Mortgage Securities Portfolio, 5%; W&R Target Money Market Portfolio, 11%) and taking into account the fees and expenses of each such Underlying Fund estimated for its current fiscal year. The total expense ratios may be higher or lower depending on the Portfolio's actual allocation of assets among the Underlying Funds and the actual expenses of the Underlying Funds. An investor could realize lower overall expenses by allocating investments directly to the Underlying Funds.

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. The example assumes that (a) you invest $10,000 in the shares of the Portfolio for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$110	$343

W&R TARGET PATHFINDER MODERATELY CONSERVATIVE PORTFOLIO

OBJECTIVE

W&R Target Pathfinder Moderately Conservative Portfolio seeks a high level of total return consistent with a moderately conservative level of risk.

PRINCIPAL STRATEGIES

W&R Target Pathfinder Moderately Conservative Portfolio allocates its assets among the asset classes below so that approximately 25-35% of the value of the Portfolio's assets is in bonds, 35-45% in U.S. stocks, 15-25% in short term investments, and 10-20% in international stocks. The Portfolio's allocation is principally weighted towards bond investments and short term investments while including stock investments for long term growth. W&R Target Pathfinder Moderately Conservative Portfolio implements this allocation by investing primarily in the Underlying Funds shown below. W&R Target Pathfinder Moderately Conservative Portfolio's currently anticipated allocation ranges for each asset class, as well as the Portfolio's target allocation of investments among some or all of the Underlying Funds, are summarized in the table below. Shorter term allocations may vary from the target allocation.

Asset Class	Target Allocations
U.S. Stocks		35-45%
W&R Target Dividend Income Portfolio	10-20%
W&R Target Growth Portfolio	5-15%
W&R Target Value Portfolio	0-10%
W&R Target Mid Cap Growth Portfolio	0-10%
W&R Target Small Cap Growth Portfolio	0-10%
W&R Target Small Cap Value Portfolio	0-10%
W&R Target Real Estate Securities Portfolio	0-10%
International Stocks		10-20%
W&R Target International Growth Portfolio	5-15%
W&R Target International Value Portfolio	5-15%
Bonds		25-35%
W&R Target Bond Portfolio	25-35%
W&R Target Mortgage Securities Portfolio	0-10%
Short Term Investments		15-25%
W&R Target Money Market Portfolio	15-25%
TOTAL ALLOCATION		100%

These allocations are projections only and may be changed by WRIMCO from time to time. Actual allocations are not limited to the ranges shown and ranges may vary from those shown above. WRIMCO monitors W&R Target Pathfinder Moderately Conservative Portfolio's holdings and cash flow and will periodically adjust the Portfolio's asset allocation to realign it with the Portfolio's risk profile and investment strategies. WRIMCO evaluates W&R Target Pathfinder Moderately Conservative Portfolio's asset allocation on an ongoing basis in view of its risk profile and strategies. This means that allocation changes will be made as needed in the view of WRIMCO. WRIMCO applies a long term investment horizon with respect to W&R Target Pathfinder Moderately Conservative Portfolio; therefore, allocation changes may not be made in response to short term market conditions. The Portfolio does not intend to actively trade among the Underlying Funds, nor does it intend to attempt to capture short term market opportunities.

By owning shares of the Underlying Funds, the Portfolio indirectly holds a diversified mixture of stocks of domestic and, to a lesser extent, foreign companies that are typically large cap; the Portfolio also indirectly holds a mixture of investment grade corporate bonds, U.S. government securities and, to a lesser extent, a mixture of non-investment grade corporate bonds and money market instruments.

W&R Target Pathfinder Moderately Conservative Portfolio is intended for investors who have a lower tolerance for risk and whose primary goal is income, who have a shorter time horizon or who are willing to accept some amount of market volatility in exchange for greater potential income and growth.

PRINCIPAL RISKS

Risks Applicable to W&R Target Pathfinder Moderately Conservative Portfolio

Investment Risk. The Portfolio is subject to the general risks associated with price fluctuations of its underlying investments. As a result, the value of your investment in W&R Target Pathfinder Moderately Conservative Portfolio will fluctuate, and there is the risk that you will lose money. Your investment will decline in value if the value of W&R Target Pathfinder Moderately Conservative Portfolio's investments decreases.

Management Risk. WRIMCO will apply its investment techniques and risk analysis in making investment decisions for the Portfolio, but there is no guarantee that its decisions will produce the intended result. W&R Target Pathfinder Moderately Conservative Portfolio's ability to achieve its investment goal is subject to WRIMCO's skill and ability to select asset allocations and Underlying Funds that provide growth of capital and those that also provide income. Furthermore, WRIMCO may alter the asset allocation of W&R Target Pathfinder Moderately Conservative Portfolio at its discretion. A material change in the asset allocation could affect both the level of risk and the potential for gain or loss.

Strategy Risk. There is the risk that WRIMCO's evaluations and allocation among asset classes and Underlying Funds may be incorrect. There is no guarantee that the Underlying Funds will achieve their respective investment objectives. Because W&R Target Pathfinder Moderately Conservative Portfolio is weighted towards Underlying Funds that invest in stocks, both U.S. and international, including mid cap stocks, as well as bonds and short term investments, W&R Target Pathfinder Moderately Conservative Portfolio is more subject to the risks associated with those investments.

Risks Applicable to a Fund of Funds Structure. There are certain risks associated with a structure whereby W&R Target Pathfinder Moderately Conservative Portfolio invests primarily in other mutual funds. In managing W&R Target Pathfinder Moderately Conservative Portfolio, WRIMCO could be subject to a potential conflict of interest in doing so, because WRIMCO serves as the investment manager to the Underlying Funds and the advisory fees paid to WRIMCO by some of the Underlying Funds are higher than fees paid to WRIMCO by other Underlying Funds. Therefore, the selection of Underlying Funds by WRIMCO could have a positive or negative impact on WRIMCO's revenues or profits. It is important to note, however, that WRIMCO has a fiduciary duty to W&R Target Pathfinder Moderately Conservative Portfolio and must act in the Portfolio's best interests.

For additional information about W&R Target Pathfinder Moderately Conservative Portfolio's investments and risks, see "More about the Portfolios."

Risks Applicable to the Underlying Funds and Their Investments

W&R Target Pathfinder Moderately Conservative Portfolio's ability to meet its investment objective depends on the ability of the Underlying Funds to achieve their respective investment objectives. Consequently, W&R Target Pathfinder Moderately Conservative Portfolio is subject to the particular risks associated with the Underlying Funds in the proportions in which the Portfolio invests in them. Please see "Investment Goals, Principal Strategies, Investments and Risks of the Underlying Funds" for detailed information about the Underlying Funds, including the principal risks associated with the Underlying Funds and their respective investments.

PERFORMANCE

The Portfolio has not been in operation for a full calendar year; therefore, it does not have performance information to include in a bar chart or performance table.

FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of W&R Target Pathfinder Moderately Conservative Portfolio. The table and the example below do not reflect any fees and expenses imposed under the Policies through which this Portfolio is offered. See the prospectus for the particular Policy for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)
Management Fees	0.00%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses[1]	0.09%
Acquired Fund (Underlying Fund) Fees and Expenses [2]	0.96%
Total Annual Portfolio Operating Expenses	1.05%

1The data for Other Expenses is estimated for the initial fiscal year of the Fund. Actual expenses may be higher or lower.

2In addition to its own direct expenses, the Portfolio will indirectly bear a pro rata share of the fees and expenses of each Underlying Fund in which it invests and the investment return of the Portfolio will be reduced by each Underlying Fund's expenses. Since the Portfolio has been in operation for less than six months, the amount shown is an estimate based on the Portfolio's investment in the Underlying Funds according to the target allocation (W&R Target International Value Portfolio, 6%; W&R Target International Growth Portfolio, 6%; W&R Target Growth Portfolio, 11%; W&R Target Dividend Income Portfolio, 16%; W&R Target Mid Cap Growth Portfolio, 4%; W&R Target Value Portfolio, 5%; W&R Target Small Cap Growth Portfolio, 1%; W&R Target Small Cap Value Portfolio, 1%; W&R Target Bond Portfolio, 30%; W&R Target Mortgage Securities Portfolio, 5%; W&R Target Money Market Portfolio, 15%) and taking into account the fees and expenses of each such Underlying Fund estimated for its current fiscal year. The total expense ratios may be higher or lower depending on the Portfolio's actual allocation of assets among the Underlying Funds and the actual expenses of the Underlying Funds. An investor could realize lower overall expenses by allocating investments directly to the Underlying Funds.

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. The example assumes that (a) you invest $10,000 in the shares of the Portfolio for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$107	$334

W&R TARGET PATHFINDER CONSERVATIVE PORTFOLIO

OBJECTIVE

W&R Target Pathfinder Conservative Portfolio seeks a high level of total return consistent with a conservative level of risk as compared to the other W&R Target Pathfinder Portfolios.

PRINCIPAL STRATEGIES

W&R Target Pathfinder Conservative Portfolio allocates its assets among the asset classes below so that approximately 20-30% of the value of the Portfolio's assets is in short term investments; 30-40% is in bonds; 30-40% of the value of the Portfolio's assets is in U.S. stocks of various capitalization levels, but primarily large cap stocks; and 5-15% is in international stocks. The Portfolio's allocation primarily focuses on bonds and short term investments while including stock investments for long term growth. W&R Target Pathfinder Conservative Portfolio implements this allocation by investing primarily in the Underlying Funds shown below. W&R Target Pathfinder Conservative Portfolio's currently anticipated allocation ranges for each asset class, as well as the Portfolio's target allocation of investments among some or all of the Underlying Funds, are summarized in the table below. Shorter term allocations may vary from the target allocation.

Asset Class	Target Allocations
U.S. Stocks		30-40%
W&R Target Dividend Income Portfolio	10-20%
W&R Target Growth Portfolio	5-15%
W&R Target Value Portfolio	0-10%
W&R Target Mid Cap Growth Portfolio	0-10%
W&R Target Small Cap Growth Portfolio	0-10%
W&R Target Small Cap Value Portfolio	0-10%
W&R Target Real Estate Securities Portfolio	0-10%
International Stocks		5-15%
W&R Target International Growth Portfolio	0-10%
W&R Target International Value Portfolio	0-10%
Bonds		30-40%
W&R Target Bond Portfolio	30-40%
W&R Target Mortgage Securities Portfolio	0-10%
Short Term Investments		20-30%
W&R Target Money Market Portfolio	20-30%
TOTAL ALLOCATION		100%

These allocations are projections only and may be changed by WRIMCO from time to time. Actual allocations are not limited to the ranges shown and ranges may vary from those shown above. WRIMCO monitors W&R Target Pathfinder Conservative Portfolio's holdings and cash flow and will periodically adjust the Portfolio's asset allocation to realign it with the Portfolio's risk profile and investment strategies. WRIMCO evaluates W&R Target Pathfinder Conservative Portfolio's asset allocation on an ongoing basis in view of its risk profile and strategies. This means that allocation changes will be made as needed in the view of WRIMCO. WRIMCO applies a long term investment horizon with respect to W&R Target Pathfinder Conservative Portfolio; therefore, allocation changes may not be made in response to short term market conditions. The Portfolio does not intend to actively trade among the Underlying Funds, nor does it intend to attempt to capture short term market opportunities.

By owning shares of the Underlying Funds, the Portfolio indirectly holds a diversified mixture of money market instruments, investment-grade corporate bonds, U.S. government securities, and, to a lesser extent, stocks of primarily large cap companies.

W&R Target Pathfinder Conservative Portfolio is intended for investors who have a low tolerance for risk and whose primary goal is income, or who have a short time horizon.

PRINCIPAL RISKS

Risks Applicable to W&R Target Pathfinder Conservative Portfolio

Investment Risk. The Portfolio is subject to the general risks associated with price fluctuations of its underlying investments. As a result, the value of your investment in W&R Target Pathfinder Conservative Portfolio will fluctuate, and there is the risk that you will lose money. Your investment will decline in value if the value of W&R Target Pathfinder Conservative Portfolio's investments decreases.

Management Risk. WRIMCO will apply its investment techniques and risk analysis in making investment decisions for the Portfolio, but there is no guarantee that its decisions will produce the intended result. W&R Target Pathfinder Conservative Portfolio's ability to achieve its investment goal is subject to WRIMCO's skill and ability to select asset allocations and Underlying Funds that provide growth of capital and those that also provide income. Furthermore, WRIMCO may alter the asset allocation of W&R Target Pathfinder Conservative Portfolio at its discretion. A material change in the asset allocation could affect both the level of risk and the potential for gain or loss.

Strategy Risk. There is the risk that WRIMCO's evaluations and allocation among asset classes and Underlying Funds may be incorrect. There is no guarantee that the Underlying Funds will achieve their respective investment objectives. Because W&R Target Pathfinder Conservative Portfolio is weighted towards Underlying Funds that invest in stocks, both U.S. and international, including mid cap and small cap stocks, as well as bonds and short term investments, W&R Target Pathfinder Conservative Portfolio is more subject to the risks associated with those investments.

Risks Applicable to a Fund of Funds Structure. There are certain risks associated with a structure whereby W&R Target Pathfinder Conservative Portfolio invests primarily in other mutual funds. In managing W&R Target Pathfinder Conservative Portfolio, WRIMCO could be subject to a potential conflict of interest in doing so, because WRIMCO serves as the investment manager to the Underlying Funds and the advisory fees paid to WRIMCO by some the Underlying Funds are higher than fees paid to WRIMCO by other Underlying Funds. Therefore, the selection of Underlying Funds by WRIMCO could have a positive or negative impact on WRIMCO's revenues or profits. It is important to note, however, that WRIMCO has a fiduciary duty to W&R Target Pathfinder Conservative Portfolio and must act in the Portfolio's best interests.

For additional information about W&R Target Pathfinder Conservative Portfolio's investments and risks, see "More about the Portfolios."

Risks Applicable to the Underlying Funds and Their Investments

W&R Target Pathfinder Conservative Portfolio's ability to meet its investment objective depends on the ability of the Underlying Funds to achieve their respective investment objectives. Consequently, W&R Target Pathfinder Conservative Portfolio is subject to the particular risks associated with the Underlying Funds in the proportions in which the Portfolio invests in them. Please see "Investment Goals, Principal Strategies, Investments and Risks of the Underlying Funds" for detailed information about the Underlying Funds, including the principal risks associated with the Underlying Funds and their respective investments.

PERFORMANCE

The Portfolio has not been in operation for a full calendar year; therefore, it does not have performance information to include in a bar chart or performance table.

FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of W&R Target Pathfinder Conservative Portfolio. The table and the example below do not reflect any fees and expenses imposed under the Policies through which this Portfolio is offered. See the prospectus for the particular Policy for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)
Management Fees	0.00%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses[1]	0.09%
Acquired Fund (Underlying Fund) Fees and Expenses [2]	0.93%
Total Annual Portfolio Operating Expenses	1.02%

1The data for Other Expenses is estimated for the initial fiscal year of the Fund. Actual expenses may be higher or lower.

2In addition to its own direct expenses, the Portfolio will indirectly bear a pro rata share of the fees and expenses of each Underlying Fund in which it invests and the investment return of the Portfolio will be reduced by each Underlying Fund's expenses. Since the Portfolio has been in operation for less than six months, the amount shown is an estimate based on the Portfolio's investment in the Underlying Funds according to the target allocation (W&R Target International Value Portfolio, 5%; W&R Target International Growth Portfolio, 5%; W&R Target Growth Portfolio, 9%; W&R Target Dividend Income Portfolio, 15%; W&R Target Mid Cap Growth Portfolio, 2%; W&R Target Value Portfolio, 2%; W&R Target Small Cap Growth Portfolio, 1%; W&R Target Small Cap Value Portfolio, 1%; W&R Target Bond Portfolio, 35%; W&R Target Mortgage Securities Portfolio, 5%; W&R Target Money Market Portfolio, 20%) and taking into account the fees and expenses of each such Underlying Fund estimated for its current fiscal year. The total expense ratios may be higher or lower depending on the Portfolio's actual allocation of assets among the Underlying Funds and the actual expenses of the Underlying Funds. An investor could realize lower overall expenses by allocating investments directly to the Underlying Funds.

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. The example assumes that (a) you invest $10,000 in the shares of the Portfolio for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$104	$325

MORE ABOUT THE PORTFOLIOS

FUND OF FUNDS RISKS

Each Portfolio offered in this Prospectus is a "fund of funds," which means that it invests substantially all of its assets in a number of other W&R Target mutual funds rather than investing directly in stocks, bonds and other instruments. As a fund of funds, each Portfolio is subject to the following risks.

Your investment in a Portfolio is subject to all the risks of an investment directly in the Underlying Funds the Portfolio holds. These risks are disclosed for each Underlying Fund in the section titled "Investment Goals, Principal Strategies, Investments and Risks of the Underlying Funds."

A Portfolio's performance reflects the investment performance of the Underlying Funds it holds. A Portfolio's performance thus depends both on the allocation of its assets among the various Underlying Funds and the ability of those funds to meet their respective investment objectives. WRIMCO may not accurately assess the attractiveness or risk potential of particular Underlying Funds, asset classes, or investment styles.

Each Portfolio invests in a limited number of Underlying Funds and may invest a significant portion of its assets in a single Underlying fund. Therefore, the performance of a single Underlying Fund can have a significant effect on the performance of a Portfolio and the price of its shares. As with any mutual fund, there is no assurance that any Underlying Fund will achieve its investment objectives.

One Underlying Fund may purchase the same securities that another Underlying Fund sells. A Portfolio that invests in both Underlying Funds would indirectly bear the costs of these trades.

While an investor may be able to invest in certain of the Underlying Funds (many of which are available to Policyowners directly through their Policies), you should not expect to achieve the same results by investing directly in the Underlying Funds and short term investments as you would receive by investing in the W&R Target Pathfinder Portfolios because the Portfolios offer professional asset allocation and an added measure of diversification. WRIMCO monitors each Portfolio's holdings and cash flow and periodically adjusts each Portfolio's mix to keep the Portfolio closely aligned to its investment strategies in changing market conditions. Underlying Funds may be added or removed from a Portfolio's allocation mix by WRIMCO without notice to investors.

Because you are investing indirectly through the W&R Target Pathfinder Portfolios, you will pay a proportionate share of the applicable expenses of the Underlying Funds (including applicable management, administration, service and accounting fees), as well as the expenses of the particular W&R Target Pathfinder Portfolio. No front-end sales load or contingent deferred sales charge is charged, either by the Underlying Funds or by the W&R Target Pathfinder Portfolios. Although the Underlying Funds will charge a Rule 12b-1 fee, the W&R Target Pathfinder Portfolios do not charge a Rule 12b-1 fee, so there is no duplication of these fees or charges.

INVESTMENT GOALS, PRINCIPAL STRATEGIES, INVESTMENTS AND RISKS OF THE UNDERLYING FUNDS

The following is a concise description of the investment objectives, principal strategies and certain risks of the Underlying Funds in which the Portfolios invest. The Statement of Additional Information (SAI) of the Portfolios includes additional information about the investment strategies, policies and risks of the Underlying Funds. Those strategies, policies and risks are also described more fully in the prospectus and SAI of each Underlying Fund. Please note that no offer is made in this Prospectus of the shares of any Underlying Fund.

Bond Portfolio seeks a reasonable return with emphasis on preservation of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets in bonds, including corporate bonds and U.S. government securities, as well as mortgage-backed and other asset-backed securities. The portfolio invests primarily in domestic and, to a lesser extent, foreign debt securities usually of investment grade, including bonds rated BBB and higher by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (S&P), and Baa and higher by Moody's Investor's Service, Inc. (Moody's) or, if unrated, deemed by WRIMCO, the portfolio's investment manager, to be of comparable quality. The portfolio has no limitations regarding the maturity, duration or dollar weighted average of its holdings; the portfolio may invest in debt securities with varying maturities and can invest in securities of companies of any size. WRIMCO typically determines sector allocation by fundamental analysis and a comparison of relative value between sectors. WRIMCO may use various techniques, such as investing in put bonds, to manage the duration of its holdings. As a result, as interest rates rise the duration (price sensitivity to rising interest rates) of the portfolio's holdings will typically decline. There is no guarantee, however, that the portfolio will achieve its objective.

In selecting debt securities for the portfolio, WRIMCO utilizes a top-down viewpoint at the outset by looking at broad economic and financial trends and then considers yield and relative safety of a security and, in the case of convertible securities, the possibility of capital growth. WRIMCO may also look at many other factors. These include the issuer's past, present and estimated future:

  financial strength
  cash flow
  management
  borrowing requirements
  responsiveness to changes in interest rates and business conditions

As well, WRIMCO may consider the maturity of the obligation and the size or nature of the bond issue.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities. For example, WRIMCO may sell a holding if the issuer's financial strength weakens and/or the yield and relative safety of the security declines. WRIMCO may also sell a security to reduce the portfolio's position, to take advantage of more attractive investment opportunities or to raise cash.

Certain U.S. government securities in which the portfolio may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the portfolio may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB), are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

The portfolio may invest a significant amount of its assets in mortgage-backed securities, including government or government-related mortgage loan pools or private mortgage loan pools. In government or government-related mortgage loan pools, the U.S. government or certain agencies guarantee to mortgage pool security holders the payment of principal and interest. The principal government-related guarantors of mortgage-related securities are Fannie Mae and the Freddie Mac. Fannie Mae and Freddie Mac generally guarantee payment of principal and interest on mortgage loan pool securities issued by certain pre-approved institutions (such as savings and loan institutions, commercial banks and mortgage bankers). However, securities issued by Fannie Mae, Freddie Mac and FHLB are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer. In addition the portfolio purchases securities issued by non-government related entities which may be backed only by the pool of assets pledged as security for the transaction.

The portfolio may invest up to 35% of its total assets in junk bonds, which are more susceptible to the risk of non-payment or default, and their prices may be more volatile than higher-rated bonds. The portfolio may also invest up to 20% of its net assets in foreign securities, which may present additional risks, including accounting and disclosure standards which may differ from country to country, and make obtaining reliable research information more difficult. There is also the possibility that, under unusual international monetary or political conditions, the portfolio's assets might be more volatile than would be the case with other investments.

When WRIMCO believes that a defensive position is desirable, due to present or anticipated market or economic conditions, WRIMCO may take a number of actions. For example, the portfolio may sell longer-term bonds and buy shorter-term bonds or invest in money market instruments. By taking a temporary defensive position, the portfolio may not achieve its investment objective.

Risks. An investment in Bond Portfolio is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Extension Risk
  Foreign Securities Risk
  Income Risk
  Interest Rate Risk
  Low-rated Securities Risk
  Market Risk
  Mortgage-Backed and Asset-Backed Securities Risk
  Prepayment Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the portfolio may invest, is provided in the SAI.

Dividend Income Portfolio seeks to provide income and long-term capital growth. Under normal market conditions, the portfolio invests at least 80% of its net assets in dividend-paying equity securities of domestic and, to a lesser extent, foreign companies which may include without limitation dividend-paying common stocks, preferred stocks or convertible preferred stocks. The portfolio invests primarily in dividend-paying common stocks that WRIMCO, the portfolio's investment manager, believes also demonstrate favorable prospects for long-term capital growth. Although the portfolio invests primarily in large cap companies (typically companies with capitalizations of at least $8 billion), it may invest in companies of any size. The portfolio's emphasis on a steady return through investments in dividend-paying securities may temper its ability to achieve considerable appreciation in value of its holdings. There is no guarantee that the portfolio will achieve its objectives.

WRIMCO attempts to select securities by considering a company's ability to sustain, and potentially increase, its dividend payments. It also typically considers other factors, which may include the company's:

  established operating history
  competitive dividend yields
  profitability record
  history of improving sales and profits
  quality of management
  leadership position in its industry
  stock price value

Generally, in determining whether to sell a security, WRIMCO considers many factors, including: changes in economic or market factors in general or with respect to a particular industry, changes in the market trends or other factors affecting an individual security, and changes in the relative market performance or appreciation possibilities offered by individual securities. WRIMCO may also sell a security to reduce the portfolio's position, to take advantage of more attractive investment opportunities or to raise cash.

While the portfolio invests primarily in dividend-paying equity securities, it may also invest up to 20% of its net assets in debt securities in seeking to achieve its objectives. To the extent the portfolio invests in debt securities, the portfolio intends to primarily invest in investment grade debt securities, that is, bonds rated BBB and higher by S&P or Baa and higher by Moody's or, if unrated, deemed by WRIMCO to be of comparable quality. Although the portfolio invests primarily in domestic securities, it may invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

At times, when WRIMCO believes that a temporary defensive position is desirable or to achieve income, the portfolio may invest up to all of its assets in debt securities including short-term cash equivalent securities. By taking a temporary defensive position, however, the portfolio may not achieve its objectives.

Risks. An investment in Dividend Income Portfolio is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Interest Rate Risk
  Large Company Risk
  Market Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the portfolio may invest, is provided in the SAI.

Growth Portfolio seeks capital growth, with current income as a secondary objective. The portfolio seeks to achieve its primary objective by investing primarily in a diversified portfolio of common stocks issued by growth-oriented large to medium sized U.S. and, to a lesser extent, foreign companies that WRIMCO, the portfolio's investment manager, believes have appreciation possibilities and sustainable competitive advantages, and are of higher quality. Growth stocks are those whose earnings WRIMCO believes are likely to grow faster than the economy. Although WRIMCO anticipates the majority of the portfolio's investments to be in large-cap companies (companies with market capitalizations of at least $8 billion), the portfolio may invest in companies of any size. There is no guarantee, however, that the portfolio will achieve its objectives.

WRIMCO primarily utilizes a bottom-up strategy in selecting securities for the portfolio and seeks companies that have dominant market positions and established competitive advantages. WRIMCO believes that these characteristics can help to mitigate competition and lead to increased revenue and earnings growth. It attempts to focus on companies with sustainable competitive advantages in their industries as well as the following factors:

  the company's market position, product line, technological position and prospects for sustainability and/or increased earnings quality of management
  the short-term and long-term outlook for the industry
  changes in economic and political conditions

WRIMCO may also analyze the demands of investors for the security relative to its price. WRIMCO may select a security when it anticipates a development that might have an effect on the value of the security. As well, the portfolio may invest up to 20% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

In general, WRIMCO may sell a security when a company, in WRIMCO's opinion, experiences deterioration in its growth and/or profitability characteristics, or a fundamental breakdown of its sustainable competitive advantages. WRIMCO may sell a security if it determines that the security no longer presents sufficient appreciation potential; this may be caused by, or be an effect of, changes in the industry of the issuer, loss by the company of its competitive position, and/or poor use of resources. WRIMCO may also sell a security to reduce the portfolio's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

At times, as a temporary defensive measure, the portfolio may invest up to all of its assets in either debt securities, including commercial paper and short term U.S. government securities, and/or preferred stocks. The portfolio may also use options and futures contracts for defensive purposes. By taking a temporary defensive position, the portfolio may not achieve its investment objectives.

Risks. An investment in Growth Portfolio is subject to various risks, including the following:

  Company Risk
  Diversification Risk
  Foreign Securities Risk
  Growth Stock Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the portfolio may invest, is provided in the SAI.

International Growth Portfolio seeks to achieve its primary objective of long-term capital appreciation and its secondary objective of current income by investing primarily in common stocks of foreign companies that WRIMCO, the portfolio's investment manager, believes have the potential for long-term growth represented by economic expansion within a country or region and represented by the restructuring and/or privatization of particular industries. The portfolio emphasizes growth stocks, which are securities of companies whose earnings WRIMCO believes are likely to grow faster than the economy. The portfolio primarily invests in issuers of developed countries, and may invest in companies of any size. WRIMCO seeks profitable companies with a competitive advantage in their industry as well as the ability to sustain its growth rate. The portfolio may invest in any geographic area and within various sectors. There is no guarantee, however, that the portfolio will achieve its objectives.

WRIMCO utilizes a research-based investment process that blends top-down global economic analysis and bottom-up stock selection. After identifying promising opportunities around the world, WRIMCO seeks strong companies in industries which it believes are growing faster than their underlying economies. WRIMCO may look at a number of factors in selecting securities for the portfolio. These include:

  a company's growth and earnings potential
  a company's financials, including cash flow
  management of the company
  industry position of the company
  strength of the industry
  applicable economic, market and political conditions of the country in which the company is located

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities of that type. For example, WRIMCO may sell a security if it believes the security no longer offers significant growth potential, if it believes the management of the company has weakened, and/or there exists political or economic instability in the issuer's country. WRIMCO may also sell a security to reduce the portfolio's holdings in that security, to take advantage of more attractive investment opportunities or to raise cash.

Under normal market conditions, the portfolio invests at least 80% of its net assets in foreign securities and at least 65% of its total assets in issuers of at least three foreign countries. The portfolio generally limits its holdings so that no more than 75% of its total assets are invested in issuers of a single foreign country.

The portfolio may, but is not required to, use a range of derivative investment techniques to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed income market movements).

When WRIMCO believes that a temporary defensive position is desirable, it may invest up to all of the portfolio's assets in debt securities including commercial paper and short-term U.S. government securities and/or preferred stocks; it may avoid investment in volatile emerging markets and increase investments in more stable, developed countries and industries; it may use forward currency contracts to hedge specific foreign currencies; and it may also invest up to all of the portfolio's assets in domestic securities. By taking a temporary defensive position, the portfolio may not achieve its investment objectives.

Risks. An investment in International Growth Portfolio is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Derivatives Risk
  Diversification Risk
  Emerging Market Risk
  Foreign Currency Risk
  Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
  Foreign Securities Risk
  Growth Stock Risk
  Income Risk
  Large Company Risk
  Liquidity Risk
  Market Risk
  Mid Size Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the portfolio may invest, is provided in the SAI.

International Value Portfolio seeks long-term capital growth. Under normal market conditions, the portfolio invests at least 80% of its net assets in foreign equity securities and at least 65% of its total assets in issuers of at least three foreign countries. The portfolio invests primarily in equity securities of small, medium and large sized foreign companies and governmental agencies. The portfolio primarily invests in common stock but may also invest in foreign investment-grade debt securities. The portfolio may invest in securities of companies or governments in developed foreign markets or in developing or emerging markets. There is no guarantee, however, that the portfolio will achieve its objective.

In selecting equity securities for the portfolio, Templeton Investment Counsel, LLC (Templeton), the portfolio's investment subadvisor, performs a bottom up, company by company analysis, rather than focusing on a specific industry or economic sector. Templeton employs a long term approach and concentrates on the market price of a company relative to its view regarding the company's long-term earnings, asset value and cash flow potential. Templeton also considers a company's historical value measures, including price/earnings ratios, profit margins and liquidation value.

Generally, in determining whether to sell a security, Templeton uses the same type of analysis that it uses in buying securities. For example, Templeton may sell a security if it determines that the issuer's growth and/or profitability characteristics are deteriorating or the issuer no longer maintains a competitive advantage, more attractive investment opportunities arise, to reduce the portfolio's holdings in that security, or to raise cash.

In an attempt to respond to adverse market, economic, political or other conditions, the portfolio may invest for temporary defensive purposes, and without limit, in various short-term cash and cash equivalent items. By taking a defensive position, the portfolio may not always achieve its investment objective.

Risks. An investment in International Value Portfolio is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Emerging Market Risk
  Foreign Currency Risk
  Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
  Foreign Securities Risk
  Growth Stock Risk
  Interest Rate Risk
  Large Company Risk
  Liquidity Risk
  Market Risk
  Mid Size Company Risk
  Small Company Risk
  Value Stock Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the portfolio may invest, is provided in the SAI.

Mid Cap Growth Portfolio seeks growth of your investment. Under normal market conditions, the portfolio invests at least 80% of its net assets in the securities of mid-cap companies, which are typically companies with market capitalizations that range between $1 billion and $18 billion. For this purpose, WRIMCO considers a company's capitalization at the time the portfolio acquires the company's securities. Companies whose capitalization falls outside the mid cap range after purchase continue to be considered mid cap companies for purpose of the portfolio's investment policy. The portfolio invests primarily in common stocks of domestic and, to a lesser extent, foreign mid cap companies that WRIMCO, the portfolio's investment manager, believes offer above-average growth potential. There is no guarantee, however, that the portfolio will achieve its objective.

In selecting companies, WRIMCO emphasizes a bottom-up approach and may look at a number of factors in its consideration of a security, such as:

  new or innovative products or services
  adaptive or creative management
  strong financial and operational capabilities to sustain growth stable and consistent revenue, earnings, cash flow
  market potential
  profit potential

Generally, in determining whether to sell a security, WRIMCO considers many factors, including excessive valuation given company prospects, deterioration of fundamentals, weak cash flow to support shareholder returns, and unexpected and poorly explained management changes. WRIMCO may also sell a security to reduce the portfolio's holdings in that security, to take advantage of more attractive investment opportunities or to raise cash.

As noted, WRIMCO utilizes a bottom-up approach in its selection of securities for the portfolio, and focuses on companies with strong growth models, profitability and sound capital structures. Other characteristics include the active involvement of the founder or entrepreneur, management that is strong and demonstrates commitment to stakeholders, strong financial model and leading market position.

The portfolio may also invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks, such as currency fluctuations and political or economic conditions affecting the foreign country.

When WRIMCO believes that a temporary defensive position is desirable, the portfolio may invest up to all of its assets in debt securities (including commercial paper, cash and cash equivalents, and short-term securities issued by the U.S. government or its agencies or instrumentalities), preferred stocks or both. As well, the portfolio may choose to invest in companies whose sales and earnings growth are generally stable through a variety of economic conditions. The portfolio may also use options and futures contracts for temporary defensive purposes. By taking a temporary defensive position the portfolio may not achieve its investment objective.

Risks. An investment in Mid Cap Growth Portfolio is subject to various risks, including the following:

  Company Risk
  Derivatives Risk
  Diversification Risk
  Foreign Securities Risk
  Growth Stock Risk
  Market Risk
  Mid Size Company Risk
  Small Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the portfolio may invest, is provided in the SAI.

Money Market Portfolio seeks maximum current income consistent with stability of principal. The portfolio invests in U.S. dollar-denominated, high-quality money market obligations and instruments. High quality indicates that the securities are rated in one of the two highest categories by the requisite NRSRO, as defined in Rule 2a-7 (Rule 2a-7) under the Investment Company Act of 1940, as amended, (1940 Act) or, if unrated, are of comparable quality as determined by WRIMCO, the portfolio's investment manager,. The portfolio seeks, as well, to maintain a net asset value (NAV) of $1.00 per share. The portfolio maintains a dollar-weighted average maturity of 90 days or less, and the portfolio invests only in securities with a remaining maturity of not more than 397 calendar days. There is no guarantee, however, that the portfolio will achieve its objective.

The portfolio invests only in the following U.S. dollar-denominated money market obligations and instruments:

  U.S. government securities (including obligations of U.S. government agencies and instrumentalities)
  bank obligations and instruments secured by bank obligations, such as letters of credit commercial paper (domestic and foreign issuers), including asset-backed commercial paper programs corporate debt obligations, including variable rate master demand notes
  Canadian government obligations
  certain other obligations (including municipal obligations) guaranteed as to principal and interest by a bank in whose obligations the portfolio may invest or a corporation in whose commercial paper the portfolio may invest

The portfolio only invests in bank obligations if they are obligations of a bank subject to regulation by the U.S. government, including foreign branches of these banks, or obligations of a foreign bank having total assets of at least $500 million, and instruments secured by any such obligation.

Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities. Certain U.S. government securities in which the portfolio may invest, such as Treasury securities and securities issued by Ginnie Mae, are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the portfolio may invest, such as securities issued by Fannie Mae, Freddie Mac and FHLB, are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

WRIMCO may look at a number of factors in selecting securities for the portfolio. These include:

  the credit quality of the particular issuer or guarantor of the security the maturity of the security
  the relative value of the security

Generally, in determining whether to sell a security, WRIMCO uses the same analysis that it uses in buying securities to determine if the security no longer offers adequate return or does not comply with Rule 2a-7. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Risks. An investment in Money Market Portfolio is subject to various risks, including the following:

  Company Risk
  Income Risk
  Interest Rate Risk
  Market Risk
  Prepayment Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the portfolio may invest, is provided in the SAI.

Mortgage Securities Portfolio seeks a high level of current income consistent with prudent investment risk. The portfolio invests, under normal market conditions, at least 80% of its net assets in mortgage-related securities, including investment-grade securities representing interests in pools of mortgage loans, CMOs, commercial mortgage-backed securities, stripped mortgage-backed securities and asset-backed securities. The portfolio invests in the securities of U.S. and, to a lesser extent, foreign issuers. The portfolio may also invest in interest rate derivatives primarily for hedging purposes. There is no guarantee, however, that the portfolio will achieve its objective.

In selecting securities, the portfolio's investment subadvisor, Advantus Capital Management, Inc. (Advantus Capital), follows a bottom-up, fundamental research approach and considers factors such as prepayment risk, liquidity, credit quality and the type of loan and collateral underlying the security, as well as trends in economic conditions, interest rates and the mortgage market. Advantus Capital also seeks undervalued or mispriced securities within the mortgage-related sectors. It does not place a primary focus on interest rate positions. The portfolio expects that under normal circumstances the effective duration of its portfolio will range from one to seven years. Advantus Capital attempts to diversify the portfolio's holdings among all sectors of the mortgage related market in an effort to minimize risk.

Generally, in determining whether to sell a security, Advantus Capital uses the same type of analysis that it uses in buying securities, including review of the security's valuation and the issuer's creditworthiness. Advantus Capital may also sell a security to reduce the portfolio's holdings in that security, to take advantage of more attractive investment opportunities or to raise cash.

The market for mortgage-related securities is generally liquid, but individual mortgage-related securities purchased by the portfolio may be subject to the risk of reduced liquidity due to changes in quality ratings or changes in general market conditions which adversely affect particular mortgage-related securities or the broader mortgage securities market as a whole. Investments in illiquid and restricted securities present greater risks inasmuch as such securities may only be resold subject to statutory or regulatory restrictions, or if the portfolio bears the costs of registering such securities. The portfolio may, therefore, be unable to dispose of such securities as quickly as, or at prices as favorable as those for, comparable but liquid or unrestricted securities. Advantus Capital monitors the liquidity of portfolio securities and may determine that, because of a reduction in liquidity subsequent to purchase, securities which originally were determined to be liquid have become illiquid.

Interests in pools of mortgage loans provide the security holder the right to receive out of the underlying mortgage loans periodic interest payments at a fixed rate and a full principal payment at a designated maturity or call date. Scheduled principal, interest and other payments on the underlying mortgage loans received by the sponsoring or guarantor entity are then distributed or "passed through" to security holders net of any service fees retained by the sponsor or guarantor. Additional payments passed through to security holders could arise from the prepayment of principal resulting from the sale of residential property, the refinancing of underlying mortgages, or the foreclosure of residential property. In "pass-through" mortgage loan pools, payments to security holders will depend on whether mortgagors make payments to the pooling entity on the underlying mortgage loans. To avoid this non-payment risk, the portfolio may also invest in "modified pass-through" mortgage loan pools which provide that the security holder will receive interest and principal payments regardless of whether mortgagors make payments on the underlying mortgage loans.

The portfolio may invest in government or government-related mortgage loan pools or private mortgage loan pools. In government or government-related mortgage loan pools, the U.S. government or certain agencies guarantee to mortgage pool security holders the payment of principal and interest. The principal government-related guarantors of mortgage-related securities are Fannie Mae and the Freddie Mac. Fannie Mae and Freddie Mac generally guarantee payment of principal and interest on mortgage loan pool securities issued by certain pre-approved institutions (such as savings and loan institutions, commercial banks and mortgage bankers). However, securities issued by Fannie Mae, Freddie Mac and FHLB are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer. In addition the portfolio purchases securities issued by non-government related entities which may be backed only by the pool of assets pledged as security for the transaction.

The portfolio may also invest in private mortgage loan pools sponsored by commercial banks, insurance companies, mortgage bankers and other private financial institutions. Mortgage pools created by these non-governmental entities offer a higher rate of interest than government or government related securities. Unlike certain U.S. government agency-sponsored mortgage loan pools, payment of interest and payment to investors is not guaranteed.

The portfolio may also invest a major portion of its assets in CMOs and stripped mortgage-backed securities. CMOs are debt obligations issued by both government agencies and private special-purpose entities that are collateralized by residential or commercial mortgage loans. Unlike traditional mortgage loan pools, CMOs allocate the priority of the distribution of principal and level of interest from the underlying mortgage loans among various series. Each series differs from another in terms of the priority right to receive cash payments from the underlying mortgage loans. Each series may be further divided into classes in which the principal and interest payments payable to classes in the same series may be allocated. For instance, a certain class in a series may have right of priority over another class to receive principal and interest payments. Moreover, a certain class in a series may be entitled to receive only interest payments while another class in the same series may be only entitled to receive principal payments. As a result, the timing and the type of payments received by a CMO security holder may differ from the payments received by a security holder in a traditional mortgage loan pool.

Stripped mortgage-backed securities also represent ownership interests in a pool of mortgages. However, the stripped mortgage-backed securities are separated into interest and principal components. The interest-only component allows the security holder to receive the interest portion of cash payments, while the principal-only component allows the security holder to receive the principal portion of cash payments.

Investing in foreign securities presents additional risks, such as currency fluctuations and political or economic conditions affecting the foreign country. In addition, the portfolio may invest lesser portions of its assets in non-investment grade mortgage-related securities.

In an attempt to respond to adverse market, economic, political or other conditions, the portfolio may invest for temporary defensive purposes, and without limit, in various short-term cash and cash equivalent items. By taking a temporary defensive position, the portfolio may not always achieve its investment objective.

Risks. An investment in Mortgage Securities Portfolio is subject to various risks, including the following:

  Company Risk
  Concentration Risk
  Credit Risk
  Derivatives Risk
  Diversification Risk
  Extension Risk
  Income Risk
  Interest Rate Risk
  Liquidity Risk
  Market Risk
  Mortgage-Backed and Asset-Backed Securities Risk
  Prepayment Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the portfolio may invest, is provided in the SAI.

Real Estate Securities Portfolio seeks total return through a combination of capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets in domestic and, to a lesser extent, foreign real estate securities and real estate-related securities. "Real estate securities" include securities of issuers that receive at least 50% of their gross revenue from the construction, ownership, management, financing or sale of residential, commercial or industrial real estate. "Real estate-related securities" include securities issued by companies primarily engaged in businesses that sell or offer products or services that are closely related to the real estate industry. Most of the portfolio's real estate securities portfolio will consist of securities issued by real estate investment trusts (REITs) and real estate operating companies (REOCs) that are listed on a securities exchange or traded over-the-counter. A REIT is a corporation or trust that invests in real estate, mortgages or shares issued by other REITs. A REOC is a corporation or partnership (or an entity treated as such) that invests in real estate, mortgages or shares issued by REITs, but may also engage in related or unrelated businesses. The portfolio may invest in securities of issuers of any size, including issuers with small, medium or large market capitalizations. The portfolio does not invest directly in real estate. There is no guarantee, however, that the portfolio will achieve its objective.

The portfolio focuses on growth-oriented companies with value characteristics. The portfolio's investment subadvisor, Advantus Capital, utilizes a bottom-up fundamental stock-picking approach in selecting securities for investment by the portfolio, which includes consideration of factors such as an issuer's financial condition, financial performance, quality of management, policies and strategies, real estate properties and competitive market condition. The portfolio then invests in those issuers that Advantus Capital determines have potential for long-term sustainable growth in earnings, or those trading at discounts to the underlying value of assets owned. In its analysis of issuers, Advantus Capital has built a network of industry contacts through which it is able to enhance its knowledge of a company's underlying assets. Advantus Capital utilizes this knowledge and its diligent focus on company fundamentals in selecting securities for the portfolio. Advantus Capital believes that the core operating performance of an issuer is a key determinant in its stock performance.

An investment in the portfolio may encounter the risk of greater volatility, due to the limited number of issuers of real estate and real estate-related securities, than an investment in a portfolio of securities selected from a greater number of issuers. As well, the value of the portfolio's investments may decrease due to fluctuations in rental income, overbuilding and increased competition, casualty and condemnation losses, environmental costs and liabilities, changes in the Internal Revenue Code of 1986, as amended (Code), or failure to meet Code requirements, extended vacancies of property, lack of available mortgage funds, government regulation and limitations, increases in property taxes, cash flow dependency, declines in real estate value, physical depreciation of buildings, inability to obtain project financing, increased operating costs and changes in general or local economic conditions.

In an attempt to respond to adverse market, economic, political or other conditions, the portfolio may invest for temporary defensive purposes in various short-term cash and cash equivalent items. By taking a temporary defensive position, the portfolio may not always achieve its investment objective.

Risks. An investment in Real Estate Securities Portfolio is subject to various risks, including the following:

  Company Risk
  Concentration Risk
  Credit Risk
  Diversification Risk
  Extension Risk
  Foreign Securities Risk
  Income Risk
  Interest Rate Risk
  Large Company Risk
  Liquidity Risk
  Market Risk
  Mid Size Company Risk
  Prepayment Risk
  REIT-Related Risk
  REOC-Related Risk
  Small Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the portfolio may invest, is provided in the SAI.

Small Cap Growth Portfolio seeks growth of capital. The portfolio invests, under normal market conditions, at least 80% of its net assets in common stocks of small cap domestic and, to a lesser extent, foreign companies. Small cap companies are typically companies with market capitalizations below $3.5 billion. The portfolio emphasizes relatively new or unseasoned companies in their early stages of development, or smaller companies positioned in new or emerging industries where there is opportunity for rapid growth. There is no guarantee, however, that the portfolio will achieve its objective.

In selecting companies, WRIMCO, the portfolio's investment manager, utilizes a bottom-up stock picking process focusing on companies which it believes have long term growth potential coupled with superior financial characteristics. WRIMCO may look at a number of factors regarding a company, such as:

  aggressive or creative, yet strong, management
  technological or specialized expertise
  new or unique products or services
  entry into new or emerging industries
  growth in earnings/growth in sales
  security size and liquidity

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities. For example, WRIMCO may sell a security if it determines that the stock no longer offers significant growth potential, which may be due to a change in the business or management of the company or a change in the industry of the company. WRIMCO may also sell a security to reduce the portfolio's holdings in that security, to take advantage of more attractive investment opportunities or to raise cash.

WRIMCO focuses on long-term growth and superior financial characteristics in its search for companies, thereby focusing on higher quality companies. WRIMCO seeks companies with defensible market positions that are strong niche players, feature the involvement of the founder and demonstrate a strong commitment to shareholders. WRIMCO believes that such companies generally have a replicable business model that allows for sustained growth. The focus on holding an investment is intermediate to long-term. WRIMCO considers selling a holding if its analysis reveals evidence of a meaningful deterioration in operating trends, it anticipates a decrease in the company's ability to grow and gain market shares and/or the company's founder departs.

When WRIMCO believes that a temporary defensive position is desirable, the portfolio may invest up to all of its assets in debt securities including commercial paper, short-term U.S. government securities and/or preferred stocks. The portfolio may also invest in more established companies, such as those with longer operating histories than many small cap companies. As well, it may increase the number of issuers in which it invests and thereby limit the portfolio's position size in any particular security. By taking a temporary defensive position, the portfolio may not achieve its investment objective.

Risks. An investment in Small Cap Growth Portfolio is subject to various risks, including the following:

  Company Risk
  Diversification Risk
  Foreign Securities Risk
  Growth Stock Risk
  Initial Public Offering Risk
  Liquidity Risk
  Market Risk
  Mid Size Company Risk
  Small Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the portfolio may invest, is provided in the SAI.

Small Cap Value Portfolio seeks long-term accumulation of capital. Under normal market conditions, at least 80% of the portfolio's total assets will be invested, at the time of purchase, in common stocks of small cap domestic and, to a lesser extent, foreign companies. Small cap companies are typically companies with market capitalizations below $3.5 billion. These equity securities will consist primarily of common stocks but may also include preferred stock and other securities convertible into equity securities. The portfolio's purchase of equity securities may also include common stocks that are part of initial public offerings. There is no guarantee, however, that the portfolio will achieve its objective.

In selecting equity securities for the portfolio, the portfolio's investment subadvisor, BlackRock Capital Management, Inc. (BlackRock), searches for those companies that appear to be undervalued or trading below their true worth and examines such features as the company's financial condition, business prospects, competitive position and business strategy. BlackRock looks for companies with multiple strategies for enhancing shareholder value, such as launching new products, restructuring debt, or changes in management.

The portfolio will typically sell a stock when it reaches what BlackRock believes to be its full value, when its fundamental factors have deteriorated, it has performed below BlackRock's expectations or it has reversed the catalyst for change identified by BlackRock. BlackRock may also sell a security to reduce the portfolio's holdings in that security, to take advantage of more attractive investment opportunities or to raise cash.

In selecting value stocks and other equity securities, BlackRock primarily looks to equity securities it believes are undervalued or trading below their true worth, but that appear likely to come back into favor with investors. Undervalued securities are securities that BlackRock believes: (a) are undervalued relative to other securities in the market or currently earn low returns with a potential for higher returns, (b) are undervalued relative to the potential for improved operating performance and financial strength, or (c) are issued by companies that have recently undergone a change in management or control, or developed new products or services that may improve their business prospects or competitive position. In assessing relative value, BlackRock considers factors such as a company's ratio of market price to earnings, ratio of market price to book value, ratio of market price to assets, ratio of market price to cash flow, estimated earnings growth rate, cash flow, yield, liquidation value, product pricing, quality of management and competitive market position. In seeking to achieve its investment objectives, the portfolio may also invest in equity securities of companies that BlackRock believes show potential for sustainable earnings growth above the average market growth rate. The portfolio's purchases of equity securities may include shares of common stock that are part of a company's initial public offering (IPO).

The portfolio may invest up to 10% of its total assets in foreign securities. Investing in foreign securities may present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

In an attempt to respond to adverse market, economic, political or other conditions, the portfolio may invest for temporary defensive purposes in various short-term cash and cash equivalent items. By taking a temporary defensive position, the portfolio may not always achieve its investment objective.

Risks. An investment in Small Cap Value Portfolio is subject to various risks, including the following:

  Company Risk
  Diversification Risk
  Foreign Securities Risk
  Initial Public Offering Risk
  Liquidity Risk
  Market Risk
  Mid Size Company Risk
  Small Company Risk
  Value Stock Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the portfolio may invest, is provided in the SAI.

Value Portfolio seeks long-term appreciation of capital. The portfolio seeks to invest in stocks that are, in the opinion of WRIMCO, the portfolio's investment manager, undervalued relative to the true value of the company, and/or are out of favor in the financial markets but have a favorable outlook for capital appreciation. Although the portfolio typically invests in large-cap companies (companies with market capitalizations of at least $8 billion), it may invest in securities of any size company. There is no guarantee, however, that the portfolio will achieve its objective.

WRIMCO utilizes both a top-down (assess the market environment) and a bottom-up (research individual issuers) analysis in its selection process. In general, in selecting securities for the portfolio, WRIMCO evaluates market risk, interest rate trends and the economic climate. It considers numerous factors in its analysis of issuers and stocks, including the following:

  intrinsic value of the company not reflected in the stock price historical earnings growth
  future expected earnings growth
  company's position in its respective industry
  industry conditions
  competitive strategy
  management capabilities
  free cash flow potential

WRIMCO will typically sell a stock when it reaches an acceptable price, its fundamental factors have changed or it has performed below WRIMCO's expectations. WRIMCO may also sell a security to reduce the portfolio's holdings in that security, to take advantage of more attractive investment opportunities or to raise cash.

The portfolio will typically invest in core value stocks: stocks of companies in industries that have relatively lower price-to-earnings ratios than growth stocks. WRIMCO searches for companies with leading positions in their respective industries, solid management teams, strong balance sheets with a high free cash flow and strong barriers to competition. The portfolio may also invest in growth stocks that are, in WRIMCO's opinion, temporarily undervalued. As well, WRIMCO attempts to diversify the portfolio's holdings among sectors in an effort to minimize risk.

The portfolio may invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. The portfolio may also invest in derivative instruments, primarily for the purpose of hedging its stock positions.

When WRIMCO believes that a temporary defensive position is desirable, the portfolio may invest up to all of its assets in debt securities including commercial paper, short-term U.S. government securities and/or preferred stocks. By taking a temporary defensive position, the portfolio may not achieve its investment objective.

Risks. An investment in Value Portfolio is subject to various risks, including the following:

  Company Risk
  Derivatives Risk
  Diversification Risk
  Foreign Securities Risk
  Large Company Risk
  Market Risk
  Mid Size Company Risk
  Value Stock Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the portfolio may invest, is provided in the SAI.

All Underlying Funds

Because each Underlying Fund owns different types of investments, its performance will be affected by a variety of factors. The value of an Underlying Fund's investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions, and other company and economic news. Performance will also depend on WRIMCO's skill in selecting investments.

Each Underlying Fund may also invest in and use other types of instruments in seeking to achieve its objective(s). For example, each Underlying Fund (other than Money Market Portfolio) is permitted to invest in options, futures, futures contracts and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. Certain types of each Underlying Fund's authorized investments and strategies, such as foreign securities, junk bonds and derivative instruments, involve special risks. Depending on how much an Underlying Fund invests or uses these strategies, these special risks may become significant and thus affect the performance of both the Underlying Fund and the Portfolio.

Certain types of mortgage-backed and asset-backed securities may experience significant valuation uncertainties, greater volatility, and significantly less liquidity due to the sharp rise in 2006 and 2007 of foreclosures on home loans secured by subprime mortgages. Subprime mortgages have a higher credit risk than prime mortgages, as the credit criteria for obtaining a subprime mortgage is more flexible than that used with prime borrowers. To the extent that an Underlying Fund invests in securities that are backed by pools of mortgage loans, the risk to the Underlying Fund may be significant.

Each Underlying Fund may actively trade securities in seeking to achieve its objective(s). Doing so may increase the Underlying Fund's transaction costs (which may reduce its performance) and increase distributions paid by the Underlying Fund to a Portfolio.

Each of the Underlying Funds generally seeks to be fully invested, except to the extent it takes a temporary defensive position. In addition, at times, WRIMCO or the Underlying Fund's investment subadvisor may invest a portion of the Underlying Fund's assets in cash and cash equivalents if WRIMCO or the investment subadvisor is unable to identify and acquire a sufficient number of securities that meet WRIMCO's or the investment subadvisor's selection criteria for implementing the Underlying Fund's investment objective(s), strategies and policies.

You will find more information about the Underlying Funds' permitted investments and strategies, as well as the restrictions that apply to them, in each Underlying Fund's prospectus and SAI.

Defining Risks

Company Risk. An individual security may perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

Concentration Risk. If an Underlying Fund invests more than 25% of its total assets in a particular industry, the Underlying Fund's performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in a single industry. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector or company.

Credit Risk. An issuer of a debt security (including mortgage-backed securities) or a REIT may not make payments on the security when due, or the other party to a contract may default on its obligation. There is also the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and therefore in the NAV of an Underlying Fund. Also, a change in the quality rating of a debt security or a REIT security can affect the security's liquidity and make it more difficult to sell. If an Underlying Fund purchases unrated securities and obligations, it will depend on the analysis of WRIMCO or the investment subadvisor, as applicable, of credit risk more heavily than usual.

Derivatives Risk. A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset or rate. Derivatives include options and futures contracts, among a wide range of other instruments. The principal risk of investments in derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. To the extent the judgment of WRIMCO or an investment subadvisor as to certain movements is incorrect, the risk of loss is greater than if the derivative technique(s) had not been used. Also, derivatives are subject to counterparty risk. Counterparty risk is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Underlying Fund. To the extent the judgment of WRIMCO or an investment subadvisor as to certain movements is incorrect, the risk of loss is greater than if the derivative technique(s) had not been used.

Options and futures contracts are common types of derivatives that an Underlying Fund may occasionally use. An option is the right to buy and sell a security or other instrument, index, or commodity at a specific price on or before a specific date. A futures contract is an agreement to buy or sell a security or other instrument, index, or commodity at a specific price on a specific date. A swap is an agreement involving the exchange by an Underlying Fund with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified amount. Other types of derivatives include caps, floors and collars.

Diversification Risk. An Underlying Fund is subject to diversification risk if the Underlying Fund may invest more than 5% of its total assets in the securities of a single issuer with respect to 25% of its total investment portfolio (an Underlying Fund is considered diversified, as defined in the 1940 Act, if it does not invest more than 5% of its total assets in the securities of a single issuer with respect to 75% of its total investment portfolio). The Underlying Fund's performance may be more susceptible to a single economic, regulatory or technological occurrence than a portfolio with a more diversified investment portfolio.

Emerging Market Risk. An Underlying Fund may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of an Underlying Fund's investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in such countries and the limited volume of trading in securities in those countries may make an Underlying Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and an Underlying Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Extension Risk. Rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-backed securities and real estate debt securities. This would, in effect, convert a short or medium-duration security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline. Duration measures the expected price sensitivity of a fixed income security or portfolio for a given change in interest rates. For example, if interest rates rise by one percent, the value of a security or portfolio having a duration of two years generally will fall by approximately two percent.

Foreign Currency Risk. Foreign securities may be denominated in foreign currencies. The value of an Underlying Fund's investments, as measured in U.S. dollars, may be affected unfavorably by changes in foreign currency exchange rates and exchange control regulations. Currency conversion can also be costly.

Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk. The Underlying Funds (other than Money Market Portfolio) may, but are not required to, use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent an Underlying Fund's judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between an Underlying Fund's portfolio holdings of securities denominated in a particular currency and the forward contracts entered into by the Underlying Fund. An imperfect correlation of this type may prevent the Underlying Fund from achieving the intended hedge or expose the Underlying Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.

Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial and political considerations that are not associated with the U.S. markets and that could affect an Underlying Fund's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the U.S. Foreign investing may also involve brokerage costs and tax considerations that are not usually present in the U.S. markets.

Other factors that can affect the value of an Underlying Fund's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers, and the fact that many foreign companies may not be subject to uniform accounting, auditing and financial reporting standards. It may also be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions may also be delayed due to local restrictions or communication problems, which can cause an Underlying Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines).

Growth Stock Risk. Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Income Risk. An Underlying Fund may experience a decline in its income due to falling interest rates.

Initial Public Offering Risk. Investments in IPOs can have a significant positive impact on ane Underlying Fund's performance in the near term; however, the positive effect of investments in IPOs may not be sustainable because of a number of factors. The Underlying Fund may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the Underlying Fund may not be able to buy the shares at the commencement of the offering, and the general availability and performance of IPOs are dependent on market psychology and economic conditions. The relative performance impact of IPOs is also likely to decline as the Underlying Fund grows.

Interest Rate Risk. The value of a debt security, mortgage-backed security or fixed income obligation (including mortgage REITs) may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation decreases. Conversely, when interest rates decline, the value of a debt security, mortgage-backed security or fixed income obligation (including shares of mortgage REITs) generally increases. Long-term debt securities, mortgage-backed securities and fixed income obligations are generally more sensitive to interest rate changes.

As a rule of thumb, a portfolio of debt, mortgage-related and asset-backed securities experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by an Underlying Fund's duration of its portfolio of debt, mortgage-related and asset-backed securities. Duration measures the relative price sensitivity of a security to changes in interest rates. "Effective" duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if an Underlying Fund holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

Large Company Risk. An Underlying Fund with holdings of large capitalization company securities may underperform the market as a whole.

Liquidity Risk. Generally, a security is liquid if the Underlying Fund is able to sell the security at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies, foreign companies, companies in emerging markets or certain instruments such as derivatives are subject to a variety of risks, including potential lack of liquidity.

Low-rated Securities Risk. In general, low-rated debt securities (commonly referred to as "high yield" or "junk" bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these bonds are considered speculative and could significantly weaken an Underlying Fund's returns. In adverse economic or other circumstances, issuers of these lower rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher rated securities and obligations.

Market Risk. All securities may be subject to adverse trends in equity markets. Securities are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates or investor perceptions of the market. In addition, prices are affected by the outlook for overall corporate profitability. Market prices of equity securities are generally more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such securities may underperform the market as a whole.

Mid Size Company Risk. Securities of mid capitalization companies may be more vulnerable to adverse developments than those of large companies due to such companies' limited product lines, limited markets and financial resources and dependence upon a relatively small management group.

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities are subject to prepayment risk. When interest rates decline, unscheduled prepayments can be expected to accelerate, and the portfolio would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage-backed and asset-backed securities. Conversely, when interest rates rise, the values of mortgage-backed and asset-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of such securities, and cause their value to decline more than traditional fixed-income securities. If the portfolio purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the portfolio as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the portfolio as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

Prepayment Risk. Debt securities with high relative interest rates may be prepaid by the issuer prior to maturity, particularly during periods of falling interest rates. During periods of falling interest rates, there is the possibility that an issuer will call its securities if they can be refinanced by issuing new securities with a lower interest rate. As well, falling interest rates could cause prepayments of mortgage loans to occur more quickly than expected. This may occur because, as interest rates fall, more property owners refinance the mortgages underlying mortgage-backed securities (including shares of mortgage REITs). As a result, an Underlying Fund would have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline of the Underlying Fund's income.

REIT-Related Risk. The value of an Underlying Fund's REIT securities may be adversely affected by changes in the value of the underlying property. In addition, the value of a REIT could be adversely affected if the REIT fails to qualify for pass-through treatment under the Code, or maintain its exemption from registration under the 1940 Act.

REOC-Related Risk. A REOC is similar to a REIT in that it is a company that owns and operates commercial real estate, but unlike a REIT it has the freedom to reinvest all its funds from operations back into the company, and, in general, faces fewer restrictions than a REIT. REOCs do not pay any specific level of income as dividends, and there is no minimum restriction on the number of owners nor limits on ownership concentration. The value of an Underlying Fund's REOC securities may be adversely affected by the same factors that adversely affect REITs. In addition, corporate REOCs do not have the favorable tax treatment that is accorded a REIT.

Small Company Risk. Equity securities of small capitalization companies (including small capitalization REITs) are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies' small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling securities of small capitalization companies at the desired time.

Value Stock Risk. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of WRIMCO or the investment subadvisor, undervalued. The value of a security believed by WRIMCO or the investment subadvisor, as applicable, to be undervalued may never reach what is believed to be is its full value, or such security's value may decrease.

MANAGEMENT OF THE PORTFOLIOS

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INVESTMENT MANAGER

The W&R Target Pathfinder Portfolios and the Underlying Funds (collectively, the W&R Target Portfolios) are managed by WRIMCO, subject to the authority of the Corporation's Board of Directors. WRIMCO provides investment advice to, and supervises the investments of, each of the W&R Target Portfolios. WRIMCO and/or its predecessor have served as investment manager to the W&R Target Portfolios since their inception and to each of the registered investment companies in the Waddell & Reed Advisors Funds and Waddell & Reed InvestEd Portfolios, Inc. since their inception. WRIMCO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. Prior to June 30, 2003, WRIMCO also managed the Ivy Funds, Inc. (formerly, W&R Funds, Inc.), which are now managed by Ivy Investment Management Company (IICO) (formerly, Waddell & Reed Ivy Investment Company), an affiliate of WRIMCO.

Investment Subadvisors of the Underlying Funds

Advantus Capital Management, Inc. (Advantus Capital), an investment advisor located at 400 Robert Street North, St. Paul, Minnesota 55101, serves as investment subadvisor to, and as such provides investment advice to, and generally conducts the investment management program for, Mortgage Securities Portfolio and Real Estate Securities Portfolio pursuant to an agreement with WRIMCO. Since its inception in 1985, Advantus Capital and its predecessor provided investment advisory services for mutual funds and have managed investment portfolios for various private accounts, including its affiliate, Minnesota Life Insurance Company (Minnesota Life). Both Advantus Capital and Minnesota Life are wholly-owned subsidiaries of Securian Financial Group, Inc., which is a second-tier subsidiary of Minnesota Mutual Companies, Inc., a mutual insurance holding company. Personnel of Advantus Capital also manage Minnesota Life's investment portfolios.

BlackRock Capital Management, Inc. (BlackRock), located at 100 Bellevue Parkway, Wilmington, DE 19809, serves as investment subadvisor to, and as such provides investment advice to, and generally conducts the investment management program for, Small Cap Value Portfolio pursuant to an agreement with WRIMCO. Together with its affiliates, BlackRock serves as investment adviser to fixed income, equity and liquidity investors in the United States and overseas through fund and institutional accounts.

Templeton Investment Counsel, LLC (Templeton), an investment advisor located at 500 East Broward Boulevard, Fort Lauderdale, Florida 33394, serves as investment subadvisor to, and as such provides investment advice to, and generally conducts the investment management program for, International Value Portfolio pursuant to an agreement with WRIMCO.

PORTFOLIO MANAGEMENT

Michael L. Avery is primarily responsible for the day-to-day management of the each of the W&R Target Pathfinder Portfolios. Mr. Avery has held his responsibilities since the inception of each Portfolio. He is Senior Vice President of WRIMCO and IICO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO or IICO serve as investment manager. Mr. Avery has served as Chief Investment Officer of Waddell & Reed Financial, Inc., WRIMCO and IICO since June 2005. Mr. Avery has served as portfolio manager for investment companies managed by WRIMCO since February 1994, and has been an employee of such since June 1981. He held the position of Director of Equity Research for WRIMCO and its predecessor from August 1987 through June 2005. Mr. Avery has served as a Director of the Corporation since April 2007. Mr. Avery earned a BS degree in Business Administration from the University of Missouri, and an MA with emphasis on finance from St. Louis University.

Additional information regarding the portfolio manager, including information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities, is included in the SAI.

Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to the investments of the Portfolios.

MANAGEMENT FEE

Management Fee - Portfolios

No management fees are charged by WRIMCO for managing the investments of the W&R Target Pathfinder Portfolios.

Management Fee – Underlying Funds

Each Underlying Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. Each Underlying Fund also pays other expenses, which are explained in the Portfolios' SAI. The management fee is payable by each Underlying Fund at the annual rates of:

Money Market Portfolio: 0.40% of net assets.

Bond Portfolio: Effective August 6, 2007: 0.475% of net assets up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion. (This fee schedule became effective August 6, 2007, upon completion of the merger of W&R Target Limited-Term Bond Portfolio into W&R Target Bond Portfolio. Prior to August 6, 2007, the management fee payable by W&R Target Bond Portfolio (prior to the further waiver discussed below) was: 0.525% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion.)

Dividend Income Portfolio, Growth Portfolio and Value Portfolio: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.

International Growth Portfolio, International Value Portfolio, Mid Cap Growth Portfolio, Small Cap Growth Portfolio and Small Cap Value Portfolio: 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion.

Real Estate Securities Portfolio: 0.90% of net assets up to $1 billion, 0.87% of net assets over $1 billion and up to $2 billion, 0.84% of net assets over $2 billion and up to $3 billion, and 0.80% of net assets over $3 billion.

Effective October 1, 2006, and at least through September 30, 2016, the investment management fee rates for certain Underlying Funds are reduced pursuant to a management fee waiver as follows:

Bond Portfolio (prior to August 6, 2007): 0.485% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion.

Growth Portfolio: 0.67% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.

Value Portfolio: 0.69% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.

International Growth Portfolio: 0.82% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion.

Mid Cap Growth Portfolio and Small Cap Growth Portfolio: 0.83% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion.

WRIMCO uses a portion of the management fees it receives from a Portfolio to pay that Portfolio's investment subadvisor, if applicable.

For the fiscal year ended December 31, 2006, management fees for each Underlying Fund as a percent of each such Underlying Fund's average net assets are as follows:

Underlying Fund	Management Fees Paid
Bond Portfolio	0.51%
Dividend Income Portfolio	0.70%
Growth Portfolio	0.69%
International Growth Portfolio	0.84%
International Value Portfolio	0.85%
Mid Cap Growth Portfolio	0.51%*
Money Market Portfolio	0.40%
Real Estate Securities Portfolio	0.90%
Small Cap Growth Portfolio	0.84%
Small Cap Value Portfolio	0.85%
Value Portfolio	0.69%

*WRIMCO has voluntarily agreed to waive its management fee for any day that Mid Cap Growth Portfolio's net assets are less than $25 million, subject to WRIMCO's right to change or modify this waiver.

A discussion regarding the basis of the approval by the Board of Directors of the Investment Management Agreement for each of the Portfolios and the continuance of the Investment Management Agreement and, as applicable, the investment subadvisory agreement for each of the Underlying Funds will be included in the Corporation's Annual Report to Shareholders for the period ended December 31, 2007.

REGULATORY MATTERS

On July 24, 2006, WRIMCO, Waddell & Reed, Inc. and Waddell & Reed Services Company (collectively, Waddell & Reed) reached a settlement with each of the SEC, the New York Attorney General (NYAG) and the Securities Commissioner of the State of Kansas to resolve proceedings brought by each regulator in connection with its investigation of frequent trading and market timing in certain Waddell & Reed Advisors Funds.

Under the terms of the SEC's cease-and desist order (SEC Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among other provisions Waddell & Reed has agreed to: pay $40 million in disgorgement and $10 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to periodically review Waddell & Reed's supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (described below). According to the SEC Order, the SEC found that some market timers made profits in some of the Waddell & Reed Advisors Funds, and that this may have caused some dilution in those Funds. Also, the SEC found that Waddell & Reed failed to make certain disclosures to the Waddell & Reed Advisors Funds' Boards of Directors and shareholders regarding the market timing activity and Waddell & Reed's acceptance of service fees from some market timers.

The Assurance of Discontinuance with the NYAG (NYAG Settlement), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among its conditions requires that Waddell & Reed: reduce the aggregate investment management fees paid by the Waddell & Reed Advisors Funds and by W&R Target Funds, Inc. (the Affected Funds) by $5 million per year for five years, for a projected total of $25 million in investment management fee reductions; bear the costs of an independent fee consultant to be retained by the Disinterested Directors to review and consult regarding the Affected Funds' investment management fee arrangements; and make additional investment management fee-related disclosures to Affected Fund shareholders. The NYAG Settlement also effectively requires that the Affected Funds implement certain governance measures designed to maintain the independence of the Affected Funds' Boards of Directors and appoint an independent compliance consultant responsible for monitoring the Affected Funds' and WRIMCO's compliance with applicable laws.

The consent order issued by the Securities Commissioner of the State of Kansas (Kansas Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, requires Waddell & Reed to pay a fine of $2 million to the Office of the Commissioner.

The SEC Order further requires that the $50 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with Waddell & Reed, and that is agreed to by the SEC staff and the Affected Funds' Disinterested Directors. The SEC Order requires that the independent distribution consultant develop a methodology and distribution plan pursuant to which Affected Fund shareholders shall receive their proportionate share of losses, if any, suffered by the Affected Funds due to market timing. Therefore, it is not currently possible to specify which particular Affected Fund shareholders or groups of Affected Fund shareholders will receive distributions of those settlement monies or in what proportion and amounts. However, as noted above, the SEC Order makes certain findings with respect to market timing activities in some of the Waddell & Reed Advisors Funds only. Accordingly, it is not expected that shareholders of W&R Target Funds, Inc. will receive distributions of settlement monies.

The foregoing is only a summary of the SEC Order, NYAG Settlement and Kansas Order. A copy of the SEC Order is available on the SEC's website at http://www.sec.gov. A copy of the SEC Order, NYAG Settlement and Kansas Order is available as part of the Waddell & Reed Financial, Inc. Form 8-K as filed on July 24, 2006.

BUYING AND SELLING PORTFOLIO SHARES

WHO CAN BUY SHARES OF THE PORTFOLIOS

Shares of the Portfolios are currently sold to separate accounts of Participating Insurance Companies to fund benefits payable under the Policies under the Corporation's "Mixed and Shared" Exemptive Order (Order). Permitting both variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolios is known as "mixed funding." Shares of the Portfolios are not sold to individual investors.

The separate accounts purchase shares of a Portfolio in accordance with variable account allocation instructions received from Policyowners. A Portfolio then uses the proceeds to buy securities for its portfolio.

Because Policies may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract owners should contact their Participating Insurance Company directly for details concerning these transactions.

Please check with the Participating Insurance Company to determine if a Portfolio is available under your Policy. This Prospectus should be read in conjunction with the prospectus of the separate account of your specific Policy.

The Portfolios may sell shares to separate accounts of other Participating Insurance Companies, as well. The Portfolios currently do not foresee any disadvantages to the owners of Policies arising out of the fact that the Portfolios may offer their shares to the separate accounts of various other insurance companies to fund benefits of their Policies. Nevertheless, as a condition of the Corporation's Order, the Corporation's Board of Directors will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more of the Portfolios and shares of another fund may be substituted. This might force a Portfolio to sell its securities at disadvantageous prices.

The underwriter of the Portfolios is Waddell & Reed, Inc.

Purchase Price

The purchase price of each share of a Portfolio is its NAV next determined after the order is received in good order by the Portfolio or its agents. No sales charge is imposed on the purchase of a Portfolio's shares; however, your Policy may impose a sales charge. Generally net assets are based on the market value of the securities and other assets owned by a Portfolio less its liabilities. The NAV for a Portfolio is determined by dividing the total market value of the securities and other assets of a Portfolio, less the liabilities of the Portfolio, by the total number of outstanding shares of the Portfolio. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading. Each Portfolio may reject any order to buy shares and may suspend the sale of shares at any time.

Redemptions are ordinarily made in cash.

Net Asset Value

In the calculation of a Portfolio's NAV, the shares of the Underlying Funds held by the Portfolio are valued at their respective NAVs per share. In the calculation of the NAV per share of each Underlying Fund:

  The securities in the Underlying Fund's portfolio that are listed or traded on an exchange are valued primarily using market prices.
  Bonds and certain swap agreements are generally valued according to prices quoted by an independent pricing service.
  Short-term debt securities are valued at amortized cost, which approximates market value.
  Other investment assets for which market prices are unavailable are valued at their fair value by or at the direction of the Underlying Fund's board of directors, as discussed below.

The NAV per share of each Underlying Fund is normally computed daily as of the close of business of the NYSE, typically 4 p.m. Eastern time, except that an option or futures contract held by a fund may be priced at the close of the regular session of any other securities or commodities exchange on which that instrument is traded.

Certain of the Portfolios may invest in Underlying Funds that in turn invest in securities listed on foreign exchanges, or otherwise traded in a foreign market, which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of a Portfolio's shares may be significantly affected on days when the Portfolio does not price its shares and when you are not able to purchase or redeem the Portfolio's shares. When an Underlying Fund believes a reported market price for a security does not reflect the amount the Underlying Fund would receive on a current sale of that security, the Underlying Fund may substitute for the market price a fair-value estimate made according to procedures approved by the Underlying Fund's board of directors. An Underlying Fund may also use these procedures to value certain types of illiquid securities. In addition, fair value pricing generally will be used by an Underlying Fund if the exchange on which a security is traded closes early or if trading in a particular security is halted during the day and does not resume prior to the time the Underlying Fund's NAV is calculated.

An Underlying Fund may also use these methods to value securities that trade in a foreign market if a significant event that appears likely to materially affect the value of foreign investments or foreign currency exchange rates occurs between the time that foreign market closes and the time the NYSE closes. Some Underlying Funds, such as International Growth Portfolio and International Value Portfolio, which invest a significant portion of their assets in foreign securities, may also be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of fund shares. In that case, such investments or exchange rates may be valued at their fair values as determined according to the procedures approved by the Underlying Fund's board of directors. Significant events include, but are not limited to, (1) those impacting a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts affecting a country or region, and (4) significant domestic or foreign market fluctuation. Certain of the Underlying Funds have retained a third-party pricing service (the Service) to assist in valuing foreign securities, if any, held by the Underlying Fund. The Service conducts a screening process to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Waddell & Reed Services Company (WRSCO), each Portfolio's transfer agent, in accordance with guidelines adopted by the Underlying Fund's board of directors, believes, at the approved degree of certainty, that the price is not reflective of current market price, WRSCO may use the indication of fair value from the Service to determine the fair value of the security. The Service, the methodology or the degree of certainty may change from time to time. The Underlying Fund's board of directors regularly reviews, and WRSCO regularly monitors and reports to the board, the Service's pricing of the Underlying Fund's foreign securities, as applicable.

Fair valuation has the effect of updating security prices to reflect market value based on, among other things, the recognition of a significant event – thus potentially alleviating arbitrage opportunities with respect to funds' shares. Another effect of fair valuation on an Underlying Fund is that the Underlying Fund's NAV will be subject, in part, to the judgment of the Underlying Fund's board of directors or its designee instead of being determined directly by market prices. When fair value pricing is applied, the prices of securities used by an Underlying Fund to calculate its NAV may differ from quoted or published prices for the same securities, and therefore, a Portfolio purchasing or redeeming shares on a particular day might pay or receive more or less than would be the case if a security were valued differently. It may also affect all shareholders in that if Underlying Fund assets were paid out differently due to fair value pricing, all shareholders will be impacted incrementally. There is no assurance, however, that fair value pricing will more accurately reflect the value of a security on a particular day than the market price of such security on that day or that it will prevent or alleviate the impact of market timing activities. For a description of market timing activities, please see Market Timing Policy.

SELLING SHARES

Shares of the Portfolios may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received in good order by the Portfolio or its agent. Of course, the value of the shares redeemed may be more or less that their original purchase price depending upon the market value of a Portfolio's investments at the time of the redemption.

Because Policies may have different provisions with respect to the timing and method of redemptions, Policyowners should contact their Participating Insurance Company directly for details concerning these transactions.

Restrictions on Sales

Shares of a Portfolio may not be redeemed or a Portfolio may delay paying the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the Securities and Exchange Commission).

If the insurance company issuing the variable insurance contract is willing to provide notice to investors, a Portfolio may delay forwarding the proceeds of your redemption request for up to seven days. Such request may be delayed if the investor redeeming shares in engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Portfolio.

Market Timing Policy

The W&R Target Pathfinder Portfolios are intended for long-term investment purposes. The Corporation and/or the Participating Insurance Companies will take steps to seek to deter frequent purchases and redemptions in Portfolio shares (market timing activities). Market timing activities, especially those involving large dollar amounts, may disrupt portfolio investment strategies and may increase expenses and negatively impact investment returns for all Portfolio shareholders, including long-term shareholders. Market timing activities may also increase the expenses of WRSCO, thereby indirectly affecting the Portfolio's shareholders.

Certain Portfolios may be more attractive to investors seeking to engage in market timing activities. For example, to the extent that a Portfolio invests a significant portion of its assets in Underlying Funds that, in turn, invest a significant portion of their respective assets in foreign securities, the Portfolio may be susceptible to a time zone arbitrage strategy in which investors seek to take advantage of Underlying Fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Underlying Fund shares. A Portfolio that invests in an Underlying Fund that invests in securities that are, among other things, thinly traded or traded infrequently is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. An investor may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as price arbitrage). Price arbitrage is more likely to occur in a Portfolio that invests in an Underlying Fund that invests a significant portion of its assets in small cap companies.

To discourage market timing activities by investors, the Corporation's Board of Directors has adopted a market timing policy and has approved the procedures of WRSCO, the Portfolios' transfer agent, for implementing this policy. WRSCO's procedures reflect the criteria that it has developed for purposes of identifying trading activity in Portfolio shares that may be indicative of market timing activities and outline how WRSCO will monitor transactions in Portfolio shares. In its monitoring of trading activity in Portfolio shares, on a periodic basis, WRSCO typically reviews Portfolio share transactions that exceed certain monetary thresholds within a particular time period. In its attempt to identify market timing activities, WRSCO considers many factors, including (but not limited to) the frequency, size and/or timing of the investor's transactions in Portfolio shares. If WRSCO identifies what it believes to be market timing activities, WRSCO and/or Waddell & Reed will coordinate with the applicable Participating Insurance Company so that it may notify the investors involved, reject or restrict a purchase or exchange order and/or prohibit those investors from making further purchases of Portfolio shares. The Portfolios may also restrict their exchange privileges in order to protect Portfolio shareholders. Transactions placed in violation of a Portfolio's market timing policy are not deemed accepted by the Portfolio and may be cancelled or revoked by the Portfolio on the next business day following receipt by the Portfolio.

Due to the complexity and subjectivity involved in identifying market timing activities and the volume of shareholder transactions that WRSCO processes, there can be no assurance that the Portfolios' and WRSCO's policies and procedures will identify all trades or trading practices that may be considered market timing activity. WRSCO may modify its procedures for implementing the Portfolios' market timing policy and/or its monitoring criteria at any time without prior notice. The Portfolios, WRSCO and/or Waddell & Reed shall not be liable for any loss resulting from rejected purchase orders or exchanges.

A Portfolio seeks to apply its market timing policy uniformly to all shareholders and prospective investors. Although the Portfolios, Waddell & Reed and WRSCO make efforts to monitor for market timing activities and will seek the assistance of the Participating Insurance Companies through which Portfolio shares are purchased or held, the Portfolios cannot always identify or detect excessive trading that may be facilitated by a Participating Insurance Company or made difficult to identify by the use of omnibus accounts by the Participating Insurance Companies, mainly due to the fact that the Participating Insurance Companies maintain the underlying Policyowner account, and the Portfolio must analyze omnibus account level activity and then request additional shareholder level activity on the underlying investors where omnibus account level activity warrants further review. Accordingly, there can be no assurance that the Portfolios will be able to eliminate all market timing activities.

Apart from actions taken by a Portfolio, Policyowners may also be subject to restrictions imposed under their Policies with respect to short-term trading and the trading restrictions imposed by the Participating Insurance Companies that maintain the underlying account(s).

A Portfolio's market timing policy, in conjunction with the use of fair value pricing, is intended to reduce a Policyowner's ability to engage in market timing activities, although there can be no assurance that a Portfolio will eliminate market timing activities.

Additional Compensation to Intermediaries

Waddell & Reed and/or its affiliates (collectively, W&R) may make payments for marketing, promotional or related services by:

  Participating Insurance Companies for whose Policies the Portfolios are underlying investment options or broker-dealers and other financial intermediaries that sell Policies that include the Portfolios as underlying investment options.

These payments are often referred to as "revenue sharing payments." The level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Portfolios on a recommended or preferred list, access to an intermediary's personnel and other factors. Revenue sharing payments are paid from W&R's own legitimate profits and may be in addition to any Rule 12b-1 payments that are paid by the Underlying Funds. Because revenue sharing payments are paid by W&R, and not from the Portfolios' assets, the amount of any revenue sharing payments is determined by W&R.

In addition to the revenue sharing payments described above, W&R may offer other incentives to sell Policies for which the Portfolios are investment options in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals.

The recipients of such incentives may include:

  financial advisors affiliated with the Underwriter and other affiliates of W&R;
  broker-dealers and other financial intermediaries that sell such Policies and insurance companies that include shares of the Portfolios as underlying investment options.

Payments may be based on current or past sales of Policies investing in shares of the Portfolios, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for a Participating Insurance Company or intermediary or their employees or associated persons to recommend a particular Policy for which the Portfolios are underlying investment options instead of recommending options offered by competing insurance companies.

Notwithstanding the additional compensation described above, WRIMCO and all subadvisers to the Underlying Funds are prohibited from considering a broker-dealer's sale of any of the Underlying Funds' shares, or the inclusion of the Underlying Funds in a Policy provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for execution of Underlying Fund portfolio transactions.

Underlying Fund portfolio transactions nevertheless may be executed with broker-dealers who coincidentally may have assisted customers in the purchase of Policies for which the Portfolios are underlying investment options, issued by Participating Insurance Companies, although neither such assistance nor the volume of shares sold of the Portfolios or any affiliated investment company is a qualifying or disqualifying factor in WRIMCO's or a subadvisor's selection of such broker-dealer for portfolio transaction execution.

The Participating Insurance Company that provides your Policy may also provide similar compensation to broker-dealers and other financial intermediaries in order to promote the sale of such Policies. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

Each W&R Target Pathfinder Portfolio distributes substantially all of its net investment income and net capital gains each year. Usually, each Portfolio distributes net investment income and net capital gains in December.

Dividends declared for a particular day are paid to shareholders of record at the close of business on the prior business day. However, dividends declared for Saturday and Sunday are paid to shareholders of record at the close of business on the preceding Thursday (or Wednesday if that Thursday is not a business day). Dividends are paid in additional full and fractional shares of the distributing Portfolio. Ordinarily, dividends are paid on shares starting on the day after they are issued and through the day they are redeemed.

All distributions from net capital gains of a Portfolio, if any, are paid annually in additional full and fractional shares of that Portfolio.

TAXES

Each W&R Target Pathfinder Portfolio is treated as a separate corporation, and intends to qualify to be treated as a regulated investment company (RIC) for federal tax purposes. A Portfolio will be so treated if it meets specified federal income tax rules, including requirements regarding types of investments, limits on investments, types of income and distributions. A Portfolio that satisfies those requirements is not taxed at the entity level on the net income and gains it distributes to its shareholders.

It is important for each Portfolio to maintain its RIC status (and to satisfy certain other requirements), because the Portfolio shareholders, which are separate accounts of the Participating Insurance Companies, will then be able to use a "look-through" rule in determining whether the Policies indirectly funded by the Portfolio meet the investment diversification rules for separate accounts that support variable insurance policies and annuity contracts. If a Portfolio failed to meet those diversification rules, Policyowners would be taxed immediately on the accumulated investment earnings under their Policies and would lose any benefit of tax deferral. Accordingly, WRSCO monitors each Portfolio's compliance with the applicable RIC qualification and separate account diversification rules.

You will find additional information in the SAI about federal income tax considerations generally affecting the Portfolios.

Because the only shareholders of the Portfolios are the Participating Insurance Companies' separate accounts, no further discussion is included here as to the federal income tax consequences to the Portfolios' shareholders. For information concerning the federal tax consequences to Policyowners, see the applicable prospectus for your Policy. Prospective investors are urged to consult with their tax advisors.

W&R TARGET FUNDS, INC.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217

PROSPECTUS

Custodian
UMB Bank, n. a.
928 Grand Boulevard
Kansas City, Missouri 64106

Legal Counsel
Kirkpatrick & Lockhart Preston Gates Ellis LLP
1601 K Street, N.W.
Washington, D.C. 20006

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
1100 Walnut, Suite 3300
Kansas City, Missouri 64106

Investment Manager
Waddell & Reed Investment Management Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913.236.2000
888.WADDELL

Transfer Agent
Waddell & Reed Services Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913.236.2000
888.WADDELL

Accounting Services Agent
Waddell & Reed Services Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913.236.2000
888.WADDELL

Our INTERNET address is:
http://www.waddell.com

W&R TARGET FUNDS, INC.

PROSPECTUS

You can get more information about the Portfolios in–

  the Statement of Additional Information (SAI), which contains detailed information about each Portfolio, particularly its investment policies and practices. You may not be aware of important information about a Portfolio unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).

To request a copy of the current SAI, without charge, or for other inquiries, contact the Corporation or Waddell & Reed, Inc. at the address and telephone number below. Copies of the SAI may also be requested at request@waddell.com. Additionally, the Prospectus and SAI for the Portfolios are available on the Waddell & Reed website at www.waddell.com.

Information about the Corporation (including its current SAI and most recent Annual and Semiannual Reports when available) is available from the SEC's web site at http://www.sec.gov and may also be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC's Public Reference Room, Room 1580, 100 F Street, N.E., Washington, D.C., 20549. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 202.551.5850.

WADDELL & REED, INC.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913.236.2000
888.WADDELL

The Corporation's SEC file number is: 811-5017.

W&R TARGET FUNDS, INC.

Pathfinder Aggressive Portfolio
Pathfinder Moderately Aggressive Portfolio
Pathfinder Moderate Portfolio
Pathfinder Moderately Conservative Portfolio
Pathfinder Conservative Portfolio

6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913-236-2000
888-WADDELL

March 1, 2008

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (SAI) is not a prospectus. Investors should read this SAI in conjunction with the prospectus for W&R Target Funds, Inc. (Corporation ) dated March 1, 2008 (Prospectus), which may be obtained from the Corporation or its underwriter, Waddell & Reed, Inc. (Waddell & Reed), at the address or telephone number shown above.

TABLE OF CONTENTS

Fund History
The Portfolio, Their Investments, Related Risks and Limitations
Investment Strategies, Policies and Practices of the Underlying Funds
Management of the Portfolios
Control Persons and Principal Holders of Securities
Investment Advisory and Other Services
Portfolio Managers
Brokerage Allocation and Other Practices
Proxy Voting Policy
Capital Stock
Purchase, Redemption and Pricing of Shares
Taxation of the Portfolios

FUND HISTORY

W&R Target Funds, Inc. (Corporation) was organized as a Maryland corporation on December 2, 1986. Prior to August 31, 1998, the Fund was known as TMK/United Funds, Inc.; prior to October 16, 2000, it was known as Target/United Funds, Inc. The Corporation has twenty five separate series. This SAI provides disclosure for the following series: W&R Target Pathfinder Aggressive Portfolio, W&R Target Pathfinder Moderately Aggressive Portfolio, W&R Target Pathfinder Moderate Portfolio, W&R Target Pathfinder Moderately Conservative Portfolio and W&R Target Pathfinder Conservative Portfolio (each, a Portfolio).

Each Portfolio has its own objective(s) and investment policies.

THE PORTFOLIOS, THEIR INVESTMENTS, RELATED RISKS AND LIMITATIONS

Each Portfolio is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal. Each Portfolio is a series of the Corporation, an open-end, diversified investment management company. The Corporation sells its shares only to the separate accounts of Participating Insurance Companies to fund certain variable life insurance policies and variable annuity contracts (Policies).

This SAI supplements the information contained in the Prospectus concerning the Portfolios' investment objectives, principal investment strategies, investment policies and limitations. Except as otherwise indicated in the Prospectus or this SAI, there are no policy limitations on a Portfolio's ability to use the investments or techniques discussed in these documents.

Each Portfolio invests primarily in a combination of other series or Portfolios of the Corporation (Underlying Funds), as described in the Prospectus.

Other Direct Investments

Each Portfolio may invest directly in U.S. government securities, commercial paper and other short-term corporate obligations and other money market instruments, including repurchase agreements. Under normal market conditions, each Portfolio anticipates investments in these securities and instruments to be minimal.

U.S. Government Securities. U.S. government securities include direct debt obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities (collectively, U.S. government securities). U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily, or solely, by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets. U.S. government securities are described in greater detail in the section entitled Investment Strategies, Policies and Practices of Underlying Funds.

Money Market Instruments. Money market instruments are short-term debt obligations and similar securities that include: (1) short-term securities issued or guaranteed as to interest and principal by the U.S. government or one of its agencies or instrumentalities; (2) short-term debt obligations of U.S. banks, savings and loan associations, insurance companies and mortgage bankers; (3) commercial paper and other short-term obligations of corporations, partnerships, limited liability companies, trusts and similar entities; and (4) repurchase agreements regarding any of the foregoing. Money market instruments may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. In addition, each Portfolio may hold cash and may invest in participation interests in the money market securities mentioned above.

Repurchase Agreements. A Portfolio may purchase securities subject to repurchase agreements. A repurchase agreement is an instrument under which the Portfolio purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

The majority of the repurchase agreements in which a Portfolio will engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that the Portfolio may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Portfolio. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value and loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. The Portfolio's repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Portfolio's custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the Investment Company Act of 1940, as amended (1940 Act), is and, during the entire term of the agreement will remain, at least equal to the value of the loan, including the accrued interest earned thereon. It is the position of the Securities and Exchange Commission (SEC) that repurchase agreements are deemed to be loans. Repurchase agreements are entered into only with those entities approved by the Portfolios' investment manager, Waddell & Reed Investment Management Company (WRIMCO).

Illiquid Securities. Each Portfolio may invest up to 15% of its net assets in illiquid securities, although the Portfolios intend to use this authorization only in connection with their investment of cash reserves in short-term securities. The term illiquid securities for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Portfolio has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days and restricted securities other than those WRIMCO has determined to be liquid pursuant to guidelines established by the Corporation's Board of Directors. More information about illiquid securities and the circumstances under which restricted securities can be determined to be liquid is provided in Investment Strategies, Policies and Practices of Underlying Funds.

Investment Limitations of the Portfolios

Fundamental Limitations. The following fundamental investment limitations cannot be changed for a Portfolio without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Portfolio or (b) 67% or more of the shares of the Portfolio present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Each Portfolio will not:

(1)

purchase any security if, as a result of that purchase, 25% or more of the Portfolio's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities, and the Portfolio will invest 25% or more of its total assets in the securities of other investment companies.

(2)

issue senior securities or borrow money, except as permitted under the 1940 Act, and then not in excess of one-third of the Portfolio's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

(3)

make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

The following interpretation applies to, but is not part of, this fundamental restriction: the Portfolio's investments in master notes and similar instruments will not be considered to be the making of a loan.

(4)

engage in the business of underwriting securities of other issuers, except to the extent that the Portfolio might be considered an underwriter under the Federal securities laws in connection with its disposition of portfolio securities.

(5)

purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Portfolio may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

(6)

purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Portfolio may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(7)

purchase securities of any one issuer if, as a result, more than 5% of the Portfolio's total assets would be invested in securities of that issuer or the Portfolio would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Portfolio's total assets may be invested without regard to these limitations, and except that these limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other investment companies.

Except with respect to fundamental investment limitation (2), if a percentage restriction is adhered to at the time of an investment transaction, a later increase or decrease in the percentage resulting from a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the foregoing limitations.

Non-Fundamental (Operating) Limitations. The following investment restrictions may be changed by the Corporation's Board of Directors without shareholder approval. Each Portfolio will not:

(1)	invest more than 15% of its net assets in illiquid securities.

(2)	purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

(3)	purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions.

(4)	purchase, sell or enter into financial options and futures contracts, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Notwithstanding the foregoing investment limitations, the Portfolios may invest in Underlying Funds that have adopted investment limitations that may be more or less restrictive than those listed above. Therefore, the Portfolios may engage indirectly in investment strategies that are prohibited under the investment limitations listed above. However, the current group of Underlying Funds do not engage in investment strategies that are of a nature as those prohibited under the investment limitations listed above. The investment limitations and other investment policies and restrictions of each Underlying Fund are described in its prospectus and SAI, a copy of which may be obtained by writing to Waddell & Reed, Inc., 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217, telephoning Waddell & Reed at 888.WADDELL, or by email at request@waddell.com. Additionally, the Prospectus, SAI, and Annual Reports for each of the Underlying Funds and for the Portfolios are available on the Waddell & Reed website at www.waddell.com.

In accordance with each Portfolio's investment program as set forth in the Prospectus, a Portfolio may invest more than 25% of its net assets in any one Underlying Fund. However, each Underlying Fund in which a Portfolio may invest (other than Mortgage Securities Portfolio and Real Estate Securities Portfolio) will not invest more than 25% of its total assets in any one industry.

         INVESTMENT STRATEGIES, POLICIES AND PRACTICES OF UNDERLYING FUNDS

The following disclosure supplements the information contained in the Prospectus concerning the investment policies and limitations of the Underlying Funds and contains more detailed information about the investment strategies and policies that the Underlying Funds' investment manager, WRIMCO, may employ and the types of instruments in which an Underlying Fund may invest, in pursuit of the fund's objective(s). A summary of the risks associated with these instrument types and investment practices is included as well. WRIMCO might not buy all of these instruments or use all of these techniques, or use them to the full extent permitted by a fund's investment policies and restrictions. WRIMCO buys an instrument or uses a technique only if it believes that doing so will help a fund achieve its objective(s).

Securities - General

The main types of securities in which the Underlying Funds, other than Money Market Portfolio), may invest include common stocks, preferred stocks, debt securities and convertible securities. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies. The equity securities in which an Underlying Fund invests may include preferred stock that converts into common stock. An Underlying Fund, other than Money Market Portfolio, may invest in preferred stocks rated in any rating category of the established rating services or, if unrated, judged by WRIMCO to be of equivalent quality. In the case of a "split-rated" security, which results when nationally recognized rating agencies rate the security at different rating levels (for example., BBB by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (S&P) and Ba by Moody's Investors Service, Inc. (Moody's)), it is each fund's general policy to classify such security at the higher rating level where, in the judgment of WRIMCO, such classification reasonably reflects the security's quality and risk. Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate debt securities fall and, conversely, when interest rates fall, the values of fixed-rate debt securities rise. Similarly, long-term bonds are generally more sensitive to interest rate changes than shorter-term bonds.

Subject to its investment restrictions, an Underlying Fund, other than Money Market Portfolio, may invest in debt securities rated in any rating category of the established rating services, including securities rated in the lowest category (securities rated D by S&P and C by Moody's). Debt securities rated D by S&P or C by Moody's are in payment default or are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated at least BBB by S&P or Baa by Moody's are considered to be investment grade debt securities; however, securities rated BBB or Baa may have speculative characteristics. In addition, a fund will treat unrated securities judged by WRIMCO to be of equivalent quality to a rated security as having that rating.

Lower quality debt securities, commonly called junk bonds, are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than high-quality securities and may decline significantly in periods of general economic difficulty. The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for lower-rated debt securities, WRIMCO's research and credit analysis are an especially important part of managing securities of this type held by a fund. WRIMCO continuously monitors the issuers of lower-rated debt securities in a fund's portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

While credit ratings are only one factor WRIMCO relies on in evaluating high-yield debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and a fund may retain a portfolio security whose rating has been changed.

Each of the Underlying Funds, other than Money Market Portfolio, may purchase debt securities whose principal amount at maturity is dependent upon the performance of a specified equity security. The issuer of such debt securities, typically an investment banking firm, is unaffiliated with the issuer of the equity security to whose performance the debt security is linked. Equity-linked debt securities differ from ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the linked equity security at the time the debt security matures. The performance of equity-linked debt securities depends primarily on the performance of the linked equity security and may also be influenced by interest rate changes. In addition, although the debt securities are typically adjusted for diluting events such as stock splits, stock dividends and certain other events affecting the market value of the linked equity security, the debt securities are not adjusted for subsequent issuances of the linked equity security for cash. Such an issuance could adversely affect the price of the debt security. In addition to the equity risk relating to the linked equity security, such debt securities are also subject to credit risk with regard to the issuer of the debt security. In general, however, such debt securities are less volatile than the equity securities to which they are linked.

Each of the Underlying Funds, other than Money Market Portfolio, may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's offering document. If a convertible security held by the fund is called for redemption, the fund will be required to convert it into the underlying stock, sell it to a third party or permit the issuer to redeem the security. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. Thus, any of these actions could have an adverse effect on the fund's ability to achieve its investment objectives.

Each of the Underlying Funds, other than Money Market Portfolio, may also invest in a type of convertible preferred stock that pays a cumulative, fixed dividend that is senior to, and expected to be in excess of, the dividends paid on the common stock of the issuer. At the mandatory conversion date, the preferred stock is converted into not more than one share of the issuer's common stock at the call price that was established at the time the preferred stock was issued. If the price per share of the related common stock on the mandatory conversion date is less than the call price, the holder of the preferred stock will nonetheless receive only one share of common stock for each share of preferred stock (plus cash in the amount of any accrued but unpaid dividends). At any time prior to the mandatory conversion date, the issuer may redeem the preferred stock upon issuing to the holder a number of shares of common stock equal to the call price of the preferred stock in effect on the date of redemption divided by the market value of the common stock, with such market value typically determined one or two trading days prior to the date notice of redemption is given. The issuer must also pay the holder of the preferred stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock. This convertible preferred stock is subject to the same market risk as the common stock of the issuer, except to the extent that such risk is mitigated by the higher dividend paid on the preferred stock. The opportunity for equity appreciation afforded by an investment in such convertible preferred stock, however, is limited, because in the event the market value of the issuer's common stock increases to or above the call price of the preferred stock, the issuer may (and would be expected to) call the preferred stock for redemption at the call price. This convertible preferred stock is also subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock. Generally, convertible preferred stock is less volatile than the related common stock of the issuer.

Specific Securities and Investment Practices

         Bank Deposits

Among the other debt securities in which the Underlying Funds may invest are deposits in banks (represented by certificates of deposit or other evidence of deposit issued by such banks) of varying maturities. The Federal Deposit Insurance Corporation insures the principal of certain such deposits, currently to the extent of $100,000 per bank. Bank deposits are not marketable, and an Underlying Fund may invest in them only within the limitations on investments in illiquid securities, unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

         Borrowing

Each of the Underlying Funds, other than Small Cap Growth Portfolio, may borrow money, but only from banks and only for emergency or extraordinary purposes. Small Cap Growth Portfolio may borrow money, only from banks, for emergency or extraordinary purposes and also to purchase securities but only to the extent that the value of its assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing.

Interest on money borrowed is an expense an Underlying Fund would not otherwise incur, so that it may have reduced net investment income during periods of outstanding borrowings. As such, its share price may be subject to greater fluctuation until the borrowing is paid off.

         Foreign Securities and Currencies

Each of the Underlying Funds may invest in the securities of foreign issuers, including depositary receipts; however, Money Market Portfolio may only invest in foreign securities which are denominated in U.S. dollars. In general, depositary receipts are securities convertible into and evidencing ownership of securities of foreign corporate issuers, although depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. American depositary receipts (ADRs), in registered form, are U.S. dollar-denominated receipts typically issued by a U.S. bank representing ownership of a specific number of shares in a non-U.S. corporation. ADRs are quoted and traded in U.S. dollars in the U.S. securities market. An ADR is sponsored if the original issuing company has selected a single U.S. bank to serve as its U.S. depositary and transfer agent. This relationship requires a deposit agreement which defines the rights and duties of both the issuer and depositary. Companies that sponsor ADRs must also provide their ADR investors with English translations of company information made public in their own domicile country. Sponsored ADR investors also generally have the same voting rights as ordinary shareholders, barring any unusual circumstances. ADRs which meet these requirements can be listed on U.S. stock exchanges. Unsponsored ADRs are typically created at the initiative of a broker or bank reacting to demand for a specific foreign stock. The broker or bank purchases the underlying shares and deposits them in a depositary. Unsponsored shares issued after 1983 are not eligible for U.S. stock exchange listings. Furthermore, they do not generally include voting rights. Global depositary receipts and European depositary receipts, in bearer form, are foreign receipts evidencing a similar arrangement and are designed for use by non-U.S. investors and traders in non-U.S. markets. Global depositary receipts are designed to facilitate the trading of securities of foreign issuers by U.S. and non-U.S. investors and traders.

WRIMCO or the Underlying Fund's subadvisor, as applicable, believes that there are investment opportunities as well as risks in investing in foreign securities. Individual foreign economies may differ favorably or unfavorably from the U.S. economy or each other in such matters as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Individual foreign companies may also differ favorably or unfavorably from domestic companies in the same industry. Foreign currencies may be stronger or weaker than the U.S. dollar or than each other. Thus, the value of securities denominated in or indexed to foreign currencies, and the value of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. WRIMCO or the Underlying Fund's subadvisor, as applicable, believes that an Underlying Fund's ability to invest its assets abroad might enable it to take advantage of these differences and strengths where they are favorable.

However, foreign securities and foreign currencies involve additional significant risks, apart from the risks inherent in U.S. investments. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial conditions and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be greater possibility of default by foreign governments or government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that WRIMCO or the Underlying Fund's subadvisor, as applicable, will be able to anticipate these potential events or counter their effects.

Certain foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

Each of the Underlying Funds (other than Money Market Portfolio) may also purchase and sell foreign currency and invest in foreign currency deposits. Currency conversion involves dealer spreads and other costs, although commissions are not usually charged. See Options, Futures and Other Strategies – Forward Currency Contracts.

International Value Portfolio usually effects currency exchange transactions on a spot (that is, cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange will be incurred when the portfolio converts assets from one currency to another. Further, an Underlying Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations. For example, in order to realize the value of a foreign investment, an Underlying Fund must convert that value, as denominated in its foreign currency, into U.S. dollars using the applicable currency exchange rate. The exchange rate represents the current price of a U.S. dollar relative to that foreign currency; that is, the amount of such foreign currency required to buy one U.S. dollar. If an Underlying Fund holds a foreign security which has appreciated in value as measured in the foreign currency, the level of appreciation actually realized by an Underlying Fund may be reduced or even eliminated if the foreign currency has decreased in value relative to the U.S. dollar subsequent to the date of purchase. In such a circumstance, the cost of a U.S. dollar purchased with that foreign currency has gone up and the same amount of foreign currency purchases fewer dollars than at an earlier date.

As a general rule, the country assigned to a security is the issuer's country of domicile, as reflected by a third party source (for example, Bloomberg). However, pursuant to its procedures, WRIMCO or the Underlying Fund's subadvisor, as applicable, may request a different country designation due to certain identified circumstances, including: (i) the country in which the security is principally traded (determined based on a percentage of the total volume traded); or (ii) the country from which the issuer, during the issuer's most recent fiscal year, derived at least 50% of its revenues or profits (from goods produced or sold, investments made, or services performed) or that have at least 50% of their assets in that country or region. The request to change a security's country designation must be delivered to the Funds' Treasurer and to the Funds' Chief Compliance Officer for approval.

Investments in obligations of domestic branches of foreign banks will be considered domestic securities if WRIMCO or the Underlying Fund's subadvisor, as applicable, has determined that the nature and extent of Federal and state regulation and supervision of the branch in question is substantially equivalent to Federal or state chartered domestic banks doing business in the same jurisdiction.

Emerging Market Securities. The risks of investing in foreign countries are intensified in developing countries, or emerging markets. A developing country is a nation that, in the opinion of WRIMCO or the Underlying Fund's subadvisor, as applicable, is likely to experience long-term gross domestic product growth above that expected to occur in the United States, the United Kingdom, France, Germany, Italy, Japan and Canada. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

WRIMCO or the Underlying Fund's subadvisor, as applicable, considers countries having developing markets to be all countries that are generally considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing. Currently, it is generally agreed that the countries not included in this category are Ireland, Spain, New Zealand, Australia, the United Kingdom, Italy, the Netherlands, Belgium, Austria, France, Canada, Germany, Denmark, the United States, Sweden, Finland, Norway, Japan, Switzerland, Greece, Luxembourg, Portugal and South Korea. In addition, developing market securities means (i) securities of companies the principal securities trading market for which is a developing market country, as defined above, (ii) securities, traded in any market, of companies that derive 50% or more of their total revenue from either goods or services produced in such developing market countries or sales made in such developing market countries or (iii) securities of companies organized under the laws of, and with a principal office in, a developing market country. In particular, International Value Portfolio may invest in securities issued by governments, governmental agencies and companies located in developing market countries. International Value Portfolio will at all times, except during temporary defensive periods, maintain investments in at least three countries having developing markets.

Some of the risks to which an Underlying Fund may be exposed by investing in securities of emerging markets are: restrictions placed by the government of a developing country related to investment, exchange controls, and repatriation of the proceeds of investment in that country; fluctuation of a developing country's currency against the U.S. dollar; unusual price volatility in a developing country's securities markets; government involvement in the private sector, including government ownership of companies in which the Underlying Fund may invest; limited information about a developing market; high levels of tax levied by developing countries on dividends, interest and capital gains; the greater likelihood that developing markets will experience more volatility in inflation rates than developed markets; the greater potential that securities purchased by the Underlying Fund in developing markets may be fraudulent or counterfeit due to differences in the level of regulation, disclosure requirements and recordkeeping practices in those markets; risks related to the liquidity and transferability of investments in certain instruments, such as loan participations, that may not be considered "securities" under local law; settlement risks, including potential requirements for the Underlying Fund to render payment prior to taking possession of portfolio securities in which it invests; the possibility of nationalization, expropriation or confiscatory taxation; favorable or unfavorable differences between individual foreign economies and the U.S. economy, such as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency, and balance of payments position; additional costs associated with any investment in non-U.S. securities, including higher custodial fees than typical U.S. custodial arrangements, transaction costs of foreign currency conversions and generally higher commission rates on portfolio transactions than prevail in U.S. markets; greater social, economic and political instability, including the risk of war; lack of availability of currency hedging or other risk management techniques in certain developing countries; the fact that companies in developing countries may be newly organized and may be smaller and less seasoned; differences in accounting, auditing and financial reporting standards; the heightened risks associated specifically with establishing record ownership and custody of Russian and other Eastern European securities; and limitations on obtaining and enforcing judgments against non-U.S. residents.

Illiquid Investments

Illiquid investments are investments that cannot be sold or otherwise disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Investments currently considered to be illiquid include:

(1)	repurchase agreements not terminable within seven days;

(2)	restricted securities not determined to be liquid pursuant to guidelines established by or under the direction of the Corporation's Board of Directors;

(3)	non-government stripped fixed-rate mortgage-backed securities;

(4)	bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand;

(5)

over-the-counter (OTC) options (options not traded on an exchange) and their underlying collateral, unless the Board of Directors or its delegate determines that the options are liquid after review of all the relevant facts and circumstances;

(6)	securities for which market quotations are not readily available;

(7)	securities involved in swaps, caps, floor and collar transactions; and

(8)	direct debt instruments.

The assets used as cover for OTC options written by an Underlying Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Underlying Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

If, through a change in values, net assets, or other circumstances, an Underlying Fund were in a position where more than 15% (10% for Money Market Portfolio) of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

WRIMCO believes that, in general, it is in the best interest of an Underlying Fund to be able to invest in illiquid securities up to the maximum allowable. WRIMCO believes that the risk of investing in illiquid securities is manageable, especially when offset by the availability of certain traditional securities that are currently considered illiquid, as well as increased opportunities offered by a variety of new security types that have been developed in the last decade. For example, there has been significant growth in the types and availability of structured products, including: asset backed securities (which also includes many mortgage-backed securities), collateralized bond obligations, collateralized mortgage obligations, collateralized debt obligations and commercial mortgage-backed securities. Since many of these securities are initially offered as individual issues, they are often deemed illiquid. See Mortgage-Backed and Asset-Backed Securities for more information on these types of securities.

Credit derivatives, such as credit default swaps, have also grown in both popularity and availability over the past few years. See "Swaps, Caps, Collars and Floors" in the section entitled Options, Futures and Other Strategies for more information about credit default swaps.

As well, it has become easier for institutional investors to structure their own investments. For example, if WRIMCO desired Korean market exposure for an Underlying Fund, as an alternative to the difficult procedures for direct investment, WRIMCO could, instead, structure a specialized over the counter bond or other instrument with an investment bank which would provide a return reflecting the Korean bond market without having to invest directly in Korean bonds.

         Indexed Securities

Each Underlying Fund may purchase indexed securities subject to each Underlying Fund's operating policy regarding derivative instruments and subject, in the case of Money Market Portfolio only, to the requirements of Rule 2a-7 under the 1940 Act (Rule 2a-7). Indexed securities are securities the value of which varies in relation to the value of other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators,. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or whose coupon rate is determined by reference to a specific index, instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying investments. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. WRIMCO or the Underlying Fund's subadvisor, as applicable, will use its judgment in determining whether indexed securities should be treated as short-term instruments, bonds, stocks, depending on the individual characteristics of the securities. Certain indexed securities that are not traded on an established market may be deemed illiquid.

         Investment Company Securities

Each Underlying Fund (other than Money Market Portfolio) may purchase shares of another investment company except that an Underlying Fund whose shares are acquired by another Portfolio in the Fund may not purchase securities of registered open-end investment companies or registered unit investment trusts in reliance on either Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act. As a shareholder in an investment company, an Underlying Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.

Closed-End Investment Companies. Some countries, such as South Korea, Chile and India, have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. Subject to the limitations imposed by the 1940 Act, each Underlying Fund (other than Money Market Portfolio) may invest in securities of closed-end investment companies. This restriction on investments in securities of closed-end investment companies may limit opportunities for some of the Underlying Funds, including International Value Portfolio, to invest indirectly in certain developing markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums or discounts to their net asset values.

Exchange Traded Funds. Each Underlying Fund, other than Money Market Portfolio, may invest in exchange traded funds (ETFs) as a means of tracking the performance of a designated stock index while maintaining liquidity. For example, an Underlying Fund may invest in S&P 500 Depositary Receipts (SPDRs), which track the S&P 500 Index; S&P MidCap 400 Depositary Receipts (MidCap SPDRs), which track the S&P MidCap 400 Index; "Dow Industrial Diamonds," which track the Dow Jones Industrial Average; or in other ETFs which track indexes, provided that such investments are consistent with an Underlying Fund's investment objective as determined by WRIMCO or the Underlying Fund's subadvisor, as applicable,. Each of these securities represents shares of ownership of a long-term unit investment trust that typically holds a portionate amount of shares of all of the issuers included in the relevant underlying index. Since most ETFs are a type of investment company, an Underlying Fund's purchases of ETF shares are subject to its non-fundamental investment restrictions regarding investments in other investment companies.

ETFs have a market price which reflects a specified fraction of the value of the designated index and are exchange traded. As with other equity securities transactions, brokers charge a commission in connection with the purchase and sale of shares of ETFs. In addition, an asset management fee is charged in connection with the underlying unit investment trust (which is in addition to the asset management fee paid by an Underlying Fund).

Trading costs for ETFs are somewhat higher than those for stock index futures contracts, but, because ETFs trade like other exchange-listed equities, they represent a quick and convenient method of maximizing the use of an Underlying Fund's assets to track the return of a particular stock index.

Investments in an ETF generally present the same primary risks as investments in a conventional fund that is not exchange traded. The price of an ETF can fluctuate, and an Underlying Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade at a premium or discount to their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

         Lending Securities

For the purpose of realizing additional income, an Underlying Fund may make secured loans of portfolio securities amounting to the maximum amount of total assets allowed under the 1940 Act (currently, one third of total assets which, for purposes of this limitation, includes the value of collateral received in return for securities loaned). If an Underlying Fund lends securities, the borrower pays the Underlying Fund an amount equal to the dividends or interest on the securities that the Underlying Fund would have received if it had not lent the securities. The Underlying Fund also receives additional compensation. Under an Underlying Fund's current securities lending procedures, the Underlying Fund may lend securities only to broker-dealers and financial institutions deemed creditworthy by WRIMCO or the Underlying Fund's subadvisor, as applicable. The creditworthiness of entities to which an Underlying Fund makes loans of portfolio securities is monitored by WRIMCO throughout the term of the loan.

Any securities loans that an Underlying Fund makes must be collateralized in accordance with applicable regulatory requirements (Guidelines). At the time of each loan, an Underlying Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. Under the present Guidelines, the collateral must consist of cash or U.S. government securities or bank letters of credit, at least equal in value to the market value of the securities lent on each day that the loan is outstanding. If the market value of the lent securities exceeds the value of the collateral, the borrower must add more collateral so that it at least equals the market value of the securities lent. If the market value of the securities decreases, the borrower is entitled to return of the excess collateral.

There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for all three types of collateral. The second method, which is not available when letters of credit are used as collateral, is for an Underlying Fund to receive interest on the investment of the cash collateral or to receive interest on the U.S. government securities used as collateral. Part of the interest received in either case may be shared with the borrower.

The letters of credit that an Underlying Fund may accept as collateral are agreements by banks (other than the borrowers of the Underlying Fund's securities), entered into at the request of the borrower and for its account and risk, under which the banks are obligated to pay to the Underlying Fund, while the letter is in effect, amounts demanded by the Underlying Fund if the demand meets the terms of the letter. The Underlying Fund's right to make this demand secures the borrower's obligations to it. The terms of any such letters and the creditworthiness of the banks providing them (which might include the Underlying Fund's custodian bank) must be satisfactory to WRIMCO or the Underlying Fund's subadvisor, as applicable.

The Underlying Funds will make loans only under rules of the New York Stock Exchange (NYSE), which presently require the borrower to give the securities back to the Underlying Fund within five business days after the Underlying Fund gives notice to do so. If an Underlying Fund loses its voting rights on securities loaned, it will have the securities returned to it in time to vote them if a material event affecting the investment is to be voted on. An Underlying Fund may pay reasonable finder's, administrative and custodian fees in connection with loans of securities.

Some, but not all, of these rules are necessary to meet regulatory requirements relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. These requirements do not cover the present rules, which may be changed without shareholder vote, as to: (1) whom securities may be loaned; (2) the investment of cash collateral; or (3) voting rights.

There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities loaned increases, as well as risks of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower fail financially.

         Master Limited Partnerships

A master limited partnership (MLP) is a limited partnership or similar entity that is publicly traded. The majority of MLPs operate in oil and gas related businesses, including energy processing and distribution. MLPs often are pass-through entities or businesses that are taxed at the security-holder level and generally are not subject to Federal or state income tax at the entity level. Annual income, gains, losses, deductions and credits of the MLP pass through directly to its security holders.

Net income from an interest in a "qualified publicly traded partnership" (QPTP) is qualifying income for a regulated investment company (RIC). A QPTP is defined as a publicly traded partnership–which is, generally, a partnership the interests in which are traded on an established securities market or are readily tradable on a secondary market (or the substantial equivalent thereof)–other than a partnership at least 90% of the gross income of which consists of dividends, interest and other qualifying income for a RIC. Please see the section entitled Taxation of the Portfolios for additional information regarding the tax consequences of investing in QPTPs.

         Money Market Instruments

Money market instruments are high-quality, short-term debt instruments that generally present minimal credit risk. They may include U.S. government securities, commercial paper and other short-term corporate obligations, certificates of deposit and other financial institution obligations. These instruments may carry fixed or variable interest rates.

         Mortgage-Backed and Asset-Backed Securities

Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as CMOs. Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of the payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The U.S. government mortgage-backed securities in which the Underlying Funds may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae) or Federal Home Loan Mortgage Corporation (Freddie Mac). Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

The Underlying Funds may purchase mortgage-backed securities issued by both government and non-government entities such as banks, mortgage lenders or other financial institutions. Other types of mortgage-backed securities will likely be developed in the future, and an Underlying Fund may invest in them if WRIMCO or the Underlying Fund's subadvisor, as applicable, determines that such investments are consistent with the Underlying Fund's objective(s) and investment policies.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the principal-only security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the interest-only security (IO) receives interest payments from the same underlying security.

For example, IO classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of the investor's initial investment, even if the security is guaranteed by the U.S. government or considered to be of the highest quality. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.

Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.

Special Characteristics of Mortgage-Backed and Asset-Backed Securities. The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Changes in the rate or speed of these payments can cause the value of the mortgage-backed securities to fluctuate rapidly. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. CMO classes may be specifically structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Direct Investments In Mortgages - Whole Loans. Mortgage Securities Portfolio and Real Estate Securities Portfolio may each invest up to 10% of the value of its net assets directly in mortgages securing residential or commercial real estate (that is, the portfolio becomes the mortgagee). Such investments are not "mortgage-related securities" as described above. They are normally available from lending institutions which group together a number of mortgages for resale (usually from 10 to 50 mortgages) and which act as servicing agent for the purchaser with respect to, among other things, the receipt of principal and interest payments. (Such investments are also referred to as "whole loans".) The vendor of such mortgages receives a fee from a portfolio for acting as servicing agent. The vendor does not provide any insurance or guarantees covering the repayment of principal or interest on the mortgages. Unlike pass-through securities, whole loans constitute direct investment in mortgages inasmuch as a portfolio, rather than a financial intermediary, becomes the mortgagee with respect to such loans purchased by the portfolio. At present, such investments are considered to be illiquid by WRIMCO or the portfolio's subadvisor, as applicable. The portfolio will invest in such mortgages only if WRIMCO or the portfolio's subadvisor, as applicable, has determined through an examination of the mortgage loans and their originators (which may include an examination of such factors as percentage of family income dedicated to loan service and the relationship between loan value and market value) that the purchase of the mortgages should not represent a significant risk of loss to the portfolio.

         Mortgage Dollar Rolls

In connection with its ability to purchase securities on a when-issued or forward commitment basis, each of Mortgage Securities Portfolio and Real Estate Securities Portfolio may enter into mortgage "dollar rolls" in which the portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. In a mortgage dollar roll, a portfolio gives up the right to receive principal and interest paid on the securities sold. However, a portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a portfolio compared with what such performance would have been without the use of mortgage dollar rolls. A portfolio will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the ability of WRIMCO or the portfolio's subadvisor, as applicable, to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. In addition, the use of mortgage dollar rolls by a portfolio while remaining substantially fully invested increases the amount of the portfolio's assets that are subject to market risk to an amount that is greater than the portfolio's net asset value, which could result in increased volatility of the price of the portfolio's shares.

         Municipal Obligations

Municipal obligations are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main kinds of municipal bonds are general obligation bonds and revenue bonds. The issuer of a general obligation bond has pledged its full faith, credit and taxing power for the payment of principal and interest on the bond. Revenue bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or special tax or other revenue source. Private activity bonds are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. Their credit quality is generally dependent on the credit standing of the company involved.

         Options, Futures and Other Strategies

General. WRIMCO or the Underlying Fund's subadvisor, as applicable, may use certain options, futures contracts (sometimes referred to as futures), options on futures contracts, forward currency contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, Financial Instruments) to attempt to enhance income or yield or to attempt to hedge an Underlying Fund's investments. The strategies described below may be used in an attempt to manage the risks of an Underlying Fund's investments that can affect fluctuation in its net asset value (NAV).

Generally, an Underlying Fund (other than Money Market Portfolio) may purchase and sell any type of Financial Instrument. However, as an operating policy, an Underlying Fund will only purchase or sell a particular Financial Instrument if the Underlying Fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument is primarily measured. Since each Underlying Fund (other than Money Market Portfolio) is authorized to invest in foreign securities denominated in other currencies, each such Underlying Fund may purchase and sell foreign currency derivatives.

Hedging strategies can be broadly categorized as short hedges and long hedges. A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in an Underlying Fund's portfolio. Thus, in a short hedge, the Underlying Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that an Underlying Fund intends to acquire. Thus, in a long hedge, the Underlying Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Underlying Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Underlying Fund owns. Rather, it relates to a security that the Underlying Fund intends to acquire. If the Underlying Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Underlying Fund's holdings is the same as if the transaction were entered into for speculative purposes.

Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that an Underlying Fund owns or intends to acquire. Financial Instruments on indexes, in contrast, generally are used to attempt to hedge against price movements in market sectors in which an Underlying Fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (CFTC). The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and the regulations thereunder and, therefore, is not subject to registration or regulation as a commodity pool operator under such Act. In addition, an Underlying Fund's ability to use Financial Instruments may be limited by tax considerations. See Taxation of the Portfolios.

In addition to the instruments, strategies and risks described below, WRIMCO or the Underlying Fund's subadvisor, as applicable, expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as new techniques are developed, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. WRIMCO or the Underlying Fund's subadvisor, as applicable, may utilize these opportunities to the extent that they are consistent with an Underlying Fund's objective(s) and permitted by an Underlying Fund's investment limitations and applicable regulatory authorities. An Underlying Fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of an Underlying Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow:

(1)         Successful use of most Financial Instruments depends upon the ability of WRIMCO or the Underlying Fund's subadvisor, as applicable, to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

(2)         There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculation or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match an Underlying Fund's current or anticipated investments exactly. An Underlying Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Underlying Fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match an Underlying Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. An Underlying Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in an Underlying Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

(3)         If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if an Underlying Fund entered into a short hedge because WRIMCO or the Underlying Fund's subadvisor, as applicable, projected a decline in the price of a security in the Underlying Fund's holdings, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Underlying Fund could suffer a loss. In either such case, the Underlying Fund would have been in a better position had it not attempted to hedge at all.

(4)         As described below, an Underlying Fund might be required to maintain assets as cover, maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (that is, Financial Instruments other than purchased options). If the Underlying Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Underlying Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Underlying Fund sell a portfolio security at a disadvantageous time.

(5)         An Underlying Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (counterparty) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Underlying Fund.

Cover. Transactions using Financial Instruments, other than purchased options, expose an Underlying Fund to an obligation to another party. Each Underlying Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily. An Underlying Fund will not enter into any such transactions unless it owns either (1) an offsetting (covered) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of an Underlying Fund's assets to cover or to segregated accounts could impede portfolio management or the Underlying Fund's ability to meet redemption requests or other current obligations.

Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable an Underlying Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the Underlying Fund would expect to suffer a loss.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Underlying Fund will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under Illiquid Investments.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Underlying Fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under Illiquid Investments.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

An Underlying Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Underlying Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Underlying Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Underlying Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

A type of put that an Underlying Fund may purchase is an optional delivery standby commitment, which is entered into by parties selling debt securities to the Underlying Fund. An optional delivery standby commitment gives the Underlying Fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Risks of Options on Securities. Options offer large amounts of leverage, which will result in an Underlying Fund's NAV being more sensitive to changes in the value of the related instrument. Each Underlying Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between an Underlying Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when an Underlying Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Underlying Fund as well as the loss of any expected benefit of the transaction.

An Underlying Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market, and there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that an Underlying Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Underlying Fund might be unable to close out an OTC option position at any time prior to its expiration.

If an Underlying Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by an Underlying Fund could cause material losses because the Underlying Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indexes. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When an Underlying Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Underlying Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (multiplier), which determines the total dollar value for each point of such difference. When an Underlying Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When an Underlying Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Underlying Fund's exercise of the put, to deliver to the Underlying Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When an Underlying Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Underlying Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indexes. The risks of investment in options on indexes may be greater than options on securities. Because index options are settled in cash, when an Underlying Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. An Underlying Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Underlying Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if an Underlying Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Underlying Fund as the call writer will not learn of the assignment until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This timing risk is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If an Underlying Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Underlying Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on an exchange) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows an Underlying Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Generally, OTC foreign currency options used by an Underlying Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Futures Contracts and Options on Futures Contracts. The purchase of futures contracts or call options on futures contracts can serve as a long hedge, and the sale of futures contracts or the purchase of put options on a futures contract can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

In addition, futures contract strategies can be used to manage the average duration of an Underlying Fund's fixed-income portfolio. If WRIMCO or the Underlying Fund's subadvisor, as applicable, wishes to shorten the average duration of an Underlying Fund's fixed-income portfolio, the Underlying Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If WRIMCO or the Underlying Fund's subadvisor, as applicable, wishes to lengthen the average duration of an Underlying Fund's fixed-income portfolio, the Underlying Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Underlying Fund is required to deposit initial margin in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Underlying Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Underlying Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent variation margin payments are made to and from the futures broker daily as the value of the futures position varies, a process known as marking-to-market. Variation margin does not involve borrowing, but rather represents a daily settlement of the Underlying Fund's obligations to or from a futures broker. When an Underlying Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when an Underlying Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Underlying Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures contracts can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures contracts exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If an Underlying Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Underlying Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Underlying Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by WRIMCO or the Underlying Fund's subadvisor, as applicable, may still not result in a successful transaction. WRIMCO or the Underlying Fund's subadvisor, as applicable, may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

Index Futures. The risk of imperfect correlation between movements in the price of an index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of an Underlying Fund's holdings diverges from the securities included in the applicable index. The price of the index futures contract may move more than or less than the price of the securities being hedged. If the price of the index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Underlying Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Underlying Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures contract, an Underlying Fund may buy or sell index futures contracts in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of the securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where an Underlying Fund has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the Underlying Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indexes on which the futures contracts are based.

Where index futures contracts are purchased to hedge against a possible increase in the price of securities before an Underlying Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Underlying Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

To the extent that an Underlying Fund enters into futures contracts, options on futures contracts or options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are in-the-money at the time of purchase) will not exceed 5% of the liquidation value of the Underlying Fund's holdings, after taking into account unrealized profits and unrealized losses on any contracts the Underlying Fund has entered into. (In general, a call option on a futures contract is in-the-money if the value of the underlying futures contract exceeds the strike, that is, exercise, price of the call; a put option on a futures contract is in-the-money if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of the Underlying Fund's total assets that are at risk in futures contracts, options on futures contracts and currency options.

Foreign Currency Hedging Strategies – Special Considerations. Each Underlying Fund (other than Money Market Portfolio) may use options and futures contracts on foreign currencies (including the euro), as described above, and forward foreign currency contracts (forward currency contracts), as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Underlying Fund's securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that an Underlying Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

An Underlying Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the Underlying Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the values of which WRIMCO or the Underlying Fund's subadvisor, as applicable, believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, an Underlying Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, an Underlying Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Forward Currency Contracts. Each Underlying Fund (other than Money Market Portfolio) may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

Such transactions may serve as long hedges; for example, an Underlying Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Underlying Fund intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, an Underlying Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

An Underlying Fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Underlying Fund owned securities denominated in euros, it could enter into a forward currency contract to sell euros in return for U.S. dollars to hedge against possible declines in the euro's value. Such a hedge, sometimes referred to as a position hedge, would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Underlying Fund could also hedge the position by selling another currency expected to perform similarly to the euro. This type of hedge, sometimes referred to as a proxy hedge, could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

An Underlying Fund also may use forward currency contracts to attempt to enhance income or yield. The Underlying Fund could use forward currency contracts to increase its exposure to foreign currencies that WRIMCO or the Underlying Fund's subadvisor, as applicable, believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if the Underlying Fund owned securities denominated in a foreign currency and WRIMCO or the Underlying Fund's subadvisor, as applicable, believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Forward currency contracts are individually negotiated and privately traded by currency traders and their customers. These forward currency contracts may involve the sale of U.S. dollars and the purchase of a foreign currency, or may be foreign cross-currency contracts involving the sale of one foreign currency and the purchase of another foreign currency; such foreign cross-currency contracts may be considered a hedging rather than a speculative strategy if the Underlying Fund's commitment to purchase the new (more favorable) currency is limited to the market value of the Underlying Fund's securities denominated in the old (less favorable) currency. Because these transactions are not entered into for hedging purposes, the Underlying Fund's custodian bank maintains, in a separate account of the Underlying Fund, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase currency on a forward basis. The prediction of currency movements is extremely difficult and the successful execution of a speculative strategy is highly uncertain.

The cost to an Underlying Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Underlying Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Underlying Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Underlying Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Underlying Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, an Underlying Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Normally, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, WRIMCO or the Underlying Fund's subadvisor, as applicable, believes that it is important to have the flexibility to enter into such forward currency contracts when it determines that the best interests of the Underlying Fund will be served.

Successful use of forward currency contracts depends on the skill of WRIMCO or the Underlying Fund's subadvisor, as applicable, in analyzing and predicting currency values. Forward currency contracts may substantially change an Underlying Fund's exposure to changes in currency exchange rates and could result in losses to the Underlying Fund if currencies do not perform as WRIMCO or the Underlying Fund's subadvisor, as applicable, anticipates. There is no assurance that WRIMCO's or a subadvisor's use of forward currency contracts will be advantageous to an Underlying Fund or that WRIMCO or the Underlying Fund's subadvisor, as applicable, will hedge at an appropriate time.

Combined Positions. An Underlying Fund may purchase and write options in combination with each other, or in combination with futures contracts or forward contracts, to adjust the risk and return characteristics of its overall position. For example, the Underlying Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Turnover. An Underlying Fund's options and futures contracts activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by an Underlying Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once an Underlying Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by an Underlying Fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the Underlying Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. An Underlying Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors and Collars. Each Underlying Fund (other than Money Market Portfolio) may enter into swaps, including caps, floors and collars, for any legal purpose consistent with its investment objective and policies, including to attempt to obtain or preserve a particular return or a spread on a particular investment or portion of its holdings, to protect against any increase in the price of securities the Underlying Fund anticipates purchasing at a later date, to attempt to enhance yield, to protect against currency fluctuations, as a duration management technique, or to gain exposure to certain markets in the most economical way possible.

A swap agreement is a derivative involving the exchange by an Underlying Fund with another party of their respective commitments to pay or receive payments at specified dates (periodic payment dates) on the basis of a specified or "notional" amount. Examples of swap agreements include, but are not limited to, interest rate swaps (including caps, floors and collars), credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, and total return swaps.

The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and selling a floor.

Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, an Underlying Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty.

Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.

Swap agreements may be used to shift an Underlying Fund's investment exposure from one type of investment to another. For example, if an Underlying Fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Underlying Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps, floors and collars have an effect similar to buying or writing options.

The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities or commodities representing a particular index. A "differential" swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Consistent with an Underlying Fund's investment objective(s) and investment policies, certain of the Underlying Funds may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, an Underlying Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, an Underlying Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, an Underlying Fund may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, an Underlying Fund may be required to pay a higher fee at each swap reset date.

An Underlying Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer either the full notional value, or "par value," of the reference obligation in exchange for the reference obligation, or, if the transaction is to be cash settled, an amount equal to the difference between the notional value of the reference obligation and the market value of the reference obligation. An Underlying Fund may either be the buyer or seller in a credit default swap transaction. If an Underlying Fund is a buyer and no event of default occurs, the Underlying Fund will lose its premium paid or the stream of payments over the term of the contract. However, if an event of default occurs, the Underlying Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, an Underlying Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, and could be longer, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

The use of swap agreements by an Underlying Fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, referenced rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transactions may be subject to an Underlying Fund's limitation on investments in illiquid securities.

Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. A leveraged swap transaction will not be considered to constitute the issuance of a "senior security" by an Underlying Fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Underlying Fund, if the Underlying Fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to an Underlying Fund's interest. An Underlying Fund bears the risk that WRIMCO or the Underlying Fund's subadvisor, as applicable, will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the fund. If WRIMCO or the Underlying Fund's subadvisor, as applicable, attempts to use a swap as a hedge against, or as a substitute for, a fund investment, the Underlying Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause significant losses for the Underlying Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Underlying Fund investments.

The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if WRIMCO or the Underlying Fund's subadvisor, as applicable, does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.

The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect an Underlying Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

The creditworthiness of firms with which an Underlying Fund enters into swaps, caps, floors or collars will be monitored by WRIMCO. If a firm's creditworthiness declines, the value of the agreement might decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the Underlying Fund may have contractual remedies pursuant to the agreements related to the transaction.

The net amount of the excess, if any, of an Underlying Fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Underlying Fund's custodian that satisfies the requirements of the 1940 Act. Each Underlying Fund will also establish and maintain such account with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Underlying Fund. WRIMCO and the Underlying Funds believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to an Underlying Fund's borrowing restrictions.

         Real Estate Investment Trusts

Real Estate Securities Portfolio may invest in securities issued by real estate investment trusts (REITs). A REIT is a corporation, or a business or statutory trust that would otherwise be taxed as a corporation and meets certain requirements of the Internal Revenue Code of 1986, as amended (the Code). The Code permits a qualifying REIT to deduct dividends it pays, thereby effectively eliminating corporate-level Federal income tax for a REIT that distributes all of its taxable income and net capital gain and making the REIT a pass-through vehicle for Federal income tax purposes. To qualify as a REIT, a company must, among other things, derive at least 75% of its gross income each taxable year from real estate sources (such as rents from real property, mortgage interest, and gains from sales of real estate assets) and must distribute to shareholders annually 90% or more of its taxable income. Moreover, at the end of each quarter of its taxable year, at least 75% of the value of its total assets must be represented by real estate assets, cash and cash items and U.S. government securities.

REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in land and buildings and derives its income primarily from rental income. A mortgage REIT invests primarily in mortgages on real estate and derives its income primarily from interest payments received on credit it has granted. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs. It is anticipated, although not required, that under normal circumstances, a majority of the Portfolio investments in REITs will consist of equity REITs.

         Repurchase Agreements

Each of the Underlying Funds may purchase securities subject to repurchase agreements, subject to its limitation on investment in illiquid investments. See Investment Restrictions and Limitations. A repurchase agreement is an instrument under which an Underlying Fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

The majority of repurchase agreements in which an Underlying Fund will engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that an Underlying Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Underlying Fund. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value or loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. An Underlying Fund's repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Underlying Fund's custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the 1940 Act, is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. Repurchase agreements are entered into only with those entities approved by WRIMCO.

         Restricted Securities

Each of the Underlying Funds may invest in restricted securities. Restricted securities are securities that are subject to legal or contractual restrictions on resale. However, restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, (1933 Act) or in a registered public offering. For example, an Underlying Fund may purchase commercial paper that is issued in reliance on the so-called private placement exemption from registration that is afforded by Section 4(2) of the 1933 Act (Section 4(2) paper). Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Where registration is required, an Underlying Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Underlying Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, an Underlying Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

There are risks associated with investments in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent an Underlying Fund from reselling the securities at a time when such sale would be desirable. Restricted securities that are traded in foreign markets are often subject to restrictions that prohibit resale to U.S. persons or entities or permit sales only to foreign broker-dealers who agree to limit their resale to such persons or entities. The buyer of such securities must enter into an agreement that, usually for a limited period of time, it will resell such securities subject to such restrictions. Restricted securities in which an Underlying Fund seeks to invest need not be listed or admitted to trading on a foreign or domestic exchange and may be less liquid than listed securities. Certain restricted securities, including Rule 144A securities, may be determined to be liquid in accordance with guidelines adopted by the Board of Directors. See Illiquid Investments.

         Short Sales Against The Box

Each of International Value Portfolio, Mortgage Securities Portfolio, Real Estate Securities Portfolio and Small Cap Value Portfolio may sell securities "short against the box;" provided, however, that the portfolio's aggregate short sales prices may not, at the time of any short sale, exceed 10% of its total assets. Whereas a short sale is the sale of a security an Underlying Fund does not own, a short sale is "against the box" if, at all times during which the short position is open, the Underlying Fund owns at least an equal amount of the securities sold short or other securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short. None of the Underlying Funds has any present intention to sell securities short in this fashion.

         U.S. Government Securities

Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (U.S. government securities) are high quality debt instruments issued or guaranteed as to principal or interest by the U.S. Treasury or an agency or instrumentality of the U.S. government. These securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than ten years). All such Treasury securities are backed by the full faith and credit of the United States.

Certain securities issued or guaranteed by U.S. government agencies or instrumentalities are backed by the full faith and credit of the U.S. government, such as securities issued by the Export-Import Bank of the United States, Farm Credit System Financial Assistance Corporation, Farmers Home Administration, Federal Housing Administration, General Services Administration, Ginnie Mae, Maritime Administration or Small Business Administration.

Other securities issued or guaranteed by U.S. government agencies or instrumentalities are not backed by the full faith and credit of the U.S. government. For example, some securities are supported by the right of the agency or instrumentality to borrow from the Treasury, such as securities issued by the Federal Home Loan Banks, Freddie Mac, Fannie Mae, or Student Loan Marketing Association, and other securities are supported only by the credit of the agency or instrumentality, such as securities issued by the Federal Farm Credit Banks Funding Corporation or Tennessee Valley Authority.

If the securities issued or guaranteed by a U.S. government agency or instrumentality are not backed by the full faith and credit of the U.S. government, there can be no assurance that the U.S. government would provide financial support to the agency or instrumentality. The Portfolios will invest in securities of agencies and instrumentalities only if WRIMCO is satisfied that the credit risk involved is acceptable.

U.S. government securities may include mortgage-backed securities issued or guaranteed as to the payment of principal and interest by U.S. government agencies or instrumentalities including, but not limited to, Ginnie Mae, Freddie Mac and Fannie Mae. These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations. See Mortgage-Backed and Asset-Backed Securities. Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. government to tighten the availability of its credit.

         Variable or Floating Rate Instruments

Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

         Warrants and Rights

Each Underlying Fund (other than Money Market Portfolio) may invest in warrants and rights. Warrants are options to purchase equity securities at specified prices for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Warrants and rights are highly volatile and, therefore, more susceptible to sharp declines in value than the underlying security might be. They are also generally less liquid than an investment in the underlying securities.

Warrants with Cash Extractions. International Value Portfolio may also invest up to 5% of its total assets in warrants used in conjunction with the cash extraction method. If an investor wishes to replicate an underlying share, the investor can use the warrant with cash extraction method by purchasing warrants and holding cash. The cash component would be determined by subtracting the market price of the warrant from the underlying share price.

For example, assume one share for company "Alpha" has a current share price of $40 and issued warrants can be converted one for one share at an exercise price of $31 exercisable two years from today. Also assume that the market price of the warrant is $10 ($40 - $31 + $1) because investors are willing to pay a premium ($1) for previously stated reasons. If an investor wanted to replicate an underlying share by engaging in a warrant with cash extraction strategy, the amount of cash the investor would need to hold for every warrant would be $30 ($40 - $10 = $30). A warrant with cash extraction is, thus, simply a synthetically created quasi-convertible bond.

If an underlying share issues no or a low dividend and has an associated warrant with a market price that is low relative to its share price, a warrant with cash extraction may provide attractive cash yields and minimize capital loss risk, provided the underlying share is also considered a worthy investment. For example, assume Alpha's share is an attractive investment opportunity and its share pays no dividend. Given the information regarding Alpha provided above, also assume that short-term cash currently yields 5% per year and that the investor plans to hold the investment at least two years, barring significant near-term capital appreciation. If the share price were to fall below $30, the warrant with cash extraction strategy would yield a lower loss than the underlying share because an investor cannot lose more than the purchase cost of the warrant (capital risk minimized). The cash component for this strategy would yield $3.08 after two years (compound interest). The total value of the underlying investment would be $43.08 versus $40.00 for the non-yielding underlying share (attractive yield). Finally, it is important to note that this strategy will not be pursued if it is not economically more attractive than underlying shares.

         When-Issued and Delayed-Delivery Transactions

Each Underlying Fund may purchase securities in which it may invest on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. In either case, payment and delivery for the securities take place at a future date. The securities so purchased or sold by a Portfolio are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. When purchasing securities on a when-issued or delayed-delivery basis, a Portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations. No interest accrues to a Portfolio until delivery and payment are completed. When a Portfolio makes a commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of the securities in determining its NAV per share. When a Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in further gains or losses with respect to the security. When a Portfolio makes a commitment to sell securities on a delayed basis, it will record the transaction and thereafter value the securities at the sales price in determining its NAV per share. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Portfolios could miss a favorable price or yield opportunity, or could suffer a loss.

Ordinarily, a Portfolio purchases securities on a when-issued or delayed-delivery basis with the intention of actually taking delivery of the securities. However, before the securities are delivered and before it has paid for them (the settlement date), a Portfolio may sell the securities if WRIMCO or the Portfolio's subadvisor, as applicable, decided it was advisable to do so for investment reasons. A Portfolio will hold aside or segregate cash or other securities, other than those purchased on a when-issued or delayed-delivery basis, at least equal in value to the amount it will have to pay on the settlement date; these other securities may, however, be sold at or before the settlement date to pay the purchase price of the when-issued or delayed-delivery securities.

         Zero Coupon Securities

Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or do not specify a future date when the securities begin to pay current interest; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater price fluctuations in response to changing interest rates than prices of comparable debt obligations that make current distributions of interest in cash.

A Portfolio may invest in zero coupon securities that are stripped U.S. Treasury notes and bonds, zero coupon bonds of corporate issuers and other securities that are issued with original issue discount (OID). The Federal tax law requires that a holder of a security with OID accrue and include in gross income a ratable portion of the OID on the security each year, even though the holder may receive no interest payment on the security during the year. Accordingly, although a Portfolio generally will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have current income attributable to those securities and that will be includable in the dividends it pays to its shareholders. See Taxation of the Portfolios. Those dividends will be paid from a Portfolio's cash assets or by liquidation of portfolio securities, if necessary, at a time when a Portfolio otherwise might not have done so.

A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury security and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. government, a government agency, or a corporation in zero coupon form.

         Money Market Portfolio

Money Market Portfolio may only invest in the money market obligations and instruments listed below. In addition, as a money market fund, and in order for the fund to use the amortized cost method of valuing its portfolio securities, Money Market Portfolio must comply with Rule 2a-7. Under Rule 2a-7, investments are limited to those that are U.S. dollar denominated and that are rated in one of the two highest rating categories by the requisite nationally recognized statistical rating organization (NRSRO) or are comparable unrated securities. See Appendix A to this SAI for a description of some of these ratings. In addition, Rule 2a-7 limits investments in securities of any one issuer (except U.S. government securities) to no more than 5% of the fund's total assets. Investments in securities rated in the second highest rating category by the requisite NRSRO or comparable unrated securities are limited to no more than 5% of the fund's total assets, with investment in such securities of any one issuer being limited to the greater of 1% of the fund's total assets or $1,000,000. In accordance with Rule 2a-7, Money Market Portfolio may invest in securities with a remaining maturity of not more than 397 calendar days. See discussion below under Determination of Offering Price.

(1) Commercial Paper Obligations Including Variable Rate Master Demand Notes: Commercial paper rated A-1 or A-2 by S&P, or Prime-1 or Prime-2 by Moody's or, if not rated, of comparable quality and issued by a corporation in whose debt obligations Money Market Portfolio may invest (see 4 below). S&P and Moody's are among the NRSRO's under Rule 2a-7. A variable rate master demand note represents a purchasing/selling arrangement of short-term promissory notes under a letter agreement between a commercial paper issuer and an institutional lender.

(2) Corporate Debt Obligations: Corporate debt obligations if they are rated at least A by S&P or Moody's.

(3) U.S. Government Securities: See the section above entitled U.S. Government Securities.

(4) Bank Obligations and Instruments Secured Thereby: Subject to the limitations described above, time deposits, certificates of deposit, bankers' acceptances and other bank obligations if they are obligations of a bank subject to regulation by the U.S. government (including obligations issued by foreign branches of these banks) or obligations issued by a foreign bank having total assets equal to at least U.S. $500,000,000, and instruments secured by any such obligation. A bank includes commercial banks and savings and loan associations. Time deposits are monies kept on deposit with U.S. banks or other U.S. financial institutions for a stated period of time at a fixed rate of interest. At present, bank time deposits are not considered by Money Market Portfolio's board of directors or WRIMCO to be readily marketable. There may be penalties for the early withdrawal of such time deposits, in which case, the yield of these investments will be reduced.

(5) Canadian Government Obligations: Obligations of, or obligations guaranteed by, the government of Canada, a Province of Canada or any agency, instrumentality or political subdivision of that government or any Province. Money Market Portfolio will not invest in Canadian government obligations if more than 10% of the value of its total assets would then be so invested, subject to the diversification requirements of Rule 2a-7. Money Market Portfolio may not invest in Canadian government obligations if they are denominated in Canadian dollars.

(6) Certain Other Obligations: Obligations other than those listed in (1) through (5) (such as municipal obligations) only if any such other obligation is guaranteed as to principal and interest by either a bank in whose obligations the fund may invest (see 2 above) or a corporation in whose commercial paper Money Market Portfolio may invest (see 3 above) and otherwise permissible under Rule 2a-7.

The value of the obligations and instruments in which Money Market Portfolio invests will fluctuate depending in large part on changes in prevailing interest rates. If these rates go up after the fund buys an obligation or instrument, its value may go down; if these rates go down, its value may go up. Changes in interest rates will be more quickly reflected in the yield of a portfolio of short-term obligations than in the yield of a portfolio of long-term obligations.

Portfolio Turnover

A Portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market value of such securities during the year, excluding certain short-term securities. A Portfolio's turnover rate may vary greatly from year to year as well as within a particular year.

Disclosure of Portfolio Holdings

The Portfolios and Underlying Funds have adopted policies and procedures intended to prevent unauthorized disclosure of portfolio holdings information (Policy). The Policy permits disclosure of non-public portfolio holdings to selected parties only when a Portfolio or Underlying Fund has legitimate business purposes for doing so and the recipients are subject to a duty of confidentiality, including a duty to not trade on the non-public information.

         Publicly Available Portfolio Holdings

A Portfolio's or Underlying Fund's portfolio holdings are publicly available: (1) at the time such information is filed with the SEC in a publicly available filing; or (2) the day next following the day such information is posted on the Waddell & Reed website. This information may be the Portfolio's or Underlying Fund's complete portfolio holdings disclosed in the Portfolio's or Underlying Fund's semi-annual or annual reports and filed with the SEC on Form N-CSR or in the Portfolio's or Underlying Fund's first and third quarter reports and filed with the SEC on Form N-Q. This information may also be a partial listing, such as the Portfolio's top ten portfolio holdings posted on the Waddell & Reed website (approximately 30 days after quarter-end).

         Non-Public Portfolio Holdings

The Policy allows the disclosure of a Portfolio's non-public portfolio holdings for the Portfolio's or Underlying Fund's legitimate business purposes, subject to certain conditions, to: (1) certain service providers; (2) rating and ranking organizations; and (3) certain other recipients.

A service provider or other third party that receives information about the Portfolio's or Underlying Fund's non-public portfolio holdings where necessary to enable the provider to perform its contractual services for the Portfolio or Underlying Fund (e.g., a person that performs account maintenance and record keeping services) may receive non-public portfolio holdings on the condition that the non-public portfolio holdings will be used solely for the purpose of servicing the Portfolio or Underlying Fund and subject to an agreement requiring confidentiality.

A Portfolio's or Underlying Fund's partial or complete portfolio holdings may be disclosed as frequently as monthly, to certain other persons (recipients), including broker/dealers, current and prospective shareholders of the Portfolio or Underlying Fund and current and prospective clients of WRIMCO (or its affiliate), provided that:

  The recipient requests such information from WRIMCO (or its affiliate);

  The individual receiving the request, in conjunction with the Portfolio's or Underlying Fund's Chief Compliance Officer (CCO), determines that the Portfolio or Underlying Fund has a legitimate business purpose for disclosing non-public portfolio holdings information to the recipient;

  The individual receiving the request obtains prior approval from the Legal Department;

  The recipient signs a confidentiality agreement that provides that the non-public portfolio holdings: (a) will be kept confidential; (b) may not be used to trade in any such portfolio holding that has not been made publicly available nor to purchase or redeem shares of the Portfolio or any fund managed by WRIMCO or its affiliate holding such security; and (c) may not be disseminated or used for any purpose other than the purpose referenced in the confidentiality agreement; and

  No compensation is received by the Portfolio or Underlying Fund, WRIMCO or any other party in connection with the disclosure of information about portfolio securities.

The Policy provides that attribution reports containing only sector and/or industry breakdown for the Portfolio or Underlying Fund can be released without a confidentiality agreement and without regard to any time constraints.

In determining whether there is a legitimate business purpose for making disclosure of a Portfolio's or Underlying Fund's non-public portfolio holdings information, the Portfolio's or Underlying Fund's CCO will typically consider whether the disclosure is in the best interests of the Portfolio's or Underlying Fund'sshareholders and whether any conflict of interest exists between the shareholders and the Portfolio or Waddell & Reed or its affiliates. As part of the annual review of the Fund's compliance policies and procedures, the Portfolio's or Underlying Fund's CCO will report to the Board of Directors regarding the operation and effectiveness of the Policy, including as to any changes to the Policy that have been made or recommendations for future changes to the Policy.

The following is a list of those entities with which there is currently an ongoing arrangement to make available non-public information about the Portfolios' or Underlying Fund's portfolio securities holdings.

Custodian, Auditors and Service Providers
UMB Bank, n.a.
Citigroup Global Transaction Services
Deloitte & Touche LLP
Waddell & Reed Investment Management Company
Waddell & Reed Services Company
Waddell & Reed, Inc.
Kirkpatrick & Lockhart Preston Gates Ellis LLP
Financial Times Interactive Data

Pursuant to a custodian contract, the Fund has selected UMB Bank, n.a. as custodian for each Portfolio's securities and cash. As custodian, UMB Bank, n.a. maintains all records relating to a Portfolio's activities and supplies the Portfolio with a daily tabulation of the securities it owns and that are held by the custodian, Citibank, N.A. A Portfolio's subcustodian serves a similar function for foreign securities.

Rating, Ranking and Research entities
Bloomberg
Lipper
Morningstar
Standard & Poor's
Thompson Financial
Vickers
Wiesenberger
Ibbotson
Vestek

Each Portfolio and Underlying Fund may send its complete portfolio holdings information to one or more of the rating, ranking and /or research agencies listed above for the purpose of having such agency develop a rating, ranking or specific research product for the Portfolio or Underlying Fund.

Brokerage and Brokerage-related information entities
A.G. Edwards & Sons, Inc.
ABN Amro, Inc.
Advest, Inc.
American Technology Research
Bank of America Securities, LLC
Bank of New York
Bank of Oklahoma
Barrington Research
BB & T Capital Markets
Bear Stearns & Co.
Belle Haven Investments, L.P.
Bergen Capital, Inc.
Bloomberg Tradebook, LLC
BMO Capital Markets
BNY Capital Markets
BOSC, Inc.
Canaccord Adams
Cantor Fitzgerald and Co.
Caris and Company
CIBC World Markets Corp.
Citigroup Global Markets, Inc.
Commerce Bank
Corby Capital
Cowen & Company
Crews & Associates, Inc.
CRT Capital Group, LLC
Credit Suisse First Boston, LLC
Credit Suisse Securities, LLC
D.A. Davidson
Deutsche Bank, AG
Empirical Research Partners
Fidelity Capital Markets
Fifth Third Securities, Inc.
First Albany Capital, Inc.
First Analysis Securities Corp.
Friedman, Billings, Ramsey & Co.
FTN Financial Capital Markets
George K. Baum & Company
Griffin, Kubik, Stephens & Thompson, Inc.
GMS Group, LLC
Goldman Sachs & Co.
Hanifen, Imhoff, Inc.
Hibernia Southcoast Capital, Inc.
Howard Weil, Inc.
Indie Research, LLC
International Strategy & Investment Group
Jefferies Group, Inc.
JMP Securities
JP Morgan Securities, Inc.
Kaufman Brothers
Keefe, Bryette & Woods, Inc.
KeyBanc Capital Markets
Kirkpatrick, Pettis, Smith, Polian, Inc.
Leerink Swann & Co
Legg Mason Wood Walker, Inc.
Lehman Brothers, Inc.
Longbow Research
Merrill Lynch Pierce Fenner & Smith
Mesirow Financial, Inc.
Morgan Keegan & Co., Inc.
Morgan Stanley & Co., Inc.
M.R. Beal and Co.
Northland Securities
Off The Record Research
Pacific Crest
Piper Jaffray & Co.
Prudential Securities
Raymond James & Associates, Inc.
RBC Capital Markets
RBC Dain Rauscher, Inc.
Robert W. Baird & Co., Inc.
Roth Capital Partners
RW Presspitch & Co., Inc.
Sandler O'Neill
Sanford C. Bernstein
Sidoti & Company, LLC
Southwest Securities, Inc.
Stanford Washington Research Group
Stifel, Nicolaus & Co.
Think Equity Partners
Thomas Weisel Partners
UBS Investment Bank
United Capital Markets
W.H. Mell Associates, Inc.
Wachovia Securities, LLC
Wedbush Morgan Securities
William Blair & Co.
(B.C.) Ziegler & Company

Each Portfolio or Underlying Fund may send its complete portfolio holdings information to one or more of the brokerage and/or research firms listed above for the purpose of having such entity provide specific research and security-related information to the Portfolio or Underlying Fund. No compensation is received by the Portfolio or Underlying Fund, WRIMCO or its affiliates and portfolio holdings information will only be provided for legitimate business purposes.

The Portfolios or Underlying Funds may, in the future, modify or terminate any or all of these arrangements and/or enter into additional arrangements of this nature.

MANAGEMENT OF THE FUND

Directors and Officers

The Fund is governed by the Board of Directors (Board). A majority of the Board members are not "interested persons" as defined in Section 2(a)(19) of the 1940 Act and therefore qualify as Disinterested Directors. Waddell & Reed Fund Complex (Fund Complex) is comprised of the Advisors Fund Complex and the Ivy Family of Funds. The Fund is part of the Advisors Fund Complex, which is comprised of each of the funds in the Waddell & Reed Advisors Funds (21 portfolios), Waddell & Reed InvestEd Portfolios, Inc. (3 portfolios) and W&R Target Funds, Inc. (25 portfolios). The Ivy Family of Funds is comprised of each of the funds in Ivy Funds, Inc. (formerly, W&R Funds, Inc.) (12 portfolios) and Ivy Funds, a Massachusetts business trust (16 portfolios).

Following is a list of the members of the Board of Directors (Board) and the principal officers of the Fund. The Board oversees the operations of the Fund, and is responsible for the overall management and supervision of the affairs of the Fund in accordance with the laws of the State of Maryland. Each of the Directors also serves as a director of each of the funds in the Advisors Fund Complex. Jarold W. Boettcher, Joseph Harroz, Jr., Eleanor B. Schwartz and Henry J. Herrmann also serve as directors or trustees of each of the funds in the Ivy Family of Funds.

David P. Gardner serves as Independent Chair of the Fund's Board and of the board of directors of the other funds in the Advisors Fund Complex.

Subject to the Director Emeritus and Retirement Policy, a Director serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The Board appoints officers and delegates to them the management of the day-to-day operations of the Fund, based on policies reviewed and approved by the Board, with general oversight by the Board.

         Disinterested Directors

The following table provides information regarding each Director who is not an "interested person" as defined in the 1940 Act.

NAME, ADDRESS AND AGE	POSITION HELD WITH THE FUND	DIRECTOR SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD BY DIRECTOR
Jarold W. Boettcher 6300 Lamar Avenue Overland Park, KS 66202 Age: 67	Director	Fund: 2007 Fund Complex: 2007	President of Boettcher Enterprises, Inc. (agriculture products and services) (1979 to present), Boettcher Supply, Inc. (electrical and plumbing supplies distributor) (1979 to present), Boettcher Aerial, Inc. (Aerial Ag Applicator) (1983 to present); Member of Kansas Board of Regents	77	Director of Guaranty State Bank & Trust Co.; Director of Guaranty, Inc.; Trustee, Kansas Public Employees Retirement System; Director, Ivy Funds, Inc.; Trustee, Ivy Funds (28 portfolios overseen)
James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 Age: 60	Director	Fund: 1997 Fund Complex: 1997	Professor of Law, Washburn Law School (1973 to present); Formerly, Dean, Washburn Law School (until 2001)	49	Director, Kansas Legal Services for Prisoners, Inc.
John A. Dillingham 6300 Lamar Avenue Overland Park, KS 66202 Age: 68	Director	Fund: 1997 Fund Complex: 1997	President and Director, JoDill Corp. (1980 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises	49	Advisory Director, UMB Northland Board (Financial Services); President, Liberty Memorial Association (WW1 National Museum); Director, Northland Betterment Commission
David P. Gardner 6300 Lamar Avenue Overland Park, KS 66202 Age: 74	Director Independent Chair	Fund: 1998 Fund Complex: 1998 Fund and Complex: 2006	Senior Advisor to the President, J. Paul Getty Trust (1992 to 2006); Professor, University of Utah (until 2005)	49	None
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 40	Director	Fund: 1998 Fund Complex: 1998	Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to present); Adjunct Professor, University of Oklahoma Law School (1997 to present); Managing Member, Harroz Investments, LLC, commercial enterprise investments (1998 to present); LSQ Manager, Inc. (2007 to present)	77

Director and Shareholder, Valliance Bank; Director, Melbourne Family Support Organization; Director, Norman Economic Development Coalition; Chairman and Director, Ivy Funds, Inc.; Chairman and Trustee, Ivy Funds (28 portfolios overseen)

John F. Hayes 6300 Lamar Avenue Overland Park, KS 66202 Age: 87	Director	Fund: 1988 Fund Complex: 1988	Shareholder, Gilliland & Hayes, P.A., a law firm for the past five years; formerly, Chairman, Gilliland & Hayes (until 2003)	49	Director, Central Bank & Trust; Director, Central Financial Corporation (banking)
Glendon E. Johnson, Sr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 83	Director	Fund: 1986 Fund Complex: 1971	Chairman and Chief Executive Officer (CEO), Castle Valley Ranches, LLC for the past five years	49	Chairman and CEO, Wellness Council of America; Member, Advisory Council of the Boy Scouts of America
Frank J. Ross, Jr. Polsinelli Shalton Flanigan Suelthaus, PC 700 West 47th Street Suite 1000 Kansas City, MO 64112 Age: 54	Director	Fund: 1996 Fund Complex: 1996	Shareholder/Director, Polsinelli Shalton Flanigan Suelthaus, L.P., a law firm (1980 to present)	49	Director, Columbian Bank & Trust
Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 Age: 70	Director	Fund: 1995 Fund Complex: 1995	Professor Emeritus, University of Missouri at Kansas City (2003 to present); formerly, Professor of Business Administration, University of Missouri at Kansas City (1980 to 2003)	77	Director, Ivy Funds, Inc.; Trustee, Ivy Funds (28 portfolios overseen)

*The law firm of Polsinelli Shalton Flanigan Suelthaus PC ("Polsinelli") provides legal services to affiliates of BlackRock Capital Management, Inc. BlackRock Capital Management, Inc. ("BlackRock") is the investment subadvisor to Small Cap Value Portfolio, a series of the Fund. Mr. Ross has advised the Corporation that he has not personally provided legal services to affiliates of BlackRock and that he has received no material benefit in connection with Polsinelli's legal services provided to affiliates of BlackRock. Polsinelli does not provide legal services to BlackRock

         Interested Directors

The following Directors are "interested" by virtue of their current or former engagements as an officer of Waddell & Reed Financial, Inc. (WDR) or its wholly owned subsidiaries, including the Fund's investment manager, WRIMCO, the Fund's principal underwriter, Waddell & Reed, and the Fund's transfer agent and accounting services agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership of shares of WDR.

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE FUND	DIRECTOR/OFFICER SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD
Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 Age: 64	President Director	Fund: 2001 Fund Complex: 2001 Fund: 1998 Fund Complex: 1998	CEO of WDR (2005 to present); President, CEO and Chairman of WRIMCO (1993 to present); President, CEO and Chairman of Ivy Investment Management Company (IICO), an affiliate of WDR (2002 to present); formerly, President and Chief Investment Officer (CIO) of WDR, WRIMCO and IICO (until 2005); President and Director/Trustee of each of the funds in the Fund Complex	77

Director of WDR, WRSCO and Waddell & Reed; Director, Ivy Funds, Inc.; Trustee, Ivy Funds; (28 portfolios overseen) Director, Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO; Director, Ivy Services Inc. (ISI), an affiliate of IICO

Michael L. Avery 6300 Lamar Avenue Overland Park, KS 66202 Age: 54	Director	Fund: 2007 Fund Complex: 2007	CIO of WDR, WRIMCO and IICO (2005 to present); Senior Vice President of WDR; Executive Vice President of WRIMCO and IICO; portfolio manager for investment companies managed by WRIMCO and IICO (1994 to present); Director of Research for WRIMCO and IICO (1987 to 2005)	49	Director of WDR, WRIMCO and IICO

         Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the Fund's principal officers are:

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE FUND	OFFICER OF FUND SINCE	OFFICER OF FUND COMPLEX SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Joseph W. Kauten 6300 Lamar Avenue Overland Park KS 66202 Age: 38	Vice President Treasurer Principal Accounting Officer Principal Financial Officer	2006 2006 2006 2007	2006 2006 2006 2007

Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President, Treasurer and Principal Accounting Officer of each of the funds in the Fund Complex (2006 to present); Assistant Treasurer of each of the funds in the Fund Complex (2003 to 2006); Senior Manager, Deloitte & Touche LLP (2001 to 2003).

Mara D. Herrington 6300 Lamar Avenue Overland Park KS 66202 Age: 43	Vice President Secretary	2006 2006	2006 2006

Vice President and Secretary of each of the funds in the Fund Complex (2006 to present); Vice President of WRIMCO and IICO (2006 to present); formerly, Vice President and Associate General Counsel, Deutsche Investment Management Americas, Inc. (1994 to 2005).

Kristen A. Richards 6300 Lamar Avenue Overland Park KS 66202 Age: 39	Vice President Assistant Secretary Associate General Counsel	2000 2006 2000	2000 2006 2000

Senior Vice President of WRIMCO and IICO (2007 to present); Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present) and IICO (2002 to present); Vice President and Associate General Counsel of each of the funds in the Fund Complex (2000 to present); Assistant Secretary of each of the funds in the Fund Complex (2006 to present); formerly, Vice President of WRIMCO (2000 to 2007) and IICO (2002 to 2007); formerly, Secretary of each of the funds in the Fund Complex (2000 to 2006)

Daniel C. Schulte 6300 Lamar Avenue Overland Park KS 66202 Age: 41	Vice President General Counsel Assistant Secretary	2000 2000 2000	2000 2000 2000

Senior Vice President and General Counsel of WDR, Waddell & Reed, WRIMCO and WRSCO (2000 to present); Senior Vice President and General Counsel of IICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the funds in the Fund Complex (2000 to present)

Scott J. Schneider 6300 Lamar Avenue Overland Park KS 66202 Age: 39	Vice President Chief Compliance Officer	2006 2004	2006 2004

Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the Funds in the Fund Complex; formerly, Senior Attorney and Compliance Officer for each of the Funds in the Fund Complex (2000 to 2004)

Committees of the Board of Directors

The Board has established the following standing committees: Audit Committee, Executive Committee and Nominating Committee. In addition, the Board has established a Special Compliance & Governance Committee and a Special Dilution & Distribution Committee. The respective duties and current memberships of the standing committees are:

Audit Committee. The Audit Committee meets with the Portfolios' independent registered public accounting firm, internal auditors and corporate officers to discuss the scope and results of the annual audit of the Portfolios, to review financial statements, reports, compliance matters, and to discuss such other matters as the Committee deems appropriate or desirable. The Audit Committee acts as a liaison between the Portfolios' independent registered public accounting firm and the Board. James M. Concannon (Chair), Jarold W. Boettcher (as of August 2007), Joseph Harroz, Jr., John F. Hayes, Glendon E. Johnson and Eleanor B. Schwartz are the members of the Audit Committee. During the fiscal year ended December 31, 2006, the Audit Committee met four times.

Executive Committee. When the Board is not in session, the Executive Committee has and may exercise any or all of the powers of the Board in the management of the business and affairs of the Portfolios except the power to increase or decrease the size of, or fill vacancies on, the Board, and except as otherwise provided by law. Henry J. Herrmann (Chair), John A. Dillingham and Frank J. Ross, Jr. are the members of the Executive Committee. During the fiscal year ended December 31, 2006, the Executive Committee did not meet.

Nominating Committee. Among its responsibilities, the Nominating Committee evaluates, selects and recommends to the Board candidates for disinterested directors. The Nominating Committee will consider nominees recommended by shareholders of the Fund. Shareholders should direct the names of candidates they wish to be considered to the attention of the Fund's Nominating Committee, in care of the Fund's Secretary, at the address of the Fund listed on the front page of this SAI. Such nominees will be considered with any other director nominees. Glendon E. Johnson (Chair), James M. Concannon, John A. Dillingham and Eleanor B. Schwartz are the members of the Nominating Committee. During the fiscal year ended December 31, 2006, the Nominating Committee met two times.

The Board has authorized the creation of a Management Valuation Committee comprised of such persons as may be designated from time to time by WRSCO and includes Henry J. Herrmann. This committee is responsible in the first instance for fair valuation and reports all valuations to the Board on a quarterly (or an as-needed) basis for its review and approval.

The Independent Chair of the Board, Mr. Gardner, is an ex officio member of each committee of the Board.

Ownership of Fund Shares
(as of December 31, 2006)

The following table provides information regarding shares of the Portfolios of the Fund beneficially owned by each Director as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended, (1934 Act) as well as the aggregate dollar range of shares owned, by each Director, of funds within the Advisors Fund Complex. The Portfolios' shares are available for purchase only by Participating Insurance Companies and are indirectly owned by investors in the Policies for which the Portfolios serve as the underlying investment vehicle. A Director who is not an affiliated person of the Fund may elect to defer a portion of his or her annual compensation, which amount is deemed invested in shares of funds within the Advisors Fund Complex. The amounts listed below as "shares owned" are "beneficially owned" shares, which include both shares indirectly owned and shares deemed invested by a Director.

DISINTERESTED DIRECTORS

Director	Dollar Range of shares Owned in any of the Portfolios	Aggregate Dollar Range of Fund Shares Owned in All Funds within the Advisors Fund Complex
James M. Concannon	$0	over $100,000
John A. Dillingham	$1 to $10,000 (1)	over $100,000
David P. Gardner	$0	over $100,000
Linda K. Graves	$0	over $100,000
Joseph Harroz, Jr.	$0	over $100,000
John F. Hayes	$0	over $100,000
Glendon E. Johnson	$0	over $100,000
Frank J. Ross, Jr.	$10,001 to $50,000 (3)	over $100,000
Eleanor B. Schwartz	$0	$10,001 to $50,000

INTERESTED DIRECTORS

Director	Dollar Range of shares Owned in any of the Portfolios	Aggregate Dollar Range of Fund Shares Owned in All Funds within the Advisors Fund Complex
Henry J. Herrmann	$0	over $100,000
Michael L. Avery	$0	over $100,000

(1) represents deemed ownership in International Growth Portfolio

(2) represents deemed ownership of International Value Portfolio

         Compensation

The fees paid to the Directors are divided among the funds in the Advisors Fund Complex based on each fund's net assets. During the fiscal year ended December 31, 2006, the Directors received the following fees for service as a director:

COMPENSATION TABLE

Aggregate	Total Compensation
Compensation	from Fund and
From Fund	Advisors Fund Complex[1]

Disinterested Directors:

James M. Concannon	$20,969	$95,750
John A. Dillingham	21,302	97,250
David P. Gardner	30,278	138,250
Linda K. Graves	20,421	93,250
Joseph Harroz, Jr.	20,969	95,750
John F. Hayes	21,302	97,250
Glendon E. Johnson	20,969	95,750
Frank J. Ross, Jr.	21,302	97,250
Eleanor B. Schwartz	21,302	97,250

Interested Directors:

Henry J. Herrmann	0	0
Michael L. Avery	0	0

1No pension or retirement benefits have been accrued as a part of Fund expenses.

Mr. Gardner receives an additional annual fee of $45,000 for his services as Independent Chair of the Board and of the board of directors of each other fund in the Advisors Fund Complex.

The Fund's officers are paid by WRIMCO and its affiliates.

The Board has created an honorary position of Director Emeritus, whereby an incumbent Director who has attained the age of 70 may, or if elected on or after May 31, 1993 and has attained the age of 75 must, resign his or her position as Director and, unless he or she elects otherwise, will serve as Director Emeritus provided the Director has served as a Director of the Fund for at least five years which need not have been consecutive.

A Director Emeritus receives an annual fee in an amount equal to the annual retainer he or she was receiving at the time he or she resigned as a Director. For a Director initially elected to a Board of Directors before May 31, 1993, such annual fee is payable for the remainder of his or her lifetime. A Director initially elected to a Board of Directors on or after May 31, 1993, receives such annual fee only for a period of three years commencing upon the date the Director began his or her service as Director Emeritus, or in an equivalent lump sum. A Director Emeritus receives fees in recognition of his or her past services whether or not services are rendered in his or her capacity as Director Emeritus, but he or she has no authority or responsibility with respect to the management of the Portfolios. Messrs. Henry L. Bellmon, Jay B. Dillingham, William T. Morgan, Ronald K. Richey and Paul S. Wise retired as Directors of the Fund and of each of the funds in the Advisors Fund Complex and Ivy Funds, Inc. that were in existence at the time of their retirement, and each serves as Director Emeritus. Each of the current Directors Emeritus was initially elected to a Board of Directors before May 31, 1993, and each therefore receives, for the remainder of his or her lifetime, an amount equal to the annual retainer he was receiving at the time he resigned as a Director.

The fees paid to each Director Emeritus are allocated among the funds that were in existence at the time the Director elected Emeritus status, based on each fund's net assets at that time. The following table shows the fees paid to each Director Emeritus, and the portion of that fee paid by the Fund, for the fiscal year ended December 31, 2006.

		Total
		Compensation
	Compensation	paid to
Director Emeritus	from Fund	Director Emeritus
Henry Bellmon	$4,352	$48,000
Jay B. Dillingham	3,676	44,000
William T. Morgan	8,469	65,500
Ronald K. Richey	4,620	48,000
Paul S. Wise	4,620	48,000

Effective March 31, 2007, Frederick Vogel III retired from the Board and from the board of directors of each of the other funds in the Advisors Fund Complex and currently serves as Director Emeritus. No Director Emeritus fees were paid to Mr. Vogel for the fiscal year ended December 31, 2006. For his service as a Director, Mr. Vogel received for the fiscal year ended December 31, 2006, total compensation of $99,750 from the Fund and the other funds in the Advisors Fund Complex, of which the aggregate compensation from the Fund was $21,850. Upon his retirement from the Board, Mr. Vogel received previously deferred annual compensation in the total amount of $55,978.53 from the Fund and the other funds in the Advisors Fund Complex.

Code of Ethics

The Fund, WRIMCO and Waddell & Reed have adopted a Code of Ethics under Rule 17j-1 under the 1940 Act that permits their respective directors, officers and employees to invest in securities, including securities that may be purchased or held by a Portfolio. The Code of Ethics subjects covered personnel to certain restrictions that include prohibited activities, pre-clearance requirements and reporting obligations.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of October 15, 2007, all of the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

The Management Agreements of the Portfolios and Underlying Funds

The Fund has an Investment Management Agreement with WRIMCO, with respect to Asset Strategy Portfolio, Balanced Portfolio, Bond Portfolio, Core Equity Portfolio, Dividend Income Portfolio, Energy Portfolio, Growth Portfolio, High Income Portfolio, International Growth Portfolio, Limited-Term Bond Portfolio, Mid Cap Growth Portfolio, Money Market Portfolio, Science and Technology Portfolio, Small Cap Growth Portfolio and Value Portfolio, a separate Investment Management Agreement with respect to International Value Portfolio, Micro Cap Growth Portfolio and Small Cap Value Portfolio, and a separate Investment Management Agreement with respect to Global Natural Resources Portfolio, Mortgage Securities Portfolio and Real Estate Securities Portfolio (collectively, the Management Agreements). Under the Management Agreements, WRIMCO is employed to supervise the investments of the Portfolios and provide investment advice to the Portfolios. The Management Agreements obligate WRIMCO to make investments for the accounts of the Portfolios in accordance with its best judgment and within the investment objectives and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Code relating to RICs, subject to policy decisions adopted by the Board. WRIMCO also determines the securities to be purchased or sold by each Portfolio and places the orders (except to the extent those services are provided by the Portfolio's investment subadvisor). The Management Agreements with respect to International Value Portfolio, Micro Cap Growth Portfolio and Small Cap Value Portfolio and with respect to Global Natural Resources Portfolio, Mortgage Securities Portfolio and Real Estate Securities Portfolio also authorize WRIMCO to appoint one or more qualified investment subadvisors to provide these Portfolios with certain services required by the Management Agreement.

WRIMCO is a wholly owned subsidiary of Waddell & Reed. Waddell & Reed is a wholly owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company which is a wholly owned subsidiary of WDR, a publicly held company. The address of these companies is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

WRIMCO and/or its predecessor have served as investment manager to each of the registered investment companies in the Advisors Fund Complex since each company's inception. WRIMCO had also served as investment manager for the funds in Ivy Funds, Inc. until June 30, 2003. Effective June 30, 2003, WRIMCO assigned its Investment Management Agreement with Ivy Funds, Inc. to Ivy Investment Management Company (IICO) (until March 7, 2005, known as Waddell & Reed Ivy Investment Company), an affiliate of WRIMCO. Waddell & Reed serves as principal underwriter and distributor for each of the investment companies in the Waddell & Reed Advisors Funds and Waddell & Reed InvestEd Portfolios, Inc., and acts as distributor for Policies for which the Fund is the underlying investment vehicle. Waddell & Reed had also served as the principal underwriter and distributor for Ivy Funds, Inc. until June 16, 2003. Effective June 16, 2003, Waddell & Reed assigned the Principal Underwriting Agreement with Ivy Funds, Inc. to Ivy Funds Distributor, Inc., an affiliate of Waddell & Reed.

The Management Agreements were renewed by the Board of Directors, including a majority of the Disinterested Directors, at the meeting held August 15, 2007, and each will continue in effect for the period from October 1, 2007, through September 30, 2008, unless sooner terminated. Each Management Agreement provides that it may be renewed year to year as to each affected Portfolio. The Management Agreement provides that it may be renewed year to year as to each Portfolio, provided that any such renewal has been specifically approved, at least annually, by (i) the Board of Directors, or by a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio, and (ii) the vote of a majority of the Directors who are not deemed to be "interested persons" (as defined in the 1940 Act) of the Fund or WRIMCO (the Disinterested Directors). The Management Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice by the Fund to WRIMCO and 120 days' written notice by WRIMCO to the Fund, and that the Management Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

UNDERLYING FUND INFORMATION

Subadvisory Agreements

Advantus Capital Management, Inc. (Advantus Capital), an SEC-registered investment advisor located at 400 Robert Street North, St. Paul, Minnesota 55101, has been retained under an investment subadvisory agreement to provide investment advice for and, in general, conduct the investment management program of Mortgage Securities Portfolio and Real Estate Securities Portfolio, subject to the general control of the Board of Directors of the Fund. Since its inception in 1985, Advantus Capital and its predecessor provided investment advisory services for mutual funds and have managed investment portfolios for various private accounts, including its affiliate, Minnesota Life Insurance Company (Minnesota Life). Both Advantus Capital and Minnesota Life are wholly-owned subsidiaries of Securian Financial Group, Inc., which is a second-tier subsidiary of Minnesota Mutual Companies, Inc., a mutual insurance holding company. Personnel of Advantus Capital also manage Minnesota Life's investment portfolios. Advantus Capital had approximately $16.1 billion in assets under management as of December 31, 2006.

Advantus Capital acts as investment subadvisor to Mortgage Securities Portfolio and Real Estate Securities Portfolio under an Investment Subadvisory Agreement (the Advantus Capital Agreement) with WRIMCO, which was renewed by the Board of Directors, including a majority of the Disinterested Directors, at a meeting held August 15, 2007 and executed with Advantus Capital. The Advantus Capital Agreement will continue in effect through September 30, 2008, unless sooner terminated.

The Advantus Capital Agreement will terminate automatically in the event of its assignment or upon the termination of the Management Agreement. In addition, the Advantus Capital Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund or by WRIMCO on 60 days' written notice to Advantus Capital, or by Advantus Capital on 60 days' written notice to WRIMCO. Unless sooner terminated, the Advantus Capital Agreement shall continue in effect from year to year if approved at least annually by the Board of Directors of the Fund, provided that such continuance is also approved by the vote of a majority of the Directors who are not interested persons of any party to the Advantus Capital Agreement, cast in person at a meeting called for the purpose of voting on such approval.

For its services, Advantus Capital receives fees from WRIMCO, such fees accrued daily and payable in arrears on the last day of each calendar month, pursuant to the following schedule:

Fund Name	Annual Fee Payable to Advantus Capital as a
Percentage of the Fund's Average Net Assets
Mortgage Securities Portfolio	0.30%
Real Estate Securities Portfolio	0.55%

BlackRock Capital Management, Inc. (BlackRock), a Delaware corporation with offices at 40 East 52nd Street, New York, NY 10022, has been retained under an investment subadvisory agreement to provide investment advice for and, in general, conduct the investment management program of Small Cap Value Portfolio, subject to the general control of the Board of Directors of the Fund. Together with its affiliates, BlackRock serves as investment adviser to fixed income, equity and liquidity investors in the United States and overseas through fund and institutional accounts with combined total assets as of December 31, 2006, of approximately $1.1 trillion.

BlackRock acts as investment subadvisor to Small Cap Value Portfolio under an Investment Subadvisory Agreement (the BlackRock Agreement) with WRIMCO, which was approved by the Board, including a majority of the Disinterested Directors, at a meeting held August 15, 2007. The BlackRock Agreement will continue in effect through September 30, 2008, unless sooner terminated.

The BlackRock Agreement will terminate automatically in the event of its assignment or upon the termination of the Management Agreement. In addition, the BlackRock Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund or by WRIMCO on 60 days' written notice to BlackRock, or by BlackRock on 60 days' written notice to WRIMCO. Unless sooner terminated, the BlackRock Agreement shall continue in effect from year to year if approved at least annually by the Board of Directors of the Fund, provided that such continuance is also approved by the vote of a majority of the Directors who are not interested persons of any party to the BlackRock Agreement, cast in person at a meeting called for the purpose of voting on such approval.

From the management fee received with respect to Small Cap Value Portfolio, WRIMCO pays to BlackRock a subadvisory fee computed at an annual rate, which is a percentage of the average daily net assets of Small Cap Value Portfolio, as follows: 0.50% of net assets. The subadvisory fee is accrued daily and payable in arrears on the last day of each calendar month.

Templeton Investment Counsel, LLC (Templeton Counsel), a Delaware limited liability company with principal offices at 500 East Broward Boulevard, Fort Lauderdale, Florida 33394, has been retained under an investment subadvisory agreement to provide investment advice for and, in general, conduct the investment management program of International Value Portfolio, subject to the general control of the Board of Directors of the Fund. Templeton Counsel is an indirect, wholly owned subsidiary of Templeton Worldwide, Inc., Fort Lauderdale, Florida, which in turn is a wholly owned subsidiary of Franklin Resources, Inc. Templeton Counsel had approximately $208 billion in assets under management as of December 31, 2006.

Templeton Counsel acts as investment subadvisor to International Value Portfolio under an Investment Subadvisory Agreement (the Templeton Agreement) with WRIMCO, which was renewed by the Board of Directors, including a majority of the Disinterested Directors, at a meeting held August15, 2007. The Templeton Agreement will continue in effect through September 30, 2008, unless sooner terminated.

The Templeton Agreement will terminate automatically in the event of its assignment or upon the termination of the Management Agreement. In addition, the Templeton Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund or by WRIMCO on 60 days' written notice to Templeton Counsel, or by Templeton Counsel on 60 days' written notice to WRIMCO. Unless sooner terminated, the Templeton Agreement shall continue in effect from year to year if approved at least annually by the Board of Directors of the Fund, provided that such continuance is also approved by the vote of a majority of the Directors who are not interested persons of any party to the Templeton Agreement, cast in person at a meeting called for the purpose of voting on such approval.

From the management fee received with respect to International Value Portfolio, WRIMCO pays to Templeton Counsel a subadvisory fee computed at an annual rate, which is a percentage of the average daily net assets of International Value Portfolio, as follows: 0.50% of net assets up to $100 million, 0.35% of net assets over $100 million and up to $200 million, 0.30% of net assets over $200 million and up to $450 million, and 0.25% of net assets over $450 million. The subadvisory fee is accrued daily and payable in arrears on the last day of each calendar month.

Each Management Agreement permits WRIMCO, or an affiliate of WRIMCO, to enter into a separate agreement for transfer agency services (the Transfer Agency Agreement) and a separate agreement for accounting services (the Accounting Services Agreement) with the Fund. Each Management Agreement contains detailed provisions as to the matters to be considered by the Board of Directors prior to approving any Transfer Agency Agreement or Accounting Services Agreement.

         Payments by the Underlying Funds for Management Services

Under the Management Agreements, for WRIMCO's management services, the Underlying Funds pay WRIMCO the fees as described in the Prospectus. The Fund accrues and pays this fee daily. The management fee rates for each of the Underlying Funds are as follows:

The management fees paid to WRIMCO during the past three fiscal years for each of the Underlying Funds then in existence were as follows:

         Periods ended December 31,

	2006	2005	2004
Bond Portfolio	1,075,919	1,127,733	1,174,419
Dividend Income Portfolio	421,075	206,248	35,137
Growth Portfolio	8,261,018	8,373,937	8,597,576
International Growth Portfolio	1,890,003	1,580,890	1,474,854
International Value Portfolio	4,360,700	3,620,974	2,935,178
Mid Cap Growth Portfolio	216,740	35,057	NA
Money Market Portfolio	241,013	204,091	223,887
Mortgage Securities Portfolio	141,278	129,458	49,983
Real Estate Securities Portfolio	391,412	253,493	47,919
Small Cap Growth Portfolio	4,961,263	5,026,233	4,704,270
Small Cap Value Portfolio	1,540,062	1,232,596	897,572
Value Portfolio	2,448,437	2,453,076	2,077,399

Transfer Agency Services

Under the Transfer Agency Agreement entered into between the Underlying Funds and Waddell & Reed Services Company (WRSCO), a subsidiary of Waddell & Reed, WRSCO performs transfer agency functions, including the maintenance of shareholder accounts which are the separate accounts of the Participating Insurance Companies, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, and the furnishing of related information to the Underlying Funds. A new Transfer Agency Agreement, or amendments to the existing one, may be approved by the Board of Directors without shareholder approval.

Accounting Services

Under the Accounting Services Agreement entered into between the Underlying Funds and WRSCO, WRSCO provides the Underlying Funds with bookkeeping and accounting services and assistance including maintenance of the Fund's records, pricing of the Portfolios' shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. A new Accounting Services Agreement, or amendments to the existing one, may be approved by the Fund's Board of Directors without shareholder approval.

Under the Accounting Services Agreement, Underlying Fund pays WRSCO a monthly fee shown in the following table, based on the average daily net assets during the prior month.

         Accounting Services Fee

Average Daily Net Assets for the Month				Monthly Fee
$0	-	$10	million	$0
$10	-	$25	million	$479.00
$25	-	$50	million	$962.50
$50	-	$100	million	$1,479.00
$100	-	$200	million	$2,016.50
$200	-	$350	million	$2,633.50
$350	-	$550	million	$3,437.50
$550	-	$750	million	$4,012.50
$750	-	$1.0	billion	$5,066.50
$1.0 billion and over				$6,187.50

Each Underlying Fund also pays monthly a fee paid at the annual rate of 0.01% or one basis point for the first $1 billion of assets with no fee charges for assets in excess of $1 billion. This fee may be voluntarily waived until Underlying Fund assets are at least $10 million.

Since the Underlying Funds pay a management fee for investment supervision and an accounting services fee for accounting services as discussed above, WRIMCO and WRSCO, respectively, pay all of their own expenses in providing these services. Waddell & Reed and affiliates pay the Fund's Directors and officers who are affiliated with WRIMCO and Waddell & Reed. The Underlying Funds pay the fees and expenses of the Fund's other Directors. The Fund pays all of its other expenses. These include the costs of printing and mailing materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, fees payable under securities laws and to the Investment Company Institute, cost of processing and maintaining shareholder records, cost of systems or services used to price Portfolio securities and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.

Custodial and Auditing Services

The Portfolios' custodian is UMB Bank, n.a., and its address is 928 Grand Boulevard, Kansas City, Missouri. In general, the custodian is responsible for holding the Portfolios' cash and securities.

PORTFOLIO MANAGER

The following tables provide information relating to the portfolio manager of the W&R Target Pathfinder Portfolios as of June 30, 2007:

Michael L. Avery

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	8	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$6,697.8	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or account, such as the following:

  The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. WRIMCO seeks to manage such competing interests for the time and attention of portfolio managers by having a portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.
  The portfolio manager might execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund might outperform the securities selected for the fund. WRIMCO seeks to manage this potential conflict by requiring all portfolio transactions to be allocated pursuant to WRIMCO's Allocation Procedures.

WRIMCO and the Fund have adopted certain compliance procedures, including the Code of Ethics, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

WRIMCO believes that integral to the retention of investment professionals are: a) a competitive base salary, that is commensurate with the individual's level of experience and responsibility; b) an attractive bonus structure linked to investment performance, described below; c) eligibility for a stock incentive plan in shares of WDR that rewards teamwork; and d) paying for the cost of a leased automobile. Awards of equity-based compensation typically vest over time, so as to create an incentive to retain key talent; and e) to the extent a portfolio manager also manages institutional separate accounts, he or she will share in a percentage of the revenues earned, on behalf of such accounts, by WRIMCO.

Portfolio managers can receive significant annual performance-based bonuses. The better the pre-tax performance of the portfolio relative to an appropriate benchmark, the more bonus compensation the manager receives. The primary benchmark is their percentile ranking against the performance of managers of the same investment style at other firms. The secondary benchmark is an index of securities matched to the same investment style. Half of their bonuses is based upon a three-year period, and half is based upon a one year period. For truly exceptional results, bonuses can be multiples of base salary. In cases where portfolio managers have more than one portfolio to manage, all the portfolios are similar in investment style and all are taken into account in determining bonuses. Thirty percent of annual performance-based bonuses is deferred for a three-year period. During that time, the deferred portion of bonuses are invested in mutual funds managed by WRIMCO (or its affiliate), with a minimum of 50% of the deferred bonus required to be invested in a mutual fund managed by the portfolio manager. In addition to the deferred portion of bonuses being invested in mutual funds managed by WRIMCO (or its affiliate), WDR's 401(k) plan offers mutual funds managed by WRIMCO (or its affiliate) as investment options. No bonus compensation is based upon the amount of the mutual fund assets under management.

Ownership of Securities

As of June 30, 2007, the dollar range of shares of funds in the Advisors Fund Complex beneficially owned by the Mr. Avery was: $500,001 to $1,000,000.

A portion of each portfolio manager's compensation is held in a deferred account, and deemed to be invested in funds within the Fund Complex. As of June 30, 2007, the dollar range of shares of funds in the Advisors Fund Complex deemed owned by the portfolio manager was: $100,001 to $500,000.

The Portfolios' shares are available for purchase only by Participating Insurance Companies and are indirectly owned by investors in the Policies for which the Portfolios serve as the underlying investment vehicle.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Each W&R Target Pathfinder Portfolio will purchase and sell the principal portion of its securities, the shares of the Underlying Funds, without commission or other sales charges. To the extent that a Portfolio purchases or sells U.S. government securities or short-term commercial paper, such transactions may be directly with issuers, underwriters, dealers or banks. Purchases from underwriters may include a commission or concession paid by the issuer to the underwriter. Purchases from dealers will include the spread between the bid and the asked prices. Otherwise, transactions in securities other than those for which an exchange is the primary market are generally effected with dealers acting as principals or market makers. The individuals who manage the Portfolios and the Underlying Funds may also manage other advisory accounts. It can be anticipated that the manager will frequently, yet not always, place concurrent orders for all or most accounts for which the manager has responsibility or WRIMCO may otherwise combine orders for a Portfolio and/or its Underlying Funds with those of other Portfolios in the Fund, Waddell & Reed Advisors Funds, and Waddell & Reed InvestEd Portfolios, Inc. or other accounts for which it or an affiliate has investment discretion, including accounts affiliated with WRIMCO. WRIMCO, at its discretion, may aggregate such orders. Under current written procedures, transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account, except where the combined order is not filled completely. WRIMCO will ordinarily allocate a partially filled combined order pro rata based on the included orders placed, subject to certain variances provided for in the written procedures.

In all cases, WRIMCO seeks to implement its allocation procedures to achieve a fair and equitable allocation of securities among its funds and other advisory accounts. Sharing in large transactions could affect the price a Portfolio pays or receives or the amount it buys or sells.

PROXY VOTING POLICY

The Fund has delegated all proxy voting responsibilities to WRIMCO. WRIMCO has established guidelines that reflect what it believes are desirable principles of corporate governance.

Listed below are several reoccurring issues and WRIMCO's corresponding positions.

Board of Directors Issues:

WRIMCO generally supports proposals requiring that a majority of the board consist of outside, or independent, directors.

WRIMCO generally votes against proposals to limit or eliminate liability for monetary damages for violating the duty of care.

WRIMCO generally votes against indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper personal benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention. The success of a corporation in attracting and retaining qualified directors and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. WRIMCO will support such protection so long as it does not exceed reasonable standards.

WRIMCO generally votes against proposals requiring the provision for cumulative voting in the election of directors as cumulative voting may allow a minority group of shareholders to cause the election of one or more directors.

Corporate Governance Issues:

WRIMCO generally supports proposals to ratify the appointment of independent accountants/auditors unless reasons exist which cause it to vote against the appointment.

WRIMCO generally votes against proposals to restrict or prohibit the right of shareholders to call special meetings.

WRIMCO generally votes against proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.

WRIMCO generally votes for proposals to authorize an increase in the number of authorized shares of common stock.

WRIMCO generally votes against proposals for the adoption of a Shareholder Rights Plan (sometimes referred to as "Purchase Rights Plan"). It believes that anti-takeover proposals are generally not in the best interest of shareholders. Such a Plan gives the board virtual veto power over acquisition offers which may well offer material benefits to shareholders.

Executive/Employee Issues:

WRIMCO will generally vote for proposals to establish an Employee Stock Ownership Plan (ESOP) as long as the size of the ESOP is reasonably limited.

Political Activity:

WRIMCO will generally vote against proposals requiring the publication of reports on political activity or contributions made by political action committees (PACs) sponsored or supported by the corporation. PAC contributions are generally made with funds contributed voluntarily by employees, and provide positive individual participation in the political process of a democratic society. In addition, Federal and most state laws require full disclosure of political contributions made by PACs. This is public information and available to all interested parties. Requiring reports in newspaper publications results in added expense without commensurate benefit to shareholders.

Conflicts of Interest Between WRIMCO and the Fund:

WRIMCO will use the following three-step process to address conflicts of interest: (1) WRIMCO will attempt to identify any potential conflicts of interest; (2) WRIMCO will then determine if the conflict as identified is material; and (3) WRIMCO will follow the procedures established below to ensure that its proxy voting decisions are based on the best interests of the Portfolio and are not the product of a material conflict.

I. Identifying Conflicts of Interest: WRIMCO will evaluate the nature of its relationships to assess which, if any, might place its interests, as well as those of its affiliates, in conflict with those of the Portfolio's shareholders on a proxy voting matter. WRIMCO will review any potential conflicts that involve the following four general categories to determine if there is a conflict and if so, if the conflict is material:

  Business Relationships -- WRIMCO will review any situation for a material conflict where WRIMCO provides investment advisory services for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it is determined that WRIMCO (or an affiliate) otherwise has a similar significant relationship with a third party such that the third party might have an incentive to encourage WRIMCO to vote in favor of management.
  Personal Relationships -- WRIMCO will review any situation where it (or an affiliate) has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.
  Familial Relationships -- WRIMCO will review any situation where it (or an affiliate) has a known familial relationship relating to a company (for example, a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists.

WRIMCO will designate an individual or committee to review and identify proxies for potential conflicts of interest on an ongoing basis.

II. "Material Conflicts": WRIMCO will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, WRIMCO will attempt to detect those relationships deemed material based on the reasonable likelihood that they would be viewed as important by the average shareholder.

III. Procedures to Address Material Conflicts: WRIMCO will use the following techniques to vote proxies that have been determined to present a "Material Conflict."

  Use a Proxy Voting Service for Specific Proposals -- As a primary means of voting material conflicts, WRIMCO will vote in accordance with the recommendation of an independent proxy voting service (Institutional Shareholder Services (ISS) or another independent third party if a recommendation from ISS is unavailable).
  Client directed -- If the Material Conflict arises from WRIMCO's management of a third party account and the client provides voting instructions on a particular vote, WRIMCO will vote according to the directions provided by the client.
  Use a Predetermined Voting Policy -- If no directives are provided by either ISS or the client, WRIMCO may vote material conflicts pursuant to the pre-determined Proxy Voting Policies, established herein, should such subject matter fall sufficiently within the identified subject matter. If the issue involves a material conflict and WRIMCO chooses to use a predetermined voting policy, WRIMCO will not be permitted to vary from the established voting policies established herein.
  Seek Board Guidance -- If the Material Conflict does not fall within one of the situations referenced above, WRIMCO may seek guidance from the Fund's Board of Directors on matters involving a conflict. Under this method, WRIMCO will disclose the nature of the conflict to the Fund Board and obtain the Board's consent or direction to vote the proxies. WRIMCO may use the Board guidance to vote proxies for its non-mutual fund clients.

PROXY VOTING RECORD

Information regarding how the proxies for each Portfolio were voted during the most recent 12-month period ended June 30, 2006, is available on the Fund's website, www.waddell.com, and on the SEC's website at http://www.sec.gov.

CAPITAL STOCK

The shares of a Portfolio represent an interest in the Portfolio's securities and other assets and in its profits and losses. Each fractional share of a Portfolio has the same rights, in proportion, as a full share of that Portfolio. Each issued and outstanding share in a Portfolio is entitled to participate equally in dividends and other distributions declared by the Portfolio and, upon liquidation or dissolution, in net assets of such Portfolio remaining after satisfaction of outstanding liabilities. The shares of each Portfolio when issued are fully paid and nonassessable.

The Fund does not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval, will be presented to shareholders at a meeting called by the Board for such purpose.

Special meetings of shareholders may be called for any purpose upon receipt by the Fund of a request in writing signed by shareholders holding not less than 25% of all shares entitled to vote at such meeting, provided certain conditions stated in the Bylaws are met. There will normally be no meeting of the shareholders for the purpose of electing directors until such time as less than a majority of directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. To the extent that Section 16(c) of the 1940 Act applies to the Fund, the directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

All shares of the Fund have equal voting rights (regardless of the NAV per share) except that on matters affecting only one Portfolio, only shares of the respective Portfolio are entitled to vote. The shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of the Fund voting for the election of directors can elect all of the directors of the Fund if they choose to do so, and in such event the holders of the remaining shares would not be able to elect any directors.

Matters in which the interests of all the Portfolios are substantially identical (such as the election of Directors or the approval of independent public accountants) will be voted on by all shareholders without regard to the separate Portfolios. Matters that affect all the Portfolios but where the interests of the Portfolios are not substantially identical (such as approval of the Investment Management Agreement) will be voted on separately by each Portfolio. Matters affecting only one Portfolio, such as a change in its fundamental policies, will be voted on separately by the Portfolio.

Matters requiring separate shareholder voting by a Portfolio shall have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other Portfolio; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Fund.

The phrase a majority of the outstanding voting securities of a Portfolio (or of a Fund) means the vote of the lesser of: (1) 67% of the shares of a Portfolio (or the Fund) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of a series (or a Fund).

To the extent required by law, Policyholders are entitled to give voting instructions with respect to Fund shares held in the separate accounts of Participating Insurance Companies. Participating Insurance Companies will vote the shares in accordance with such instructions unless otherwise legally required or permitted to act with respect to such instructions.

PURCHASE, REDEMPTION AND PRICING OF SHARES

The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of each Portfolio based on, among other things, the amount of premium payments to be invested and the number of surrender and transfer requests to be effected on any day according to the terms of the Policies. Orders for shares of the Portfolios are executed at the time they are received by Waddell & Reed and at the NAV determined as of the close of trading on the previous business day, provided that the applicable Participating Insurance Company represents it has received such orders prior to the close of the NYSE on the previous business day. The applicable Participating Insurance Company may aggregate separately all purchase and/or redemption orders for shares of the Portfolios that it received prior to the close of trading on the NYSE (that is, 3:00 Central time, unless the NYSE closes earlier in which case such earlier time shall apply). The applicable Participating Insurance Company will not aggregate pre-3:00 Central time trades with post-3:00 Central time trades. The Portfolios may refuse to sell shares to any person or may suspend or terminate the offering of its shares if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the directors of the Portfolios, necessary in the best interest of the shareholders of the Portfolios. No sales charge is paid by any Participating Insurance Company for purchase of shares. Except where required or otherwise permitted by applicable law, redemption payment is generally made within seven days after receipt of a proper request to redeem. The Fund may suspend the right of redemption of shares of any Portfolio and may postpone payment for any period if any of the following conditions exist: (1) the NYSE is closed other than customary weekend and holiday closings or trading on the NYSE is restricted; (2) the SEC has determined that a state of emergency exists which may make payment or transfer not reasonably practicable; (3) the SEC has permitted suspension of the right of redemption of shares for the protection of the shareholders of the Fund; or (4) applicable laws and regulations otherwise permit the Fund to suspend payment on the redemption of shares. Redemptions are ordinarily made in cash but under extraordinary conditions the Fund's Board may determine that the making of cash payments is undesirable. In such case, redemption payments may be made in Portfolio securities. The redeeming shareholders would incur brokerage costs in selling such securities. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

Should any conflict between Policyowners arise which would require that a substantial amount of net assets be withdrawn from a Portfolio, orderly portfolio management could be disrupted to the potential detriment of Policyowners.

Except as otherwise noted, and via the Participating Insurance Company, a Policyowner may indirectly sell shares and buy shares of another Portfolio, also known as a transfer or an exchange privilege.

         Shareholder Communications

Policyowners will receive, from the Participating Insurance Companies, financial statements of the Portfolios as required under the 1940 Act. Each report shows the investments owned by the Portfolios and the market values thereof and provides other information about the Fund and its operations.

         Net Asset Value

The NAV of one of the shares of a Portfolio is the value of the Portfolio's assets, less liabilities, divided by the total number of shares outstanding. The NAV per share of a Portfolio is ordinarily computed once on each day that the NYSE is open for trading, as of the close of the regular session of the NYSE, and the NAV of an Underlying Fund's shares is ordinarily computed once on each day that the NYSE is open for trading as of the later of the close of the regular session of the NYSE or the close of the regular session of any domestic securities or commodities exchange on which an option or futures contract held by an Underlying Fund is traded. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it is possible that the NYSE may close on other days. Since each Portfolio invests almost exclusively in shares of the underlying W&R Target Funds, the Portfolio's NAV will be affected by changes in the respective NAVs of its Underlying Funds.

The NAV per share of a Portfolio, as well as that of each Underlying Fund, may change every business day, since the value of the assets and the number of shares outstanding typically changes every business day. However, Money Market Portfolio is designed so that the value of each share of the fund (the NAV per share) will remain fixed at $1.00 per share except under extraordinary circumstances, although this may not always be possible.

The securities in the portfolio of each Portfolio and of each Underlying Fund, except as otherwise noted, that are listed or traded on a stock exchange, are valued on the basis of the last sale on that day or, lacking any sales, at a price that is the mean between the closing bid and asked prices. Other securities that are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Bonds, other than convertible bonds and certain swap agreements, are valued using a third-party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Short-term debt securities are valued at amortized cost, which approximates market value. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith under the procedures established by, and under the general supervision and responsibility of, the Fund's board of directors.

For the Underlying Funds, foreign currency exchange rates are generally determined prior to the close of trading of the regular session of the NYSE. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the regular session of trading on the NYSE, which events will not be reflected in a computation of an Underlying Fund's NAV on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the investments will be valued at their fair value as determined in good faith by or under the direction of the fund's board of directors. The foreign currency exchange transactions of a fund conducted on a spot (that is, cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

Options and futures contracts purchased and held by an Underlying Fund are valued at the last sales price on the securities or commodities exchanges on which they are traded, or, if there are no transactions, at the mean between bid and asked prices. Ordinarily, the close of the regular session for option trading on national securities exchanges is 4:10 p.m. Eastern time and the close of the regular session for commodities exchanges is 4:15 p.m. Eastern time. Futures contracts will be valued with reference to established futures exchanges. The value of a futures contract purchased by a fund will be either the closing price of that contract or the bid price. Conversely, the value of a futures contract sold by a fund will be either the closing price or the asked price.

When an Underlying Fund writes a put or call, an amount equal to the premium received is included in the fund's Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is marked-to-market (that is, treated as sold for its fair market value) to reflect the current market value of the put or call. If the call a fund wrote is exercised, the proceeds received on the sale of the related investment are increased by the amount of the premium the fund received. If a fund exercised a call it purchased, the amount paid to purchase the related investment is increased by the amount of the premium paid. If a put written by a fund is exercised, the amount that the fund pays to purchase the related investment is decreased by the amount of the premium it received. If a fund exercises a put it purchased, the amount the fund receives from the sale of the related investment is reduced by the amount of the premium it paid. If a put or call written by a fund expires, it has a gain in the amount of the premium; if a fund enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.

Money Market Portfolio operates under Rule 2a-7 which permits it to value its portfolio on the basis of amortized cost. The amortized cost method of valuation is accomplished by valuing a security at its cost and thereafter assuming a constant amortization rate to maturity of any discount or premium, and does not reflect the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized gains or losses.

While the amortized cost method provides some degree of certainty in valuation, there may be periods during which value, as determined by amortized cost, is higher or lower than the price Money Market Portfolio would receive if it sold the instrument. During periods of declining interest rates, the daily yield on Money Market Portfolio's shares may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments and changing its dividends based on these changing prices. Thus, if the use of amortized cost by Money Market Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the fund's shares would be able to obtain a somewhat higher yield than would result from investment in such a fund, and existing investors in the fund's shares would receive less investment income. The converse would apply in a period of rising interest rates.

As required by Rule 2a-7, Money Market Portfolio's board of directors has established procedures designed to stabilize, to the extent reasonably possible, the fund's price per share as computed for the purpose of sales and redemptions at $1.00. As required, such procedures include review of Money Market Portfolio's portfolio holdings by the board of directors at such intervals as it may deem appropriate and at such intervals as are reasonable in light of current market conditions to determine whether the fund's NAV calculated by using available market quotations deviates from the per share value based on amortized cost.

TAXATION OF THE PORTFOLIOS

General

Shares of the Portfolios are offered only to Participating Insurance Companies' separate accounts that fund Policies. See the applicable Policy prospectus for a discussion of the special taxation of insurance companies with respect to such accounts and of the Policyholders.

Each Portfolio is treated as a separate corporation for Federal tax purposes. It is anticipated that each Portfolio will qualify for treatment as a regulated investment company under the Code (RIC), so it is relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net investment income and the excess of net short-term capital gain over net long-term capital loss ("net short-term gain"), all determined without regard to any deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. To continue to qualify for treatment as a RIC, a Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income and must meet several additional requirements, which each Portfolio intends and expects to continue to do.

Each Portfolio invests almost exclusively in shares of the underlying W&R Target Funds, Inc. portfolios and may also invest in U.S. government securities, short-term corporate obligations and commercial paper and other money market instruments. Accordingly, a Portfolio's income will consist of dividends and distributions it receives from the funds in which it invests, net gains it realizes from the disposition of those funds' shares and other securities, and interest it earns. If an Underlying Fund qualifies for the tax treatment as a RIC described in the preceding paragraph (and each Underlying Fund has done so for its past taxable years and intends to continue to do so for its current and future taxable years): (1) dividends paid to a Portfolio from the fund's investment company taxable income (which for certain funds may include gains from certain foreign currency transactions in addition to net investment income and net short-term gain) will be taxable to the Portfolio as ordinary income to the extent of the fund's earnings and profits and (2) distributions paid to a Portfolio from the fund's net capital gains will be taxable to the Portfolio as long-term capital gains, regardless of how long the Portfolio has held the fund's shares. If a Portfolio qualifies for treatment as a RIC, these tax consequences will have little impact, because, as noted in the Prospectus, each Portfolio intends to distribute substantially all its net investment income and net capital gains each year and thus will pay no Federal income tax on the dividends, distributions and gains it receives and realizes.

If a Portfolio or Underlying Fund failed to qualify for treatment as a RIC for any taxable year, however, it would be taxed as an ordinary corporation on the full amount of its taxable income for that year (even if it distributed that income to its shareholders). In addition, such a Portfolio or fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

Each Portfolio and Underlying Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute, by the end of any calendar year, substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these purposes, a Portfolio or an Underlying Fund may defer into the next calendar year net capital losses incurred between November 1 and the end of the current calendar year. It is the policy of each Portfolio and Underlying Fund to pay sufficient dividends and distributions each year to avoid imposition of this excise tax.

Each Portfolio intends to continue to comply with the diversification requirements imposed on the Participating Insurance Companies' separate accounts by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to RIC Diversification Requirements and the diversification requirements imposed on the Portfolios by the 1940 Act, place certain limitations on the assets of each separate account – and, because section 817(h) and those regulations treat the assets of each Portfolio as assets of the related separate account, of each Portfolio – that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by the safe harbor described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the value of a Portfolio's total assets may be represented by any one investment, no more than 70% thereof by any two investments, no more than 80% thereof by any three investments, and no more than 90% thereof by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities and political subdivisions all are considered the same issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the RIC Diversification Requirements are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities and securities of other RICs. Failure of a Portfolio to satisfy the section 817(h) requirements would result in taxation of the Participating Insurance Companies and treatment of the Policyowners other than as described in the prospectuses for the Policies.

If any Portfolio failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed at corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders, (2) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends to the extent of the Portfolio's earnings and profits, taxable as ordinary income (except that, for individual shareholders, the part thereof that is "qualified dividend income" would be taxable at the rate for net capital gain – a maximum of 15%) and eligible for the dividends-received deduction available to corporations under certain circumstances and (3) most importantly, each Participating Insurance Company separate account invested therein would fail to satisfy the diversification requirements of Code section 817(h), with the result that the Policies supported by that account would no longer be eligible for tax deferral. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.